UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. ____)
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
FIRST INTERSTATE BANCSYSTEM, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

First Interstate BancSystem

Member FDIC. Equal Housing Lender.

PRELIMINARY COPY
2026 Proxy Statement
First Interstate BancSystem, Inc.
Notice of Annual Meeting of Shareholders to be held on May 27, 2026
Notice of Annual Meeting of Shareholders
Participate in the Future of First Interstate — Please Cast Your Vote

Date:	Time:	Location:
May 27, 2026	4:00 p.m. MT	First Interstate Center
401 N. 31st Street
Billings, Montana 59101
At the 2026 Annual Meeting of Shareholders (the “annual meeting”) of First Interstate BancSystem,
Inc., shareholders will be asked to vote on the following proposals:
1.To elect three directors;
2.To approve an amendment to our Certificate of Incorporation (the “Charter”) to provide for plurality voting in contested director elections;
3.To approve, on a non-binding, advisory basis, the compensation of the Company’s Named
Executive Officers; and
4.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.
YOUR VOTE IS IMPORTANT TO US. PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE. Shareholders of
record as of the close of business on Thursday, April 2, 2026, are entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. Whether or not you plan to attend the annual meeting, we urge you to vote as soon as possible. A proxy that is signed and dated, but which does not contain voting instructions, will be voted in the manner as is recommended by our
Board of Directors on each proposal with respect to which a registered holder is entitled to vote.
Registered holders may vote:
▪By Internet — access http://www.voteproxy.com and follow the on-screen instructions;
▪By mail — sign, date, and mail your proxy card in the envelope provided as soon as possible, if you received a paper copy of the proxy materials; or
▪In person — vote your shares in person by attending the annual meeting.
Questions and Answers about the 2026 Annual Meeting. We encourage you to review the section captioned “Information About the Shareholder Meeting” beginning on page 96 for answers to common questions about the annual meeting, proxy materials, voting, and other related topics.
BY ORDER OF THE BOARD OF DIRECTORS

Kirk D. Jensen
General Counsel and Corporate Secretary
Billings, Montana
April __, 2026
Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of
Shareholders
to be Held on May 27, 2026 at 4:00 p.m., Mountain Time.
The proxy statement and annual report to shareholders are available at
www.astproxyportal.com/ast/40019/.
(i)

Table of Contents

Executive Summary . . . . . . . . . . . . . . .	1	Compensation Discussion and Analysis . . . .	48
Proposal One . . . . . . . . . . . . . . . . . . . . .	10	Compensation of Named Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	65
Director and Director Nominee Biographies . . . . . . . . . . . . . . . . . . . . . .	13	Proposal Four . . . . . . . . . . . . . . . . . . . . . . . . .	88
Corporate Governance . . . . . . . . . . . .	23	Audit Committee Report . . . . . . . . . . . . . . .	89
Board Committees . . . . . . . . . . . . . . . .	26	Security Ownership of Certain Beneficial Owners and Management . . . . . . . . . . . . . . .	90
Proposal Two . . . . . . . . . . . . . . . . . . . .	36	Certain Relationships and Related Party Transactions . . . . . . . . . . . . . . . . . . . . . . . . . .	94
Director Compensation . . . . . . . . . . . .	38	Information About the Shareholder Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	96
Proposal Three . . . . . . . . . . . . . . . . . . .	41	Appendix A - Reconciliation of GAAP and Non-GAAP Financial Measures . . . . . . . . . . .	A-1
Human Capital Management . . . . . . .	42	Appendix B - Proxy Card . . . . . . . . . . . . . . . .	B-1

Where to Find
Financial Performance Highlights	4	Communication with the Board	35
Board Meetings and Attendance	25	Director Equity Ownership Guidelines	40
Director Nomination, Selection, and Qualifications	25	Executive Officer Equity Ownership	61
Director Committee Assignment Matrix	27	Clawback Policy	62
Risk Areas Overseen by Board Committee	33	Principal Accounting Fees	89
Cybersecurity	34	Remaining Sections	100

1	First Interstate BancSystem, Inc.
PRELIMINARY COPY
2026 Proxy Statement
Executive Summary
The following is a summary of more detailed information found elsewhere in our proxy statement. This is only a summary, and it may not contain all the information that is important to you. For more complete information, please review this proxy statement in its entirety.
When we refer to the “Company,” “First Interstate,” “we,” “our,” and “us” in this proxy statement, we mean First Interstate BancSystem, Inc. and our consolidated subsidiaries, unless the context indicates that we refer only to the parent company, First Interstate BancSystem, Inc. When we refer to the “Bank” in this proxy statement, we mean First Interstate Bank, our wholly owned bank subsidiary.
This proxy statement, the accompanying proxy card, and our 2025 annual report to shareholders (the
“Annual Report”) are being made available on or about April __, 2026, to our shareholders of record who are entitled to vote at the 2026 annual meeting of shareholders (the “annual meeting”). As permitted by SEC rules, we are sending a Notice of Internet Availability of Proxy Materials (“Notice”)
to our shareholders on or about April __, 2026. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice.
Annual Meeting

Time and Date:	4:00 p.m., Mountain Time, Wednesday, May 27, 2026
Place:	First Interstate Center, 401 N. 31st Street, Billings, Montana 59101
Record Date:	Close of business on Thursday, April 2, 2026
Voting:
Shareholders of record as of the record date are entitled to vote the shares of our common stock that they held as of the record date at the annual meeting. Each outstanding share of common stock entitles its holder to cast one vote on all matters submitted to a vote of shareholders at the annual meeting.

Attendance:
If you plan to attend the annual meeting in person, you must bring the Notice. If your shares are not registered in your name, you will need a legal proxy, account statement, or other documentation confirming your First Interstate BancSystem, Inc. holdings from the broker, bank, or other institution that is the record holder of your shares. You will also need a valid, government-issued picture identification that matches your Notice, legal proxy, or other confirming documentation.

Adjournments:
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.  If the annual meeting is postponed or adjourned, any proxy that you have submitted will still be good and may be voted at the postponed or adjourned meeting.

2	First Interstate BancSystem, Inc.

Agenda & Voting Recommendations

PROPOSAL ONE:

Election of Three Directors

BOARD RECOMMENDATION

"FOR" Each Nominee

PROPOSAL TWO:

BOARD RECOMMENDATION

"FOR" Approval

PROPOSAL THREE:

Adoption of Advisory Resolution on Executive Compensation

BOARD RECOMMENDATION

"FOR" Adoption

PROPOSAL FOUR:

Ratification of Appointment of Independent Registered Public Accounting Firm

BOARD RECOMMENDATION

"FOR" Ratification

Review your Proxy Statement and vote in one of three ways:

Via the Internet

Visit the website listed on your proxy card

By Mail

Sign, date, and return your proxy card in the enclosed envelope

In Person

Attend the Annual Meeting in Billings, MT

3	First Interstate BancSystem, Inc.
2025 Strategic Goals and Focus Areas
During 2025, we continued to execute our strategic plan intended to refocus capital investment, optimize our balance sheet and improve core profitability, while advancing disciplined, relationship-
driven organic growth. In furtherance of this plan, we continued our branch optimization initiatives in
2025 - we completed the sale of our Arizona and Kansas branches, exiting both markets, and announced the pending sale of 11 Nebraska branches (which transaction is expected to close in the second quarter of 2026) and the planned closure of six additional branches in Minnesota, Nebraska, and
North Dakota (which were subsequently closed in February of 2026). We also completed the outsourcing of our consumer credit card portfolio and discontinued originating indirect loans. These actions are all intended to allocate capital, talent and resources towards enhancing the core franchise and deemphasizing peripheral opportunities. We maintain an ongoing focus on expanding market share in markets with existing density and/or growth potential. In addition to refocusing our investment through relationship-driven organic growth, these actions, along with other balance sheet trends, supported a continued improvement in capital ratios during the year, and on August 28, 2025 we announced a $150.0 million stock repurchase program, repurchasing approximately 3.65 million shares
(representing approximately 3.5% of shares outstanding) through December 31, 2025. Our share repurchase program remains active and, in January 2026, the Board increased the repurchase program authorization by an additional $150.0 million, bringing total authorization since August 2025 to $300.0 million.
These actions also supported our continued optimization of the balance sheet. We reduced other borrowed funds to zero from $1.6 billion at the beginning of 2025, and ended 2025 with a flexible balance sheet, evidenced by a 68.8% loans held for investment to deposit ratio. We continue to reorient the loan portfolio to core franchise-enhancing products, supported by our focus on relationship-based loan and deposit growth.
We believe that we have a favorable multi-year net interest income trajectory driven by the repricing and reinvestment of maturing fixed rate loans and securities. Our granular, low-cost deposit base, proactive approach to credit risk management, and a continued focus on efficiency provide further support. During 2025, our net interest margin (NIM) continued to expand sequentially each quarter. We also benefited from lower funding costs during 2025, as cost of funds, including noninterest-bearing demand deposits, decreased to 1.47% from 1.83% in 2024.

4	First Interstate BancSystem, Inc.
2025 Financial Performance Highlights
In 2025, we reported net income of $302.1 million, or $2.94 per diluted share of common stock outstanding. Our return on average common equity ("ROAE") was 8.83% and our return on average tangible common equity* (“ROATCE”) was 13.53%. Our book value per share (“BVPS”) was $34.09 and our tangible book value per share* (“TBVPS”) was $22.40.

$302.1	$2.94	8.83%	/	13.53%	$34.09	/	$22.40
Net Income (in millions)	Diluted Earnings Per Share	ROAE / ROATCE*			BVPS / TBVPS*

*As used in this proxy statement, ROATCE and TBVPS are financial measures not defined in accordance with accounting principles generally accepted in the United States of America, or GAAP. See Appendix
A to this proxy statement for a reconciliation to their most directly comparable GAAP financial measures, ROAE and BVPS, respectively.
Delivering Long-term Value
We focus on building strong client relationships with the intent of generating organic growth which will lead to strong financial results over the long term. We have also expanded our community banking footprint through strategic acquisitions. From December 31, 2016 to December 31, 2025, our earnings have increased 216%. Over the same period, common equity has increased 251%, from $982.6 million as of December 31, 2016, to $3,447.0 million as of December 31, 2025.

Net Income
$325.0
$300.0
$275.0
$250.0
$225.0
$200.0
$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

With this growth in earnings, we have been diligent in returning capital to our shareholders. During
2025, we paid $1.88 in total dividends per share and returned approximately 103% of net income to our shareholders, or $311.9 million, through a combination of quarterly cash dividends and share repurchases under our stock repurchase program discussed above. Our regular dividend has grown meaningfully from $0.88 per share in 2016 to $1.88 per share in 2025 in addition to making a one-time cash dividend of $0.60 per share in 2020, as reflected in the chart below.

5	First Interstate BancSystem, Inc.
In addition, in August 2025, our Board of Directors (“Board”) approved a stock repurchase program authorizing repurchases of up to $150.0 million of our common stock through March 31, 2027. During
2025, we repurchased 3,653,914 shares of our common stock under this program for $117.6 million at a weighted average price of $32.18 per share. In January 2026, the Board increased the repurchase program authorization by an additional $150.0 million, bringing total authorization since August 2025 to $300.0 million.

Dividends
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Regular Dividend
Special Dividend

We have also delivered growth in earnings per share, BVPS, and TBVPS between the 2016 to 2025 performance period displayed, reflecting compound annual growth rates of 3.6%, 5.1%, and 3.2%
respectively.

BVPS
TBVPS
EPS
$40.00
$30.00
$20.00
$10.00
$0.00
$2.13
$2.05
$2.75
$2.83
$2.53
$3.11
$1.96
$2.48
$2.19
$2.94
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

6	First Interstate BancSystem, Inc.

FIBK: TOTAL SHAREHOLDER RETURN (3/23/2010 THROUGH 12/31/2025)

FIBK
KBW Bank Index
S&P Financials Index
$650
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
March-10
January-14
February-18
June-21
November-22
April-24
February-25
June-25
September-25
December-25

Additional information concerning our performance can be accessed on the Company's website at
www.FIBK.com. The information contained on our website with respect to our performance, however, shall not be deemed to be a part of, or incorporated by reference in, this proxy statement for any purpose.

7	First Interstate BancSystem, Inc.
Commitment to Community
Ensuring a highly-engaged workforce and supporting the communities in which we live and work is key to our strategy to provide a best-in-class client experience and drive long-term shareholder value.

For our Employees

First Interstate continues to partner with Gallup, an industry leader in employee engagement, to measure and strengthen our culture. In 2025, First Interstate's employee engagement score ranked in the 68th percentile of Gallup's overall database. With 92% employee participation, the results provide a strong reliable view of our employee experience.

For our Clients

Our client relationship study reflects top quartile performance relative to industry benchmarks. Actions taken focus on optimized online account opening, enhanced mobile services, and promotion of Zelle P2P to attract and retain core deposits.

For our Communities

As a community bank, we are "all-in" when giving back to our communities with time, money, and heart. For more information on our commitment to the communities we serve, see the Corporate Responsibility Oversight section of this proxy statement.

For our Shareholders

Our strategic actions in 2025 to improve core profitability, refocus capital investment, and optimize our balance sheet are intended to enhance shareholder returns. We engaged with shareholders representing over 50% of the company's outstanding common stock during 2025, including at numerous industry conferences to provide shareholders with multiple forums for engagement. We engage on numerous topics, such as strategy, financial and operating performance, the competitive environment, and governance related topics.

Full year earnings of

$302M

OR

$2.94 per diluted share

Commitment to Sound Corporate Governance
We have structured our corporate governance program to promote the long-term interests of shareholders, strengthen the accountability of our Board and management, and build public trust in the Company. Highlights of our efforts include:

☑	All Board Committees are chaired by independent directors;
☑	Regular executive sessions of non-management directors;
☑	Equity ownership guidelines for directors and executive officers; and
☑	Cash and equity awards with clawback provisions.

8	First Interstate BancSystem, Inc.

Purposeful Vision

We meet people where they are, helping them get to where they want to be.

Established in 1968,
First Interstate has existed for

58 YEARS

$26.6B+
TOTAL ASSETS
Community Bank

Operating in
10 states

Nearly 300 locations
3,000+ employees

When it comes to giving back, we start with the communities we serve across our footprint to build the foundation of our corporate giving program.

2025

$7.2M
Donated in 2025

In 2025, the Bank and its Foundation gifted $7.2 million to help make a difference in our communities.

Foundation Match Programs

First Interstate supports nonprofits by matching eligible volunteer hours and charitable gifts through our gift and volunteer match program, enriching charitable organizations with much-needed support and financial resources.

Over **$955K** Contributed

Over
$100M
in Total Giving

$100 MILLION AND COUNTING...

First Interstate Bank and its Foundation are committed to supporting our communities through philanthropy. Since the Foundation's inception in 1990, the Bank and Foundation together have contributed over $100 million toward enhancing the communities we serve.

Believe in Local

$1M Community Support

In 2025, First Interstate Bank, in partnership with First Interstate BancSystem Foundation, gifted over $1 million in grants as part of our "Believe in Local" campaign. Employee nominations determined 40 impactful nonprofit organizations that each received $25,000 gifts to further their mission.

Volunteer Day

Helping our neighbors, particularly those most in need, is at the heart of our company. Service projects included financial literacy trainings, food collection and sorting, building affordable housing, and creating hygiene and wellness kits for people struggling with homelessness.

11.5K+
Volunteer Hours

9	First Interstate BancSystem, Inc.
Executive Compensation Highlights
Our executive compensation program is aligned with our business strategy and is designed to maximize long-term shareholder value.
What We Pay and Why — Goals and Elements of Compensation:
•Emphasize pay for performance;
•Attract, retain, and motivate talented and experienced executives within the banking industry;
•Recognize and reward executives whose skill and performance are critical to our success;
•Align interests of our executives with our shareholders; and
•Discourage excessive risk taking.
Key Features of our Executive Compensation Program:

What We Do...		What We Do Not Do...
☑	Emphasize pay for performance	☒	Allow for short-selling, hedging, or pledging of Company securities by Company insiders, subject to limited exceptions for certain pre-existing pledging arrangements
☑	Use multiple performance measures and caps on potential incentive payments	☒	Allow "single-trigger" accelerated vesting of equity-based awards upon change in control
☑	Engage an independent compensation consultant	☒	Grant excessive perquisites
☑	Require minimum equity ownership for directors and executive officers	☒	Pay excise tax "gross ups" upon change in control
☑	Maintain a clawback policy	☒	Reprice or liberally recycle shares
☑	Discourage excessive risk taking by reserving the right to use discretion in the payout of all incentives	☒	Trade in Company securities during designated black-out periods, except under limited circumstances including valid rule 10b5-1 trading plans
Elements of Total Compensation
Using a consistent and calibrated pay-for-performance approach across the Company, we reward results, discourage excessive risk taking, and align short-term and long-term incentives with the generation of shareholder value. To promote a culture that aligns the interests of management with those of our shareholders, our executive compensation program focuses on a mix of fixed and variable compensation.
We have three primary elements of compensation:
•Base salary: Competitive fixed-base cash compensation determined by individual factors, such as scope of responsibility, experience, and strategic impact.
•Short-Term Incentive: Annual performance-based cash incentives aligned with the achievement of individual and Company financial and strategic growth objectives.
•Long-Term Incentive: Equity-based incentives to reward and retain executive officers and senior leaders, with an emphasis on long-term Company performance compared to peers.

10	First Interstate BancSystem, Inc.
Our Charter provides that our Board is divided into three classes serving staggered three-year terms.
The tenure of four (4) directors in Class II of the Board will expire at the time of the annual meeting.
Patricia L. Moss, an incumbent Class II director who has reached the age of 72, will not stand for reelection (consistent with the age-72 re-election limitation in our bylaws) and, in accordance with the director retirement policy included in our Corporate Governance Guidelines as further described below, will be deemed to have retired and resigned automatically from the Board immediately prior to the start of the annual meeting.
Accordingly, the following three (3) director nominees, each of whom currently serve as Class II directors on the Board, have been nominated and have agreed to be considered for election at the
2026 annual meeting, with each to serve a three-year term if elected expiring at the annual meeting to be held in 2029, subject to each nominee’s earlier resignation or removal. The nominees for election as Class II directors at this 2026 annual meeting are:
•Alice S. Cho
•Dennis L. Johnson
•Daniel A. Rykhus
Unless you indicate otherwise on the proxy card (including by marking “AGAINST” or “ABSTAIN” with respect to one or more nominees) or the votes are determined to be broker non-votes as discussed below under the caption “Information About the Shareholder Meeting,” the persons named as proxies in the proxy card accompanying these materials will vote the shares represented by a validly executed proxy card “FOR” the election of the above-named nominees. If, at the time of the annual meeting, any nominee becomes unavailable for any reason for election as a director, the persons entitled to vote as proxy will vote for the election of such substitute(s), if any, to the same extent as contemplated above and as the Board may recommend. At this time, the Board knows of no reason why any nominee might be unavailable or unwilling to serve.
Nominees
The individuals listed below have been nominated for election at the annual meeting because the
Board believes, based in part upon the recommendation of the Governance and Nominating
Committee, they possess the skills, experience, personal attributes, and tenure needed to guide the
Company’s strategy and to effectively oversee the Company’s risk management framework and management’s execution of its responsibilities. The following table sets forth information regarding the nominees for election at the annual meeting. Additional biographical information for each of the nominees follows below under the caption "Director and Director Nominee Biographies."

Name	Age	Director Since	Principal Occupation
Alice S. Cho	59	2020	Consultant, Ludwig Advisors LLC
Dennis L. Johnson	71	2017	Retired President and CEO, United Heritage Mutual Holding Company
Daniel A. Rykhus	61	2022	Retired President and CEO, Raven Industries
Required Vote; Director Resignation Policy
If a quorum is present at the annual meeting, a majority of the voting power of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors is required to elect a director. This means each nominee for director must receive the affirmative vote of more than 50% of the votes present in person or represented by proxy and

11	First Interstate BancSystem, Inc.
entitled to vote on the election of directors at the annual meeting to be elected. If an incumbent director nominee is not elected at the annual meeting (i.e., because the nominee fails to receive the required majority vote described above) and no successor has been elected, the incumbent director will be required to promptly tender his or her resignation to the Board (contingent upon Board acceptance). The Governance and Nominating Committee will recommend to the Board whether to accept or reject the tendered resignation (or whether other action should be taken), and the Board will act on the resignation and publicly disclose its decision and rationale within 90 days after certification of the election results; the affected director will not participate in the recommendation or the Board’s decision regarding his or her resignation. If the Board does not accept the resignation, the incumbent director will continue to serve until a successor is duly elected or until earlier death, resignation or removal; if the resignation is accepted, the Board may fill the resulting vacancy or decrease the size of the Board, in each case as provided in our bylaws. Proxies cannot be voted for a greater number of persons than the nominees named in this proxy statement.
Continuing Directors Other Than Nominees
The following table sets forth information as of the date of this proxy statement regarding our directors that are expected to continue to serve on the Board following the date of the annual meeting and who are not up for election at the annual meeting, to whom we refer as our “continuing directors.” Additional biographical information for each of these directors follows below under the caption “Director and Director Nominee Biographies.”

Name	Age	Director Since	Current Class	Term Expires	Principal Occupation
Renu Agrawal	62	2025	III	2027	Former EVP and COO for Financial Institutions Group, Wells Fargo
Stephen B. Bowman	62	2021	I	2028	Retired CFO, The Northern Trust Corporation
John M. Heyneman Jr.	58	2018*	III	2027	Managing Partner, Awe LLC and Towanda Investments LLC
Joyce A. Phillips	63	2021	I	2028	CEO, EqualFuture Corp.
James A. Reuter	61	2024	III	2027	President and CEO, First Interstate BancSystem, Inc.
James R. Scott, Jr.	48	2025**	III	2027	Managing General Partner, JS Investments LP
Jeremy P. Scott	45	2025	I	2028	CEO, J&G Brothers Biz, Inc.
Michael L. Scudder	65	2025	I	2028	Retired Executive Chairman, Old National Bancorp
*In addition, Mr. Heyneman previously served as a director from 1998 to 2004 and from 2010 to 2016.
**In addition, Mr. Scott previously served as a director from 2016 to 2022.
In addition to Patricia L. Moss, David L. Jahnke (a Class III director with a term expiring at the 2027 annual meeting of shareholders (the “2027 annual meeting”)) and Stephen M. Lacy (a Class I director with a term expiring at the 2028 annual meeting of shareholders (the “2028 annual meeting”)) have each reached the age of 72 and, in accordance with the director retirement policy included in our
Corporate Governance Guidelines as further described below, will be deemed to have retired and resigned automatically from the Board immediately prior to the start of the annual meeting.
The following graphic sets forth information regarding our continuing directors and our director nominees for the 2026 annual meeting. For additional information regarding our Board and the directors serving on the Board as of the date of this Proxy Statement, see “Board Structure and
Composition” below.

12	First Interstate BancSystem, Inc.

27%
Women Directors

60
Average Age

61
Median Age

82%
Of the Board Members are Independent Directors

Average Tenure of Directors
5.4
Years

5
New Directors in the Last 5 Years

13	First Interstate BancSystem, Inc.
Director and Director Nominee Biographies
Director Since: February 2021
Chair of the Board Since: May 2024
Career Highlights: Mr. Bowman served as Chief Financial Officer of The Northern Trust Corporation, a
global financial institution, from 2014 until his retirement in 2020. As CFO, Mr. Bowman was responsible for the company’s Global Finance function including Controller’s group, Financial Planning and Analysis, Tax, Investor Relations, Treasury, Capital Adequacy, Business Unit Finance, Corporate
Real Estate, Procurement, Fee Billing, and Finance Technology.
Prior to his CFO role, Mr. Bowman served in various leadership positions at The Northern Trust
Corporation, including Chief Human Resources Officer and CEO of Northern Trust’s European region and North American region.
Mr. Bowman is a National Trustee of Miami University and serves as the Chair of the Investment
Subcommittee. Mr. Bowman also serves on the board of directors for Glenwood Academy, FNZ Trust
Company, and Commonwealth Edison Company. Mr. Bowman has a Bachelor’s degree from Miami
University, and an M.B.A. from DePaul University.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•As identified by the Board, Mr. Bowman has significant knowledge in the financial services industry, executive management, and legal requirements and duties of public companies.	•Audit Committee (Financial Expert)	•Voya Financial, Inc. (Audit, Risk, and Technology Committee member)

14	First Interstate BancSystem, Inc.
Director Since: November 2024
Career Highlights: Mr. Reuter has been President and Chief Executive Officer of the Company and First
Interstate Bank as well as a member of the Board of Directors since November 2024. Mr. Reuter leads with expertise drawn from more than 38 years in the banking industry.
Prior to joining the Company, Mr. Reuter was the President and Chief Executive Officer of FirstBank
Holding Company of Colorado, one of the largest privately held banks in the nation, from 2017 until his retirement in March 2024. Mr. Reuter started his banking career at FirstBank in 1987 and, prior to CEO, served as the bank’s Chief Operating Officer, overseeing many of the bank’s divisions including: loan/
mortgage operations; information technology (IT); digital banking; payments; business banking;
contact center; online account/loan acquisition; marketing; and treasury management.
Mr. Reuter has been actively involved in the industry, serving on the Board of Directors of the
American Bankers Association (ABA), ABA Government Relations Committee, ABA Payments Systems
Advisory Council, and the ABA Venture Investment Committee. He also serves on the Board of Directors for the Mid-Size Bank Coalition of America, and previously served on The Clearing House Real Time
Payments Business Committee, the Federal Reserve Bank Faster Payments Task Force Steering
Committee, and the Colorado Bankers Association.
In addition to industry-related work, Mr. Reuter has served on the boards of numerous nonprofits including: the American Cancer Society of Colorado’s CEOs Against Cancer; Women’s Foundation of
Colorado; Special Olympics of Colorado; Ability Connection Colorado; Blind Institute of Technology;
and Cerebral Palsy of Colorado.
Additionally, Mr. Reuter currently serves as Chair of the First Interstate BancSystem Foundation Board
of Directors. Mr. Reuter has a Bachelor’s degree in Finance from Luther College in Decorah, Iowa, and attended the Graduate School of Banking at the University of Wisconsin.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•As identified by the Board, Mr.
Reuter has extensive
knowledge of key issues,
dynamics, and trends affecting
the Company, its business, and
the banking industry in
general.
•As President and Chief
Executive Officer, Mr. Reuter
is also able to provide
strategic insight and direction
to the Company.
	•None	•None

15	First Interstate BancSystem, Inc.
Director Since: August 2025
Career Highlights: From 2006 to 2019, Ms. Agrawal served at Wells Fargo in senior executive roles, including Executive Vice President and Chief Operating Officer for its Financial Institutions Group from
2017 to 2019, Executive Vice President and Head of its International Treasury Management business from 2012 to 2017, and Senior Vice President in Corporate Strategy. Earlier, she was COO of
ValleyCrest Companies and of Quisic, a venture-backed EdTech firm, and a Principal at McKinsey &
Company. She began her career as a scientist at Polaroid. Ms. Agrawal also serves on the board of
Neythri, an organization of South Asian professional women and was named to the NACD Directorship
100 in 2024.
Ms. Agrawal serves on the boards of Sunrise Produce, a private equity-owned wholesale distributor, and NMI Holdings, Inc. She also served on the board of Woodruff-Sawyer, one of the largest privately held insurance brokerages, where she chaired the Audit and Risk Committee and served on the
Compensation Committee until its acquisition by AJ Gallagher & Co. in April 2025. She was also a director of Allvue Systems, a Vista Equity-owned SaaS company. Ms. Agrawal has a Ph.D. in Materials
Science and Engineering and an M.B.A. from MIT, as well as a Bachelor of Technology degree from
Indian Institute of Technology in Kanpur, India.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•As identified by the Board, Ms.
Agrawal has extensive
leadership experience in the
financial services industry.
•She also has strong
governance, audit, and risk
oversight experience as a
former public company board
member and committee chair.
	•Governance and Nominating Committee •Technology, Innovation and Operations Committee	•NMI Holdings, Inc (Audit and Risk Committees) Other Public Company Board Memberships Within the Last Five Years •Luther Burbank Corporation (Audit and Risk and Nominating and Governance Committees)

16	First Interstate BancSystem, Inc.
Director Since: May 2020
Career Highlights: Ms. Cho is a recognized risk expert and has advised financial institutions, technology companies, and government sponsored enterprises on matters relating to enterprise risk management, regulatory compliance, and internal audit. Ms. Cho has served as a consultant to Ludwig
Advisors, LLC since 2026. She served as a Senior Advisor at the Boston Consulting Group, a global management consulting firm, from 2021 through 2025. From 2017 to 2020, Ms. Cho served as Advisor to
Varo Money, Inc., the nation’s first fintech to receive regulatory approvals to operate as a bank. In that role, Ms. Cho advised the Board, the CEO, and senior management on managing risk in the context of an innovative, digital only business model.
From 2005 to 2017, Ms. Cho served in various leadership roles, including Managing Director and the head of the West Coast Practice, at Promontory Financial Group. In that capacity, she was responsible for leading engagements and for advising global financial institutions and leading fintech companies on issues relating to risk management and regulatory strategy.
Prior to joining Promontory, Ms. Cho was director at BITS, the technology arm of the Bank Policy
Institute. Earlier, Ms. Cho served as Special Advisor to the Vice Chair at the Federal Reserve Board in
Washington, D.C. and worked on banking policy issues at the White House Office of Management and
Budget. Ms. Cho serves on the Advisory Council at the University of Chicago Harris School of Public
Policy.  Ms. Cho is a board advisor at Revolut U.S. Ms. Cho has a Bachelor’s degree from Whitman
College, and an M.A. from the University of Chicago.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•As identified by the Board, Ms.
Cho has significant knowledge
in risk management, and
regulatory compliance issues.
•She also has knowledge in
strategic initiatives and
technology innovation,
including digitization, in the
financial services industry.
	•Audit Committee (Financial Expert) •Risk Committee (Chair, Risk Management Expert)	•Globe Life, Inc. (Audit Committee Member)

17	First Interstate BancSystem, Inc.
Director Since: May 2018
Career Highlights: Mr. Heyneman was previously a director from 1998 to 2004 and from 2010 to 2016.
Mr. Heyneman is based in Sheridan, Wyoming as the Managing Partner of Awe LLC, and Towanda
Investments LLC.
Additionally, Mr. Heyneman is Chair of the Padlock Ranch Company, a diversified cow-calf, farm, and feedlot operation based in Dayton, Wyoming. Mr. Heyneman was Executive Director of Plank
Stewardship Initiative, a nonprofit organization providing technical solutions to ranchers in the
Northern Great Plains. From 2005 to 2010, Mr. Heyneman was involved in economic development and business recruitment in Sheridan, Wyoming. From 1998 to 2009, Mr. Heyneman managed and worked on large cattle ranches on public, private, and tribal lands in northern Arizona, Utah, Montana, and
Wyoming.  He is an N.A.C.D Leadership Fellow and has completed several executive education programs at the Northwestern University - Kellogg School of Management. Mr. Heyneman has a
Bachelor’s degree from Carleton College and an M.A. from Montana State University.
Mr. Heyneman is the first cousin of James R. Scott, Jr., and the first cousin once-removed of Jeremy P.
Scott. Mr. Heyneman was recommended for Board service by the Scott Family pursuant to the Scott
Family Stockholder Agreement (as defined and discussed below).

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•As identified by the Board, Mr.
Heyneman has executive
management and business
experience in the agriculture
industry.
•Mr. Heyneman understands the
regional economies and
communities the Company
serves.
•Mr. Heyneman also possesses
knowledge of the Company’s
unique challenges, regulatory
environment, and history
because of his years of service
to the Company.
	•Governance and Nominating Committee •Technology, Innovation and Operations Committee	•None

18	First Interstate BancSystem, Inc.
Director Since: May 2017
Career Highlights: Prior to his retirement in 2020, Mr. Johnson was President and Chief Executive
Officer of United Heritage Mutual Holding Company since 2001, and United Heritage Financial Group and United Heritage Life Insurance Company, which are insurance, annuity, and financial products companies, since 1999. Mr. Johnson served as President and Chief Executive Officer of United Heritage
Financial Services, a broker-dealer, from 1994-1998 and served as General Counsel of United Heritage
Mutual Holding Company and its predecessor and certain of its affiliates from 1983 to 1999.
Mr. Johnson also serves on the boards of Northwest Nazarene University Foundation and Fidelity
Security Assurance Company. Mr. Johnson is a former trustee of the Public Employees Retirement
System of Idaho and is a member of the Idaho Citizens’ Committee on Legislative Compensation,
appointed by the Idaho Supreme Court. Mr. Johnson has a Bachelor’s degree from Northwest Nazarene
College, and a Juris Doctor from the University of Idaho.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•As identified by the Board, Mr.
Johnson has significant
experience in the insurance
industry and deep expertise in
risk management issues.
• A licensed Idaho attorney and
former General Counsel, he
has also served as CEO of
insurance and financial
services businesses, including
a broker-dealer, providing
legal, regulatory oversight,
and corporate governance
expertise.
• Public company experience as
Chair and a director of
IDACORP, Inc./Idaho Power
Company. Previously, director
at Bank of the Cascades.
	•Risk Committee (Risk Management Expert) •Audit Committee (Financial Expert)	•IDACORP, Inc. (Board Chair and Corporate Governance & Nominating Committee Chair)

19	First Interstate BancSystem, Inc.
Director Since: February 2021
Career Highlights: During a 30-year career, Ms. Phillips has led significant businesses including retail banking, credit cards, insurance, and wealth management. Ms. Phillips is Founder and CEO of
EqualFuture Corp., a FinTech startup based in San Francisco, that delivers affordable personal financial wellness via a SaaS model to individuals and businesses. Prior executive roles include Group Managing
Director M&A, Chief Marketing and Innovation Officer, and CEO of Australia and New Zealand Banking
Group Limited’s (ANZ) Global Wealth Division.  Prior to joining ANZ, Ms. Phillips was President and
Chief Operating Officer at American Life Insurance Company (ALICO), a global subsidiary of American
International Group, Inc. Ms. Phillips previously held senior executive roles for Citigroup including Head of International Retail Banking. In that role she was responsible for strengthening product and distribution in 42 countries. Ms. Phillips was included in the U.S. Banker "25 Most Powerful Women in
Banking and Finance" list multiple years and named one of the Top 100 FinTech leaders in Asia.
Ms. Phillips also serves on various non-profit boards including Girls Inc. NYC, the Smithsonian National
Board, and the First Interstate BancSystem Foundation Board of Directors. Ms. Phillips has a Bachelor’s
degree from the University at Buffalo and an M.B.A. from NYU Stern School of Business.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•As identified by the Board, Ms. Phillips has significant experience in financial services and FinTech industries. •Ms. Phillips also has knowledge of the regulatory environment.	•Technology, Innovation and Operations Committee (Chair) •Compensation and Human Capital Committee
•None
Other Public Company Board
Memberships Within the Last
Five Years
•Katapult Holdings, Inc.
(Nominating and Corporate
Governance (Chair) and Audit
Committees)
•Western Union Company
(Compensation and ESG
Committees)

20	First Interstate BancSystem, Inc.
Director Since: February 2022
Career Highlights: Mr. Rykhus retired as President and Chief Executive Officer of Raven Industries in
2021 after serving in that role for 11 years and for the company for 31 years in leadership positions.
Raven was a publicly held corporation that serves the precision agriculture, high performance specialty films, and situational awareness markets, and was acquired by CNHi at the time of Mr. Rykhus’
retirement as CEO. Under Mr. Rykhus’s leadership, the company transformed from an industrial company to a growing technology driven organization.
Mr. Rykhus currently serves on the boards of directors of several non-profit organizations and advises other businesses. Mr. Rykhus has a Bachelor’s degree from University of Minnesota, and an M.B.A. from
Colorado State University.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•As identified by the Board, Mr.
Rykhus brings to the Board 32
years of leadership experience
and his many years of
experience as a director and
past Audit Committee member
of Great Western Bancorp.
•As the leader of a publicly
held company, Mr. Rykhus also
brings several years of public
company corporate governance
experience to the Board.
	•Compensation & Human Capital Committee •Governance and Nominating Committee (Chair)	•None Other Public Company Board Memberships Within the Last Five Years •Raven Industries •Great Western Bancorp (Compensation (Chair) Executive, Audit, and Governance committees)

21	First Interstate BancSystem, Inc.
Director Since: May 2025
Career Highlights: Mr. Scott previously served as a director of the Board from 2016 to 2022, fulfilling roles on the Governance and Nominating Committee, the Risk Committee, and the Technology,
Innovation, and Operations Committee. Mr. Scott currently serves as the Managing General Partner of
JS Investments LP. Prior to May 2025, Mr. Scott served as Vice President and Commercial Group
Manager of First Interstate Bank in Denver, Colorado, a role he assumed in 2022. Also within the
Company, he served as a Commercial Loan Manager in Ashland, Oregon from 2017 to 2019 and Vice
President in the Missoula, Montana Commercial Banking group from 2014 to 2017. Prior to joining First
Interstate Bank, Mr. Scott was a credit analyst and commercial banker with Citywide Banks of Denver,
Colorado, from 2010 to 2014.
Additionally, Mr. Scott serves on the Padlock Ranch Company Board and is a director of the Homer and
Mildred Scott Foundation. Mr. Scott has a Bachelor’s degree from the University of Colorado-Leeds
School of Business as well as an MBA and Master of Science in Finance from the University of Denver-
Daniels College of Business.
Mr. Scott is the first cousin of John M. Heyneman, Jr., and the first cousin-once-removed of Jeremy P.
Scott. He was recommended for Board service by the Scott Family pursuant to the Scott Family
Stockholder Agreement.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Mr. Scott has significant banking experience as a result of his years of service to the Company, other banking organizations as identified above, and other family- related businesses.	•Technology, Innovation and Operations Committee •Risk Committee	•None

22	First Interstate BancSystem, Inc.
Director Since: May 2025
Career Highlights: From 2023 until joining the Board, Mr. Scott served as a Board Observer pursuant to the Scott Family Stockholder Agreement. Mr. Scott serves as Co-Founder and Chief Executive Officer of
J&G Brothers Biz, Inc., an e-commerce company that currently sells 500 unique products in 15 countries. Mr. Scott also serves as an owner and as a director of GP87 Inc., an international manufacturer of snowboard, ski, and surf equipment. Over the course of his career, Mr. Scott has founded or co-founded three businesses that, at their peaks, have collectively employed over 300 employees in total. Early in his career, Mr. Scott was employed by the Company in various roles, including as a credit analyst.
Additionally, Mr. Scott serves on the boards of directors of the First Interstate BancSystem Foundation,
TRV Scholarship Fund, H&M Scott Foundation, D&J Scott Foundation, and Padlock Ranch Company. Mr.
Scott has a Bachelor’s degree from Linfield University.
Mr. Scott is the first cousin once removed of James R. Scott, Jr., and John M. Heyneman, Jr. Mr. Scott
was recommended for Board service by the Scott Family pursuant to the Scott Family Stockholder
Agreement.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•As identified by the Board, Mr.
Scott brings to the Board
business and leadership
experience derived from
founding multiple businesses.
•He also has an understanding
of the regional economies and
communities the Company
serves and an understanding of
the Company’s business
derived from serving as Board
observer and as prior
employee.
	•Compensation and Human Capital Committee •Governance & Nominating Committee	•None

23	First Interstate BancSystem, Inc.
Director Since: August 2025
Career Highlights: Mr. Scudder retired as Executive Chairman of the Board of Old National Bancorp in
January 2024, following a 38-year career with Old National Bancorp and First Midwest Bancorp, both of which were publicly traded institutions. He served as Executive Chairman of Old National Bancorp following its merger with First Midwest Bank Corp. in February 2022 and previously served as President and Chief Executive Officer of First Midwest Bank Corp. from 2007 to 2022 and Chief Financial Officer from 2002 to 2007, and, prior to 2002, held enterprise-wide senior leadership responsibilities across financial, operational, risk, and governance functions.
Mr. Scudder is a member of the Board of Trustees of DePaul University and currently serves as its
Chairman. He is also the Vice Chairman of the Board of Directors for Silver Cross Hospital. He has and
continues to serve on a number of organizations and affiliations within the financial services industry and the broader community. Mr. Scudder holds a Bachelor’s degree from Illinois Wesleyan University as well as a Master’s degree from DePaul University.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•As identified by the Board, Mr.
Scudder brings extensive
experience in public company
governance, operations,
financial reporting, regulatory
oversight, risk management,
and capital markets.
•Mr. Scudder is a Certified
Public Accountant and
contributes significant
financial and accounting
expertise to the Board.
	•Audit Committee •Risk Committee	•None Other Public Company Board Memberships Within the Last Five Years •Old National Bancorp (Executive Chair) •First Midwest Bancorp (Chairman and CEO)

23	First Interstate BancSystem, Inc.
Corporate Governance
Corporate Governance Practices
Our Board is committed to sound and effective governance practices that promote the highest standards of business ethics and integrity, provide robust oversight of management, and promote the long-term interests of our shareholders. The Board's responsibilities include:

☑	Overseeing our mission and business strategies;
☑	Hiring and evaluating our Chief Executive Officer;
☑	Providing oversight of management regarding strategic direction;
☑	Ensuring management succession;
☑	Monitoring our performance against established criteria;
☑	Overseeing adherence to ethical practices;
☑	Overseeing compliance with applicable federal and state law;
☑	Ensuring that full and fair disclosure is provided to shareholders, regulators, and other constituents;
☑	Overseeing risk management; and
☑	Approving certain policies for Company operations.

Key Corporate Governance Documents
Please visit our website at
www.FIBK.com for our corporate
governance documents. Shareholders
may also request a copy of any corporate
governance documents by contacting our
Corporate Secretary at:
P.O. Box 30918, Billings, MT 59116
•Corporate Governance Guidelines
•Charters for each of the Company’s standing Board committees
•Code of Conduct
•Insider Trading Policy
•Code of Ethics for Chief Executive Officer and Senior Financial Officers
Board Structure and Composition
The size of our Board must be at least five and not more than 18, and the Board size currently is set at
14 in accordance with our bylaws. The Board is divided into three separate classes, Classes II, III, and I, with staggered three-year terms expiring at the annual shareholder meetings in 2026, 2027, and 2028, respectively.
As of the date of this proxy statement, there are currently 14 members of the Board divided into the following classes: (i) four (4) directors serving in Class II with a term expiring at the 2026 annual meeting, (ii) five (5) directors serving in Class III with a term expiring at the 2027 annual meeting, and
(iii) five (5) directors serving in Class I with a term expiring at the 2028 annual meeting.
Patricia L. Moss (a Class II director with a term expiring at the 2026 annual meeting), David L. Jahnke
(a Class III director with a term expiring at the 2027 annual meeting), and Stephen M. Lacy (a Class I director with a term expiring at the 2028 annual meeting) have each reached the age of 72 and, in accordance with the director retirement policy included in our Corporate Governance Guidelines as further described below, will be deemed to have retired and resigned automatically from the Board immediately prior to the start of the annual meeting.
The Board and the Governance and Nominating Committee regularly review the size and composition of the Board. Following the 2026 annual meeting and after considering the director changes discussed above, the Board and the Governance and Nominating Committee intend to evaluate whether to appoint one or more directors to the Board to fulfill the vacancies on the Board resulting from the resignations of Patricia L. Moss, David L. Jahnke, and Stephen M. Lacy, which will be effective immediately prior to the annual meeting or whether to reduce the size of the Board pursuant to a resolution of the Board in accordance with our bylaws.

24	First Interstate BancSystem, Inc.
There are no term limits for directors. Our bylaws provide, however, that, subject to applicable law, no director may stand for re-election to the Board after he or she has reached the age of 72, unless on a case-by-case basis, the director having reached the age of 72 is recommended, due to special circumstances then existing, to the Board by the Governance and Nominating Committee and his or her
candidacy is approved by the Board. Furthermore, our Corporate Governance Guidelines provide that a director who reaches the age of 72 shall retire, and shall be deemed to have retired and resigned automatically (without any notice or other action required) immediately prior to the start of the next annual meeting of shareholders following the date such director reaches that age, unless, due to special circumstances then existing, the Governance and Nominating Committee recommends that the director remain on the Board past such annual meeting and the Governance and Nominating
Committee’s recommendation is approved by the Board.
Our governance standards require the Board’s Governance and Nominating Committee to review the qualifications of candidates to the Board, including how each candidate contributes to the diversity of the Board. This assessment includes a candidate’s personal and professional accomplishments;
reputation for integrity in the business community; specific business experience and competence, including an assessment of whether the candidate has experience in, and possesses an understanding of, business issues applicable to the success of the banking industry and whether the candidate has served in policy-making roles in business, government, education, or other areas that are relevant to the Company’s activities; financial acumen, including whether the candidate, through education or experience, has an understanding of financial matters and the preparation and analysis of financial statements; professional and personal accomplishments, including involvement in civic and charitable activities; educational background; geographic location, including whether the candidate has an understanding of the markets within the Company’s footprint; whether the candidate will devote sufficient time to carrying out the candidate's duties and responsibilities effectively; and is committed to service on the Board.
Board Tenure
Our Board’s composition also represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors. For purposes of the table below, director tenure reflects each director’s aggregate years of service on our Board, including any prior periods of Board service. The tenure range of our continuing directors and director nominees is as follows:

Tenure on Board	Number of Directors
More than 10 years	1
6-10 years	5
5 years or less	5
Director Independence
The Board evaluates the independence of each director, including nominees for election to the Board, in accordance with applicable laws and regulations, the NASDAQ Marketplace Rules, and our Corporate
Governance Guidelines. As required by applicable NASDAQ Marketplace Rules, as well as our Corporate
Governance Guidelines, it has been affirmatively determined by our Board that a majority of our Board members meet the director independence standards under the NASDAQ Marketplace Rules. In addition, all members of our Audit and Compensation and Human Capital committees are also independent directors as defined in the more stringent NASDAQ Marketplace Rules and SEC rules and regulations applicable to such committee members.
The Board has determined that all of our current directors and director nominees, including the Chair of the Board, and all other directors who served during 2025, meet (or met, as applicable) the director independence standards under the NASDAQ Marketplace Rules other than Mr. Reuter, our President and
Chief Executive Officer, and James R. Scott, Jr., who was employed by the Bank, an affiliate of the
Company, within the past three years prior to becoming a director in May 2025.
The Board considers all relevant facts and circumstances in determining independence, including, among other things, making an affirmative determination that the director has no material relationship

25	First Interstate BancSystem, Inc.
with the Company directly or as an officer, shareholder, or partner of an organization that has a material relationship with the Company which would interfere with the director’s independence. In its determination of independence, the Board considered the relevant share ownership and banking and credit transactions that the Company conducts in the ordinary course of business with certain independent directors. See “Certain Relationships and Related Party Transactions” below. The
Company employs, in non-executive roles, family members of certain directors. None of these transactions or relationships were deemed by the Board to impair the independence of any of these directors, including for serving on board committees, for purposes of the NASDAQ Marketplace Rules.
Separate Chair of the Board and Chief Executive Officer Roles
The Board does not have a policy on whether the offices of the Chair of the Board and the Chief
Executive Officer (“CEO”) should be separate or combined. The Board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the Chair of the Board and the CEO in such a manner as the Board considers in the best interests of the Company at the time, after considering all relevant circumstances. The Board will periodically consider the advantages of having an independent Chair of the Board or having a combined Chair of the Board and CEO and is open to different structures as circumstances may warrant. Our current Chair of the Board, Stephen B.
Bowman, meets the director independence standards under the NASDAQ Marketplace Rules.
Board Meetings and Attendance
Directors are expected to attend all meetings of the Board and each committee on which they serve, as well as our annual meeting of shareholders. In 2025, our Board met 13 times. In 2025, each of our incumbent directors attended at least 75% of the aggregate number of meetings of our Board and of the committees on which they served during the period in which they were a director. All our continuing directors and director nominees attended our 2025 annual meeting of shareholders (the
“2025 annual meeting”) except John M. Heyneman, Jr., who was unable to attend due to a scheduling conflict with his child’s college graduation.
Director Nomination, Selection, and Qualifications
The Governance and Nominating Committee is responsible for identifying and evaluating director nominees and recommending to the Board a slate of nominees for election at each annual meeting of shareholders. When formulating its recommendations for director nominees, the Governance and
Nominating Committee considers recommendations offered by our Chief Executive Officer, our Board, our shareholders, and any outside advisors the Governance and Nominating Committee may retain. All such candidates for Board membership are evaluated by the Governance and Nominating Committee on the basis of experience, financial acumen, professional and personal accomplishments, how the candidate contributes to the diversity of the Board, educational background, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, and willingness to devote adequate time to Board duties. The qualifications, attributes, and skills of each nominee, together with their business experience, led to the conclusion that each nominee is qualified to serve as a director of the Company. The Governance and Nominating Committee periodically retains search firms to assist in the identification of potential director nominee candidates based on criteria specified by the Governance and Nominating Committee and in evaluating and pursuing individual candidates at the direction of the Governance and Nominating Committee. Mr. Scudder and Ms. Agrawal, who joined our Board in August 2025, were initially identified and recommended for Board service by a third-party search firm engaged by the Governance and Nominating Committee.
In addition to the foregoing, the Company has entered into the Scott Family Stockholder Agreement with members of the Scott Family that currently provides them with the right to designate up to three individuals to be nominated as directors on the Board (each, a “Scott Family Shareholder Nominee”
and collectively, the “Scott Family Shareholder Nominees”), with the total number of Scott Family
Shareholder Nominees that the Scott Family shareholders are entitled to designate being decreased from time to time based on the aggregate percentage ownership of the Scott Family members party to the agreement. Based on the beneficial ownership of the Scott Family (including, but not limited to, the Scott Family Shareholder Group identified in the beneficial ownership table included below), members of the Scott Family currently have the right under the Scott Family Stockholder Agreement to designate up to three individuals to be Scott Family Shareholder Nominees; once their aggregate percentage ownership decreases below 5%, the designation rights expire. Provided the Scott Family

26	First Interstate BancSystem, Inc.
Shareholder Nominees satisfy the requirements of the Scott Family Stockholder Agreement, the agreement requires the Company to include each Scott Family Shareholder Nominee to which the Scott
Family shareholders are entitled to designate on the Company’s slate of nominees for election as directors at any applicable meeting of shareholders at which directors are to be elected and, to the fullest extent permitted by applicable law, use its reasonable best efforts to cause each such Scott
Family Shareholder Nominee to be elected and maintained in office as a director. The Scott Family
Stockholder Agreement also provides that if a Scott Family Shareholder Nominee resigns or is otherwise unavailable to serve as a director, the Scott Family shareholders shall have the exclusive right to designate a new Scott Family Shareholder Nominee for so long as the Scott Family shareholders have the right to designate a Scott Family Shareholder Nominee.
As of the date of this proxy statement, John M. Heyneman, Jr., James R. Scott, Jr., and Jeremy P.
Scott serve on the Board and have been previously designated as Scott Family Shareholder Nominees in accordance with the Scott Family Stockholder Agreement. Each designee of the Scott Family to be nominated as a director must meet the director qualification and eligibility criteria of the Governance and Nominating Committee of the Board.
The Governance and Nominating Committee will also consider director candidates recommended for nomination by our shareholders, so long as such recommendations and nominations comply with the procedures set forth in our bylaws. The Governance and Nominating Committee will assess such candidates in the same manner as candidates recommended to the committee from other sources and using the same qualification and eligibility criteria described above. Shareholders may recommend candidates by writing to our Corporate Secretary at our headquarters, 401 N. 31st Street, Billings,
Montana 59101, giving the candidate’s name, contact information, biographical data, and qualifications, and otherwise following the requirements set forth in our bylaws. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. See “Shareholder Proposals” and “Shareholder
Communications with the Board” contained herein for additional information.
Political Contributions and Public Advocacy
Our Code of Conduct prohibits making contributions on behalf of the Company to political parties,
PACs, political candidates, or holders of public office.
The Company believes that responsible corporate citizenship demands a commitment to a healthy and informed democracy through civic and community involvement. Our business is subject to extensive laws and regulations at the international, federal, state and local levels, and changes to such laws can significantly affect how we operate, our revenues and the costs we incur. The Company engages in responsible corporate citizenship by membership in certain trade associations, which support their member companies by offering education, public policy advocacy, networking, and advancement of issues important to the financial services industry, as well as the business community generally. Given the diversity of interests, viewpoints, and broad membership represented by these trade associations, their positions may not always reflect the Company’s values.
The Company periodically reviews our membership in trade associations, and the positions they support, to evaluate whether they align with our values. If we identify a significant inconsistency on a material policy issue, we discuss and review our options with respect to such organization, including the benefits and challenges associated with our continued membership. We may take certain actions to address material misalignment, including engagement with the trade association or termination of our membership.
Board Committees
The Board has five standing committees: Audit; Compensation and Human Capital; Governance and
Nominating; Risk; and Technology, Innovation and Operations. In addition to these committees, the
Chair of the Board may from time to time designate and appoint, on a temporary basis, one or more directors to assist in the form of a limited or special assignment in the performance or discharge of any powers and duties of the Board or any committee thereof.
The Board makes committee and committee chair assignments annually at its meeting immediately following the annual meeting of shareholders, although further changes may be made thereafter from time to time as deemed appropriate by the Board. As a result, the committee membership and other committee member information provided below sets forth information as of the date of this proxy

27	First Interstate BancSystem, Inc.
statement and does not take into account any changes to the composition of such committees that may occur following the 2026 annual meeting. In addition, the full year 2025 committee information provided below, including the total number of meetings held by each committee in 2025, is provided on a committee basis and does not reflect any changes to the composition of such committees that may have occurred during 2025. Each committee has a Board-approved charter, which is required to be reviewed annually by the respective committee. Changes to charters, if any, are submitted to the
Board for approval. Each committee may retain and compensate consultants or other advisors as provided by the committee charter and as necessary for it to carry out its duties. A copy of the charters for each standing committee can be found on the Company’s website at www.FIBK.com by selecting “Governance Documents.”
The chart below shows the current membership and chairperson of each of the standing Board committees.

Current Committee Assignments
FIBK Board	Audit	Compensation & Human Capital	Governance & Nominating	Risk	Technology, Innovation & Operations
Stephen B. Bowman, Chair	Financial Expert
James A. Reuter
Renu Agrawal			X		X
Alice S. Cho	Financial Expert			Risk Mgmt Expert Chair
John M. Heyneman, Jr.			X		X
David L. Jahnke(1)	Financial Expert Chair			Risk Mgmt Expert
Dennis L. Johnson	Financial Expert			Risk Mgmt Expert
Stephen M. Lacy(2)		Chair	X
Patricia L. Moss(3)		X	X
Joyce A. Phillips		X			Chair
Daniel A. Rykhus		X	Chair
James R. Scott, Jr.				X	X
Jeremy P. Scott		X	X
Michael L. Scudder	Financial Expert			Risk Mgmt Expert
(1) Upon Mr. Jahnke’s resignation from the Board immediately prior to the annual meeting, he will leave the Audit
Committee and Risk Committee.
(2) Upon Mr. Lacy’s resignation from the Board immediately prior to the annual meeting, he will leave the
Compensation & Human Capital Committee and Governance and Nominating Committee.
(3) Upon Ms. Moss’s resignation from the Board immediately prior to the annual meeting, she will leave the
Compensation & Human Capital Committee and Governance and Nominating Committee.

28	First Interstate BancSystem, Inc.

Audit Committee
Meetings Held in 2025: 11	Additional Members: Stephen B. Bowman, Alice S. Cho, Dennis L. Johnson, and Michael L. Scudder	Independence: Each member of the Audit Committee is independent under applicable law and NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Represents and assists our Board in its oversight responsibility relating to the quality and integrity of the
Company’s financial statements and related internal controls; internal and external audit independence, qualifications, and performance; and the processes for monitoring compliance with laws and regulations.

•Oversees the appointment, compensation, and retention of our independent, registered public accounting firm, including the performance of permissible audit, audit-related, and non-audit services, and the associated fees.

•Establishes procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting, reporting, internal control, or auditing matters as well as monitoring our compliance with ethics programs.

•Our Board has determined that each of the Audit Committee members qualifies as an “audit committee financial expert” as that term is defined in applicable law and that each member has the requisite financial literacy and accounting or related financial-management expertise required generally of an
Audit Committee member under the applicable standards of the SEC and NASDAQ.
*Mr. Jahnke will leave the Committee when his service on the Board ends immediately prior to the annual meeting.

29	First Interstate BancSystem, Inc.

Compensation and Human Capital Committee
Meetings Held in 2025: 5	Additional Members: Patricia L. Moss*, Joyce A. Phillips, Daniel A. Rykhus, and Jeremy P. Scott	Independence: Each member of this committee is independent under applicable NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Reviews and approves goals relevant to compensation for executive officers and evaluates the effectiveness of our compensation practices in achieving Company objectives, encouraging behaviors consistent with our values, and aligning performance objectives.

•Reviews and approves the compensation of our non-CEO Named Executive Officers (“NEOs”), recommends for Board approval of CEO compensation, and oversees succession planning for all executive officers. In addition, the Committee recommends compensation for Board members.

•Oversees the Company’s equity and incentive compensation plans and operation of compensation programs affecting the Company’s employees generally.  Approves equity awards granted to the non-CEO NEOs and recommends Board approval of CEO equity awards. The Compensation and Human Capital Committee has delegated authority to our CEO to make awards to employees who are not NEOs.

•Provides oversight of the Company’s talent management, development, and related programs, including programs related to diversity, opportunity, and inclusion.
•Oversees the Company’s CEO and executive succession planning.
Compensation Consultant. The Compensation and Human Capital Committee (“Compensation Committee”) has
retained the services of Pearl Meyer & Partners (“Pearl Meyer”), a compensation consulting firm, to assist with its executive compensation review and to provide competitive market data. A consultant from Pearl Meyer generally attends the Compensation Committee meetings at which executive officer compensation is discussed and provides information, research, and analysis pertaining to executive compensation and updates on market trends as requested by the Compensation Committee. In connection with its engagement of Pearl Meyer, the Compensation
Committee considered various factors bearing upon Pearl Meyer’s independence including, but not limited to, the amount of fees received by Pearl Meyer from the Company, Pearl Meyer’s policies and procedures designed to prevent conflicts of interest, and the existence of any business or personal relationship that could impact Pearl
Meyer’s independence. After reviewing these and other factors, the Compensation Committee determined that
Pearl Meyer was independent and that its engagement did not present any conflicts of interest. Pearl Meyer does not provide executive compensation services to the Company. The Compensation Committee sets compensation levels based on the skills, experience, and achievements of each executive officer, considering market analysis and input provided by Pearl Meyer and the compensation recommendations of our Chief Executive Officer, except with respect to his own position. The Compensation Committee believes that input from both Pearl Meyer and our Chief
Executive Officer provides useful information and perspective to assist the Compensation Committee in determining the appropriate compensation.
*Each of Mr. Lacy and Ms. Moss will leave the Committee when their service on the Board ends immediately prior to the annual meeting.

Compensation and Human Capital Committee Interlocks and Insider Participation:
•No members of the Compensation Committee who served during 2025 were officers or employees of the Company during the year, or were former officers of the Company, or had any relationship requiring disclosure under the caption "Certain Relationships and Related Party Transactions" included below in this proxy statement.

•No executive officer of the Company served on the compensation committee or board of directors of another company that had an executive officer who served on the Company's Compensation Committee or Board.

30	First Interstate BancSystem, Inc.

Governance and Nominating Committee
Meetings Held in 2025: 6	Additional Members: Renu Agrawal, John M. Heyneman, Stephen M. Lacy*, Patricia L. Moss*, and Jeremy P. Scott	Independence: Each member of this committee is independent under applicable NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Oversees the Company’s corporate governance needs and assists the Board with the process of identifying, evaluating, and nominating candidates for membership to our Board.
•Evaluates the performance of our Chair and oversees the functions and needs of the Board and its committees, including overseeing the orientation and development of Board members, evaluating the effectiveness of the Board, each committee, and the respective performance of each Board member;
and evaluating services provided to and communications with shareholders.

•Reviews and approves related party transactions.
•Assists the Board in providing primary Board oversight of the Company’s Corporate Responsibility program.
•Reviews each committee’s annual priorities to increase the efficiency of the work of the Board and the committees.
*Each of Mr. Lacy and Ms. Moss will leave the Committee when their service on the Board ends immediately prior to the annual meeting.

31	First Interstate BancSystem, Inc.

Risk Committee
Meetings Held in 2025: 5	Additional Members: Dennis L. Johnson, David L. Jahnke*, James R. Scott, Jr., and Michael L. Scudder	Independence: Each member of this committee other than Mr. Scott is independent under applicable NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Oversees the Company’s enterprise-wide risk management program and corporate risk function, which include the strategies, policies, and systems established by senior management to identify, assess, measure, monitor, and manage the Company’s significant risks, including cybersecurity risk.

•Assesses whether management’s implementation of the program is capable of managing those risks consistent with the Company’s risk appetite.
•Monitors whether the Company’s most significant enterprise-wide risk exposures are in alignment with the Company’s appetite for risk.
•Coordinates with and serves as a resource to the Board and other Board committees through facilitation of the understanding of enterprise-wide risk management processes and effectiveness.
*Mr. Jahnke will leave the Committee when his service on the Board ends immediately prior to the annual meeting.

32	First Interstate BancSystem, Inc.

Technology, Innovation and Operations Committee
Meetings Held in 2025: 4	Additional Members: Renu Agrawal, John M. Heyneman, Jr., and James R. Scott, Jr.	Independence: Each member of this committee other than Mr. Scott is independent under applicable NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Reviews Company management’s proposals regarding significant investments in support of the Company’s technology, operations and innovation strategies.
•Reviews the Company’s budget relative to technology, operations, and innovation and ensures projects are appropriately aligned with and adequately support the Company’s strategic priorities, including periodically reviewing technology spending compared to peers.

•Monitors the Company’s oversight of information technology, operations, and operational effectiveness and innovation strategies.
•Provides oversight of management’s monitoring of existing and future trends in technology, operations, and innovation.

33	First Interstate BancSystem, Inc.
Board’s Role in Risk Oversight
It is the responsibility of the Chief Executive Officer to fulfill the Board’s expectation of a strong risk management culture throughout the organization. It is the responsibility of the Chief Risk Officer to ensure an appropriate risk management framework is implemented to identify, assess, and manage our exposure to risk. The Board and its committees play an important role in overseeing executive management’s performance of their responsibilities relating to risk management. In general, this oversight includes working with executive management to determine an appropriate risk management culture, monitoring the amounts and types of risk taken in executing our business strategy, and evaluating the effectiveness of risk management processes against the policies and procedures established to control those risks. We have adopted a risk management oversight structure designed to ensure that all significant risks are actively monitored by the entire Board or one of its committees.
Furthermore, given the significance of the Bank’s operations to us, additional risk management oversight is provided by the Bank’s Board of Directors.
In most cases, our respective Board committees are responsible for the oversight of specific risks as outlined in each of their respective charters. For example, the Risk Committee assists the Board in fulfilling its risk oversight responsibilities by overseeing responses to reports of examination, and monitoring whether our risk governance processes are adequate, our enterprise-wide risk monitoring activities are appropriate, and our enterprise-wide risk program is effective. The Risk Committee also provides oversight of compliance, credit, liquidity, market, operational risk, and information security and cyber risk in addition to oversight over regulatory matters. The Audit Committee, in addition to its oversight of all aspects of our annual independent audit and the preparation of our financial statements, has been delegated responsibility for oversight of risks associated with our internal controls over financial reporting. The Compensation and Human Capital Committee has been delegated responsibility for oversight of our compensation programs, including evaluating whether any of these programs contain features that promote excessive risk-taking by management and other employees, either individually or as a group. The Governance and Nominating Committee has been delegated responsibility for establishing and reviewing the adequacy of and compliance with our Code of
Conduct; reviewing and approving certain related party transactions; developing criteria and qualifications for Board membership; considering, recommending, and recruiting candidates to fill new or vacant positions on the Board; providing primary oversight of our corporate responsibility program;
and ensuring an effective and efficient system of governance is in place. The Technology, Innovation, and Operations Committee has been delegated responsibility for oversight of technology and information, and provides input to the Risk Committee regarding technology and industry trends that influence strategic impacts on business risks.
In addition to oversight of risk management by the Board and its committees, the Bank’s Board of
Directors has the responsibility for overseeing management of the Bank’s lending activities, liquidity and capital position, asset quality, interest rate risk, and investment strategies. The Chair of the
Bank’s Board of Directors communicates relevant information with respect to these activities to the
Company's full Board.
The Board’s committees carry out their responsibilities by requesting and obtaining reports and other information from management with respect to relevant risk areas as shown in the table below. In addition to our committee structure, our entire Board periodically receives reports and information about key risks and enterprise risk management from the Chief Risk Officer.

34	First Interstate BancSystem, Inc.

Board Role in Risk Oversight
Audit	Risk	Technology, Innovation & Operations	Governance & Nominating	Compensation & Human Capital	FIBK Board
•Internal & External Fraud Risk •Internal & External Audit Risk •Ethical Risk •Regulatory Compliance Risk •Financial Reporting Risk •Operational Risk
•Enterprise Risk
Management
Policy Review
•ERM Efficacy
•Emerging &
Newly
Identified Risk
•Credit Risk
•Compliance
Risk
•Information
Security and
Cyber Risk
•Liquidity Risk
•Market Risk
•Operational
Risk
•Strategy Risk
•Regulatory and
Legal Risk
•Model Risk
•Third-Party
Risk
		•Technology Efficacy Review •Technology & Innovation Investment •Technology and Innovation Trends & Practices	•Corporate Governance Risk •Board NASDAQ Marketplace Rules Compliance •Board Member Responsibility Scope •Sustainability Risk	•Board Compensation •CEO Compensation •Executive Officer Compensation •Clawback Policy •Say on Pay •Talent Retention & Development Risk
•Lending
Activity Risk
•Liquidity &
Capital Position
Risk
•Asset Quality
Risk
•Interest Rate
Risk
•Investment
Strategy Risk
•Investor Risk
•Reputational
Risk
•Emerging Risk
•Strategy Risk
•All Other Risk
as Appropriate

Information Security/Cybersecurity
The Company is committed to protecting the Bank’s and our clients’ information from technology-
related threats. We expect cybersecurity risk to remain high across the financial sector for the foreseeable future due to the rapidly evolving nature and sophistication of cyber threats and the expanding use of third-party service providers, internet banking, mobile banking, and other technology-based products and services by us and our clients.
Our Board and Chief Information Officer devote significant time to mitigating cybersecurity risks. The
Board is responsible for overseeing the Company’s cyber risk management program, with the support of the Risk Committee.
The Risk Committee is responsible for overseeing our enterprise-wide risk management program and corporate risk functions, including cyber risk. The Chair of the Risk Committee provides regular updates to the Board to help facilitate the Board’s cyber risk oversight function. Management is responsible for identifying, assessing, monitoring and managing cybersecurity risk.
As a financial institution, we are expected under federal regulations and other legal requirements to design multiple layers of security controls to protect confidential client information, client access to internet-based services offered by the Bank, and to establish and maintain management processes to address current and evolving threats, including oversight of service providers. We have designed our cybersecurity program to meet these goals. Additionally, we are expected to maintain sufficient business continuity planning processes to ensure the rapid recovery, resumption, and maintenance of the Bank’s operations after a cyber-attack. We have developed appropriate processes to enable recovery of data and business operations and restore or rebuild our network capabilities and data, if necessary, following a cyber-attack at the Bank. Failure to maintain our cybersecurity and business continuity programs in accordance with our regulatory and legal requirements could subject the Bank to various regulatory sanctions, including financial penalties, as well as operational disruption, reputational damage, and litigation.

35	First Interstate BancSystem, Inc.
In the ordinary course of business, we rely on electronic communications and information systems to conduct our operations and to store sensitive data. We employ a variety of preventative and detective controls and tools to monitor, block, and provide alerts regarding suspicious activity. We have also engaged a third-party cybersecurity firm to provide managed detection and response for security monitoring and other managed security services. We further address cybersecurity risk through internal training of our employees on incident preparedness, response, and recovery, which we believe to be commensurate with their responsibilities, and we offset cyber risk and potential damages stemming from a significant cyber incident by maintaining cyber liability insurance.
Shareholder Communications with the Board
We have not, to date, developed a formal process for shareholder communications with the Board. We believe our current informal process, in which any communication sent to the Board either generally or in care of the Chief Executive Officer, Corporate Secretary, or other corporate officer or director is forwarded to all members of the Board, has adequately served the Board’s and the shareholders’
needs.
Corporate Responsibility Oversight
The Governance and Nominating Committee of the Board has primary oversight of our efforts to be responsible stewards of the environment, to be a good corporate citizen in our communities, and to maintain strong governance practices. In addition, the Compensation and Human Capital Committee has oversight of various social efforts relating to that committee’s responsibilities, such as employee benefits, employee engagement, Company culture, and policies related to diversity, opportunity, and inclusion.
This oversight helps us focus better on how we impact our key stakeholders and communities while also strengthening our business performance.
We are focused on responsible and sustainable growth and leadership. Additional information concerning our corporate responsibility efforts can be found on the Company’s website at https://
fibk.com/ under “Governance Documents.” The information contained on our website with respect to our corporate responsibility efforts and our Corporate Responsibility Report that can be reviewed there shall not be deemed to be a part of, or incorporated by reference in, this proxy statement for any purpose.
Financial Code of Ethics
Our Chief Executive Officer, Chief Financial Officer, and Principal Accounting Officer or other persons performing similar functions are required to comply with our Financial Code of Ethics.
The purposes of the Financial Code of Ethics are as follows:
•to deter wrongdoing and to promote, among other things, honest and ethical conduct;
•to promote full, fair, accurate, timely, and understandable disclosure in SEC and public filings;
•to promote compliance with applicable laws, rules, and regulations;
•to facilitate prompt internal reporting of violations of the Financial Code of Ethics; and
•to provide accountability for adherence to such code.
Employees may submit concerns or complaints regarding ethical issues on a confidential basis by means of a toll-free telephone hotline or the use of an internet-based reporting system. All concerns and complaints are reported to our Chief Audit Executive, General Counsel, Chief Risk Officer, and
Financial Crimes Manager, among others. Investigations are monitored by the Chief Audit Executive who is responsible for reporting relevant complaints to the Audit Committee. A current copy of our
Financial Code of Ethics is incorporated by reference as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange
Commission (“SEC”) on February 26, 2026 (the “2025 Form 10-K”). There were no waivers from compliance with our Financial Code of Ethics in 2025, and we intend to disclose any amendments to or waivers from our Financial Code of Ethics on our website at www.FIBK.com.

36	First Interstate BancSystem, Inc.
Overview
The Board is asking our stockholders to approve an amendment to our Charter to provide for a plurality voting standard, the default voting standard for director elections under Delaware law, in the event of a contested election of directors, to the extent set forth in our bylaws. The proposed amendment will not change the currently in effect majority voting standard included in our Charter and bylaws for uncontested director elections.
Providing for a plurality voting standard in a contested election would eliminate the risk of “holdover”
directors that could result from an election where neither the incumbent directors nor the stockholder-nominated directors were to receive the requisite majority vote “for” election. Such a holdover result could be deemed to frustrate the stockholders’ desire to replace the incumbent directors up for reelection, who, following a contested election in which no director nominee were to receive the requisite majority vote, would continue to serve as directors until their successors are duly elected and qualified. The plurality voting standard is believed to be the prevailing best corporate governance practice for contested director elections, as further discussed below.
Proposed Amendment
If this Proposal is approved by our stockholders, Article Seventh, Section (d), of our Charter will be amended as follows (with the bold and underlined or stricken words showing the amended text):
(d) ~~Directors~~ Except as may otherwise be set forth in the Bylaws of the Corporation with respect to plurality voting in the event of a contested election (as such term is defined or used in the Bylaws) of directors, directors shall be elected by a majority of the voting power of the shares of capital stock present in person or represented by proxy at an annual meeting of shareholders and entitled to vote on the election of directors. There shall be no cumulative voting for directors of the Corporation.
In furtherance of the foregoing, if this Proposal is approved by our stockholders and the Charter amendment becomes effective, it currently is intended that Section 2.16(c) of our bylaws will read as follows in relevant part applicable to contested elections and this proposed Charter amendment:
2.16 REQUIRED VOTE FOR DIRECTORS
(c) In the event of a contested election of directors, … directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and voting for nominees in the election of directors at any meeting for the election of directors at which a quorum is present. For purposes of this Section 2.16, a contested election shall mean any election of directors in which the number of candidates for election as directors at such meeting exceeds the number of directors to be elected at such meeting as of the tenth (10th) day preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders of the Corporation.
Background and Reasons for the Proposed Amendment
As part of the Board’s ongoing corporate governance review process, our Board has evaluated our corporate governance practices in light of evolving expectations of investors and proxy advisory firms and prevailing market practice. In connection with that review, the Board considered the current majority voting standard applicable to director elections under our governing documents, which is the applicable standard even in contested elections of directors.
A governance structure that applies majority voting in director elections that are uncontested (where the number of director nominees does not exceed the number of directors to be elected) and plurality

37	First Interstate BancSystem, Inc.
voting in director elections that are contested (where the number of director nominees exceeds the number of directors to be elected) is widely viewed as a best corporate governance practice because it promotes accountability while also ensuring that contested elections yield a clear result. In a contested election, applying a majority voting standard (when the majority voting standard requires a majority of the voting power of the shares of common stock present in person or represented by proxy at an annual meeting of stockholders and entitled to vote on the election of directors to vote “for” a candidate in order for the candidate to be elected) could create the possibility of a “failed election”—
failed because votes may be split among multiple candidates, or because abstentions and votes against nominees, may prevent one or more of the nominees from receiving the required majority vote.
A failed election could result in uncertainty regarding election outcomes and could result in one or more seats not being filled through the stockholder voting process at an annual meeting, including the possibility that incumbent directors continue to serve as holdover directors until their successors are duly elected and qualified, or that vacancies arise. By contrast, a plurality standard in a contested election produces a definitive result because the nominees receiving the highest number of votes cast
“for” their election as a director are elected, which the Board believes more accurately reflects stockholders’ preferences among competing nominees and is in the best interests of our stockholders.
Key Effects of the Proposed Amendment
If stockholders approve this Proposal and the Charter amendment becomes effective:
•Contested elections: plurality vote will be applicable to the extent set forth in our bylaws.
In the event of a “contested election” as discussed above under the caption “Proposal 2,
Proposed Amendment”, plurality voting, the default voting standard under Delaware law for director elections under which the director nominees receiving the highest number of votes
“for” in the election of directors are elected, is intended to be applied.
•Uncontested elections: majority vote continues to be applicable as set forth in our Charter and bylaws. In the event of an uncontested election, directors will continue to be elected by a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the election of directors. If an incumbent director does not receive the required majority vote of stockholders “for” election in an uncontested election, under our director resignation policy set forth in our bylaws, such director is required to promptly tender his or her resignation for consideration of acceptance by the Board.
Our Board believes the foregoing voting standards applicable to director elections are the prevailing best corporate governance practice for director elections.
Required Vote
If a quorum is present at the annual meeting, under Section 242 of the General Corporation Law of the
State of Delaware and our Charter and bylaws, approval of this Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the
Proposal.  This means that the Charter amendment must receive the affirmative vote of more than 50%
of the total votes represented by all of our outstanding shares of common stock to be approved, regardless of whether all of such shares are present and represented at the meeting. In addition, because this Proposal constitutes a non‑routine matter, shares held in street name through brokers or other nominees are not expected to be voted on this Proposal absent specific prior instruction from the beneficial owners of such shares. As such, we are expecting there to be at least some so-called “broker non-votes” on this Proposal. Because this vote requires a majority of the total outstanding shares of our common stock entitled to vote on the Proposal, whether or not they are present at the meeting, broker non-votes and abstentions will have the same effect as votes “AGAINST” this Proposal.  If you hold shares through a broker, bank or other nominee, please instruct your broker, bank or other nominee how to vote your shares.
Effective Time; Filing of Amendment
If stockholders approve this Proposal, we intend to file the Certificate of Amendment to the Charter with the Secretary of State of the State of Delaware as soon as practicable after the 2026 annual meeting to give effect to the above-described amendment. The amendment is expected to become effective upon filing (or such later effective time as may be specified in the filed amendment) with the
Secretary of State of the State of Delaware.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

38	First Interstate BancSystem, Inc.
Director Compensation
We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level required by us with respect to members of the Board.
Annual non-employee director compensation is based upon a service year beginning on June 1 and ending on May 31 of each year. For the 2025-2026 service year, each non-employee director, other than the Chair of the Board, is entitled to receive an annual retainer valued at $140,000, of which approximately $80,000 was paid in the form of restricted stock units (“RSUs”) on June 1, 2025 and the remaining approximately $60,000 is payable on a quarterly basis in the form of cash or RSUs at the director's election.
For his services as Chair of the Board for the 2025-2026 service year, Stephen B. Bowman is entitled to receive an annual retainer of $230,000, of which approximately $130,000 was paid in the form of RSUs on June 1, 2025 and the remaining approximately $100,000 is payable on a quarterly basis in the form of cash or RSUs at his election. The retainer paid to the Chair of the Board is in lieu of all committee fees and other retainers described below. The retainer paid to the Chair of the Board recognizes the
Chair’s work in providing an interface between the Board and our management, oversight of strategic planning, leadership of the Board, executive succession planning, and community visibility.
Committee members and committee chairpersons retainer fees are as follows:

Committee	Chair Retainer(1)	Member Retainer
Audit	$30,000	$10,000
Compensation and Human Capital	25,000	10,000
Governance and Nominating	20,000	7,500
Risk	25,000	10,000
Technology, Innovation, and Operations	20,000	7,500
(1) Amount is inclusive of member retainer for the Chair of the Committee.
Directors are reimbursed for ordinary expenses incurred in connection with attending board and committee meetings. Under our deferred compensation plan, directors may elect to defer any cash portion of director’s fees until an elective distribution date or the director’s separation from service, disability, or death.
Directors are also eligible to participate in the First Interstate BancSystem Foundation’s Matching Gift
program. Under the Matching Gift program, the Foundation will match eligible charitable donations, dollar for dollar, up to $10,000 per calendar year. The Foundation is a charitable organization established by First Interstate BancSystem, Inc., and is a separate legal entity from First Interstate
BancSystem, Inc., with distinct legal restrictions. Only eligible 501(c)(3) tax-exempt organizations may receive a matching donation from the Foundation.

39	First Interstate BancSystem, Inc.
Director Compensation Table

Name	Fees Earned or Paid In Cash(1)	Stock Awards(2)(3)	All Other Compensation(4)	Total
Stephen B. Bowman	$87,500	$130,000	$12,748	$230,248
Renu Agrawal(5)	37,500	60,000	10,000	107,500
Alice S. Cho	94,375	80,000	6,666	181,041
John M. Heyneman, Jr.	77,875	80,000	14,120	171,995
David L. Jahnke	94,375	80,000	5,666	180,041
Dennis L. Johnson	80,000	80,000	10,000	170,000
Stephen M. Lacy	91,250	80,000	15,666	186,916
Patricia L. Moss	77,500	80,000	5,666	163,166
Joyce A. Phillips	89,750	80,000	15,666	185,416
James A. Reuter(6)	—	—	—	—
Daniel A. Rykhus	94,375	80,000	15,666	190,041
James R. Scott, Jr.(7)	58,125	80,000	5,000	143,125
Jeremy P. Scott(8)	58,125	80,000	10,000	148,125
Michael L. Scudder(9)	40,000	60,000	—	100,000
Frances P. Grieb(10)	24,375	—	12,410	36,785
Thomas E. Henning(10)	19,375	—	15,666	35,041
James R. Scott(10)	19,375	—	5,666	25,041
Jonathan R. Scott(10)	15,625	—	6,729	22,354
(1) The amounts listed in this column include the retainer and committee fees paid by the Company to the non-employee directors in the 2025 calendar year. Committee assignments, retainers, and committee fees are set for the period of June 1 through May 31. The amount for Mr. Rykhus includes $30,000 in cash retainer fees in which Mr. Rykhus elected to receive in the form of RSUs issued on June 1, 2025 with a grant date fair market value of $27.15 per share.
(2) The amounts reflect the aggregate grant date fair value of RSUs granted to our non-employee directors in June 2025 computed in accordance with FASB ASC Topic 718. The grant date fair value of RSUs awarded in 2025 utilized the closing price of a share of our common stock on the trading day immediately prior to the grant date of $27.15, except for Mr.
Scudder who was granted RSUs on August 27, 2025 with a grant date fair market value of $31.93 per share, and Ms. Agrawal who was granted RSUs on September 5, 2025 with a grant date fair market value of $32.83 per share. The RSUs granted in
2025 vest on June 1, 2026, subject to the director’s provision of continuous service to the Company through the date of the annual meeting on May 27, 2026.
(3) As of December 31, 2025, each non-employee director held 2,946 unvested RSUs, other than Mr. Bowman who held 4,788,
Mr. Rykhus who held 4,050, Ms. Agrawal who held 1,827, and Mr. Scudder who held 1,879 unvested RSUs.
(4) The amounts in this column reflect (1) the amount of accrued cash dividend equivalent payments made upon the vesting of outstanding equity awards and delivery of shares underlying such equity awards in 2025, which had been granted in prior years, and (2) for certain of the directors, matching contributions made under First Interstate BancSystem Foundation’s
Matching Gift program as follows: Ms. Agrawal, $10,000; Ms. Cho, $1,000; Mr. Heyneman, $8,454; Mr. Johnson, $10,000; Mr.
Lacy, $10,000; Ms. Phillips, $10,000; Mr. Rykhus, $10,000; Mr. James Scott Jr., $5,000; Mr. Jeremy Scott, $10,000; and Mr.
Henning, $10,000.
(5) Ms. Agrawal was appointed to the Board on August 29, 2025 and received a pro-rated amount of retainer and committee fees.
(6) Mr. Reuter received no separate compensation for serving as a director, but was compensated in his capacity as President and Chief Executive Officer included herein in the “Summary Compensation Table.”
(7) Mr. James R. Scott, Jr., who was appointed to the Board on May 21, 2025, was employed by the Bank as a Vice President and Commercial Group Manager until his voluntary retirement in May 2025 and received approximately $117,367 in total compensation (including salary) for his services as an employee prior to his retirement. Such employee compensation is not included in the Director Compensation Table above, which reflects only compensation paid to Mr. Scott for his service as a director.
(8) Mr. Jeremy Scott was elected to the Board at the 2025 annual meeting held in May 2025.
(9) Mr. Scudder was appointed to the Board on August 13, 2025 and received a pro-rated amount of retainer and committee fees.
(10) Ms. Grieb, Mr. Henning, Mr. James R. Scott, and Mr. Jonathan Scott’s service on the Board ended as of the 2025 annual meeting held in May 2025.

40	First Interstate BancSystem, Inc.
Director Equity Ownership Guidelines
Under our equity ownership guidelines, each non-employee director is required to acquire and maintain ownership of our common stock, including RSUs subject to time-vesting conditions, equal in value to five times his or her annual cash retainer. Equity holdings are measured annually using the 12-
month average closing common stock price. Under the current policy, non-employee directors are permitted to meet the ownership guidelines over time; however, until they have met the ownership requirements they may not sell or otherwise divest shares. If after satisfying the ownership requirements, a non-employee director subsequently sells or divests shares and then it is determined that such director is no longer in compliance with the ownership requirement, the Compensation and
Human Capital Committee in its discretion may require such director to receive their annual retainer entirely in shares of common stock or otherwise prohibit the director from selling additional shares of common stock until they regain compliance. At the end of 2025, all non-employee directors met the ownership guidelines set forth in the policy, except Ms. Agrawal and Mr. Scudder, each of whom joined the Board in August 2025.

41	First Interstate BancSystem, Inc.
Section 14A of the Exchange Act provides shareholders an opportunity to cast a non-binding advisory vote to approve the compensation of the “Named Executive Officers” or “NEOs” identified in the
Summary Compensation Table included in the Compensation of Named Executive Officers section of this proxy statement.
The Company has a general compensation philosophy that executive compensation should align with shareholders’ interests without encouraging excessive risk taking. First Interstate's executive compensation programs, which are described in greater detail in the “Compensation Discussion and
Analysis” portion of this document beginning on page 48, are designed to attract and retain qualified executive officers and establish an appropriate relationship between executive pay and First
Interstate’s annual financial performance and long-term growth objectives. Long-term executive compensation, through awards of RSUs containing time- and performance-based vesting provisions, encourages growth in executive stock ownership and helps drive performance that rewards both executives and shareholders.
The Company holds this non-binding advisory vote on executive compensation every year. The advisory vote on this resolution is not intended to address any specific element of executive compensation;
rather, the advisory vote relates to the compensation of the Company’s Named Executive Officers as disclosed in this document in accordance with the compensation disclosure rules of the SEC. The vote is advisory only, which means that it is not binding on the Company, its Board, or the Compensation and Human Capital Committee of the Board. The Company’s Board and its Compensation and Human
Capital Committee value the opinions of shareholders and therefore will take into account the outcome of the vote when considering future executive compensation arrangements.
Accordingly, the shareholders are requested to vote on the following resolution at the 2026 annual meeting:
RESOLVED, that the First Interstate shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this document pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis portion of this document, the Summary Compensation Table included in this document, and the other related tables and disclosures included in this document.
Required Vote
Proxies solicited hereby will be voted for the proposal unless a vote against the proposal or abstention or non-vote is specifically indicated. If a quorum is present at the annual meeting, we will consider the non-binding, advisory approval of the compensation paid to our Named Executive Officers to have occurred if the votes cast favoring the approval of the compensation paid to our Named Executive
Officers by shares present in person or represented by proxy at the meeting and entitled to vote on this proposal exceed the total votes cast against the proposal by shares present in person or represented by proxy at the meeting and entitled to vote on this proposal. This means that the approval will be obtained if more than 50% of the votes cast by shares present in person or by proxy at the annual meeting and entitled to vote on this proposal are cast by shareholders “for” this proposal.

42	First Interstate BancSystem, Inc.
Human Capital Management
Overview
The Company is committed to the people who make our work possible. Through our human capital strategy, we attract, retain and reward talent across our enterprise in support of this mission. We have prioritized our efforts to build and maintain an inclusive and safe workplace, with opportunities for our employees to grow and develop in their careers, supported by competitive compensation, benefits, health and wellness programs.
Executive Officers
The following executive officer biographies present information, as of the date of this proxy statement, regarding our executive officers, except for Mr. Reuter, whose biography is set forth under the caption “Director and Director Nominee Biographies”.
Executive Officer Biographies
Executive Vice President and Chief Financial Officer Since: June 2025
Career Highlights: Mr. Della Camera, age 32, previously served as Deputy Chief Financial Officer from
May 2024 to June 2025, where he was responsible for the Company’s financial planning and analysis, investor relations, and certain strategic initiatives. Mr. Della Camera also served in roles at the
Company including Director of Corporate Development and Financial Strategy from 2023 to 2024,
Director of Financial Planning & Analysis from 2022 to 2023 and Senior Financial Manager from 2021 to
2022. Prior to joining the Company, Mr. Della Camera served in various roles at banking and financial institutions, including most recently serving as Vice President, Corporate Development and Strategic
Planning for People’s United Financial, Inc. from 2019 to 2021, where he was responsible for, among other things, supporting Executive management on a variety of corporate development initiatives and analyzing enterprise-wide financial performance. Prior to its acquisition by M&T Bank Corporation,
People’s United Financial, Inc. was a bank holding company that provided commercial banking, retail and business banking and wealth management services to individual, corporate and municipal customers. Mr. Della Camera’s career also includes tenures with Discover Financial Services and United
Financial Bancorp, Inc. Mr. Della Camera is a Chartered Financial Analyst® (CFA) chartered through the
CFA Institute and holds a Bachelor of Science degree in Economics-Finance from Bentley University.

43	First Interstate BancSystem, Inc.
Executive Vice President and General Counsel Since: January 2016
Career Highlights: Prior to joining First Interstate, Mr. Jensen, age 56, was a founding partner of the law firm BuckleySandler LLP in Washington, D.C., where he advised financial institutions on a variety of regulatory compliance matters and represented financial institutions in federal and state government enforcement actions and in high-stakes litigation. He is a fellow of the American College of Consumer Financial Services Lawyers, a member of the Conference on Consumer Finance Law, has held various leadership positions in the American Bar Association’s Business Law and Litigation
Sections, and has received appointments as Senior Lecturer at Duke University School of Law.
In 2018, Mr. Jensen was recognized with the Global Counsel Award for Financial Services-Regulatory by
the Association of Corporate Counsel and Lexology. Mr. Jensen clerked for the Honorable Deanell
Reece Tacha, Chief Judge of the United States Court of Appeals for the Tenth Circuit. He earned his
Juris Doctor degree from Duke University School of Law where he was a member of the Order of the
Coif and Duke Law Journal. He earned his Bachelor of Arts degree from Brigham Young University.
Executive Vice President and Chief Risk Officer Since: April 2025
Career Highlights: Mr. Jones, age 53, has led the risk and credit organizations across the entirety of the Company’s operations since April 2025 with expertise drawn from more than 25 years in the banking industry. Prior to his current role with First Interstate, Mr. Jones was Chief Credit Officer at
Heartland Financial USA, Inc. (HTLF), from July 2020 to January 2025, where he was responsible for leading all aspects of credit and loan operations. Previously, he served as Chief Credit Officer for
Fulton Financial Corporation from 2018 to July 2020. His career also includes executive and senior level roles at First Horizon, Marshall and Ilsley, and Bank of America. Mr. Jones has been actively engaged in the industry, having served on the RMA’s Mid-Size Bank Advisory Board and Credit Advisory Board. Mr.
Jones earned a Bachelor of Arts degree in Psychology and a Master of Business Administration from
Southern Methodist University.

44	First Interstate BancSystem, Inc.
Executive Vice President and Chief Information Officer Since: November 2023
Career Highlights: Ms. Meyer, age 48, served as the Company’s interim Chief Information Officer from
June 2023 to November 2023.  Ms. Meyer previously served in several leadership roles for the
Company, including Director of Enterprise Planning from 2021 to 2023, Director of Enterprise Program
Management from 2018 to 2021, Director of IT Business Management from 2017 to 2018, Director of IT
Business Relations from 2016 to 2017, and Business Process Improvement Lead from 2013 to 2016. Ms.
Meyer also managed the Bank’s Operations Branch Support Division from 2007 to 2013. Ms. Meyer is a graduate of Montana State University Billings with a bachelor’s degree in psychology and was recognized by the Billings Gazette as a “40 Under 40” recipient. She is Lean Six Sigma certified in process improvement/agile experience and is a graduate of the Bank Operations Institute in Dallas,
Texas. An active community volunteer, Ms. Meyer regularly volunteers with Special Olympics and is passionate about supporting programs that help teens combat hunger, homelessness, and mental health challenges.
Executive Vice President and Chief Operations Officer Since: January 2024
Career Highlights: Ms. Robbins, age 57, has extensive banking experience, serving in a variety of leadership roles throughout her 25-year career. Prior to her current role, Ms. Robbins served as First
Interstate's Senior Vice President and Chief Operations Officer from June 2022 to January 2024 and as
Director of Loan Operations from August 2018 to March 2022. As Director of Loan Operations, Ms.
Robbins was responsible for leading key improvement efforts in the lending channels to better align the work to support both clients and bankers. She has experience in process improvement, including
Lean Six Sigma and Agile methods. Ms. Robbins worked as an Executive Vice President for Sterling Bank from 2007 until its merger with Umpqua Bank in April 2014, when she was named Executive Vice
President and Director of Loan Operations and the Call Center. Ms. Robbins is an active community volunteer, focusing her efforts on supporting the young people and the underserved in her community.
Her efforts in these areas align around safe places to assemble, quality education, and technical training offerings, all which support a healthy community.

45	First Interstate BancSystem, Inc.
Executive Vice President and Chief Banking Officer Since: November 2025
Career Highlights: Mr. Shepler, age 50, has been Executive Vice President and Chief Banking Officer since November 2025 following his role as Executive Vice President and Co-Chief Banking Officer from
September 2025 to November 2025. In his role as Co-Chief Banking Officer, he was responsible for the
Bank’s branches in Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota, and South
Dakota and, in his current role, is responsible for all Bank branches. With more than 30 years of leadership experience in commercial, business, wealth, and consumer/small business banking, Mr.
Shepler brings a proven track record of driving growth, operational excellence, and client-centric innovation across some of the world’s leading financial institutions. Mr. Shepler served as Managing
Director and National Commercial Banking Region Coverage Executive at Wells Fargo from 2019 to April
2025, where he led a national team serving over 20,000 clients across four U.S. hubs. Under his leadership, the organization achieved significant gains in client growth, operational efficiency, and risk governance. Prior to Wells Fargo, Mr. Shepler held senior executive roles at HSBC and Bank of America, where he spearheaded enterprise-wide integration initiatives, built high-performing teams, and launched scalable strategies that transformed client engagement and revenue performance. Mr.
Shepler holds a Bachelor of Science in Business Administration from the University of Southern
California.
Employee Experience
Engaged employees are both loyal and productive. Each year, the Company conducts an Employee
Engagement Survey to gauge satisfaction in this area. For 2025, the participation rate reached 92%
with 3,157 responses. Our employees are engaged, curious, and passionate about how their time and talent contribute to our overall success.
Total Compensation
•Competitive Compensation. The Company values the contributions of its employees and seeks to provide a compelling package of pay and benefits.
•Paid Time Off & Leave. The Company offers several paid leave and time off options to all full-
time and part-time employees, including:
◦PTO: Paid time off is accrued based on years of service, and can be used for any combination of vacation, personal leave, and sick time.
◦Holidays: Employees receive up to eleven paid holidays each year.
◦Volunteer Time: Employees are eligible for up to eight hours of paid volunteer time per year to participate in volunteer activities.
Additionally, employees working at least 30 hours per week are eligible to receive time off for special circumstances, including:
◦Jury Duty: Individuals actively serving on jury duty can receive up to fifteen days of pay, annually.
◦Parental/Caregiver Leave: Up to two weeks of paid leave are offered to employees for bonding due to birth, adoption, or foster care placement, or tending to an immediate family member with a serious health condition.
◦Bereavement Leave: Up to five days of paid bereavement leave is available to those who experience a death of a close relative or coworker.

46	First Interstate BancSystem, Inc.
•Health Insurance Coverage. The Company offers medical, dental, and vision coverage and enrolled employees are eligible for Flexible Spending Accounts or Company seeded Health
Savings Accounts. Additionally, enrolled employees are offered convenient 24/7/365 phone or video consultations with U.S. board-certified doctors through MDLive.
•Dependent Care Flexible Spending Accounts. The Company offers a Child Care Assistance
Program for employees earning a salary of less than $70,000 per year. The Company contributes
$1,500 per year per child, up to $4,500 annually into a Dependent Care Flex Spending Account
(FSA) on behalf of eligible employees.
•Student Loan Debt Repayment. The Company contributes $100 per month to qualified employees to help alleviate the financial burden of student loans. In 2025, the Company’s contributions under this program totaled $454,700 for 479 employees.
•Retirement Savings Contributions. The Company offers a 401(k) retirement plan through
Fidelity Investments under which all employees are enrolled automatically and receive a 100%
Company match on the first 6% contributed by the employee.
•Exercise Reimbursement. The Company encourages employees to stay active by offering a reimbursement of $300 annually toward a fitness program, such as a gym or a digital and at-
home workout program.
Health & Wellness
•Employee Assistance Program. The Company offers a 24 hour/7 day per week, Employee
Assistance Program to employee and their dependents at no cost and provides confidential support and resources to get through life’s challenges. The program offers confidential counseling on personal issues, financial information and tools, and legal information and resources.
•Alternative Work Arrangements. Where business needs allow, managers across the Company are empowered to modify their departments’ work schedules and locations to allow for greater flexibility while pursuing performance goals.
•First Relief. Funded by employee gifts, voluntary payroll deductions, and the First Interstate
BancSystem Foundation, First Relief provides financial aid to bank employees experiencing hardships, such as a family emergency, illness, or natural disaster. In 2025, $99,042 in First
Relief donations was awarded to 38 employees, with an average of $2,606 granted to each recipient.
Employee Resources & Training
First Interstate offers its employees scalable, effective, and on-demand tools for professional development.
•LinkedIn Learning. In 2025, 2,092 employees participated in the program, logging 12,563 hours of content viewed and 9,875 courses completed.
•Pacific Coast Banking School. In 2025, a total of 9 employees selected by the Executive Team participated in or graduated from this three-year, intensive training in all banking-related disciplines, including credit management, general economics, community support and service trends.
•Regulatory University. The Company provided annual training on Fair and Responsible Lending through this online platform in 2025. The Company has since transitioned this training to a new online learning platform. The training focuses on safety and soundness, consumer protection laws and regulations, high and emerging risk issues, products and services, and other topics of relevance to multiple lines of the Company’s business.

47	First Interstate BancSystem, Inc.
Employee and Company Engagement
Workplace Opportunity
First Interstate is an equal opportunity employer committed to a diverse workforce and a barrier-free employment process. Employment and advancement is based solely on an individual's merit and qualifications directly related to the position. The Company continues to focus its efforts on fostering an environment where all employees are respected and valued, embracing our continued growth and the new communities and individuals we serve, and educating our employees and leadership to ensure the Company is recruiting and retaining diverse talent across our footprint.
Community Investment
In 2025, the Company directed approximately $275.3 million toward community development lending.
Resources were focused on areas that support affordable housing, economic development, community services, and revitalization and stabilization of communities throughout our multi-state footprint that have been distressed, underserved, or considered low and moderate income (“LMI”) communities.
On a local level, the Company encourages our branches to engage with community development organizations within their markets. Opportunities abound to share our expertise through board services, financing, and financial education. Additionally, our branches have decision-making authority in directing donations and investments in their markets, particularly to qualified organizations involved in community development and serving LMI communities. The combined efforts of our local branches, the Company, and the Foundation resulted in over $100 million in donations to our communities since
1990.

48	First Interstate BancSystem, Inc.
Compensation Discussion and Analysis
The Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program for 2025. Our Named Executive Officers for 2025, or “NEOs,” include our Chief Executive Officer
(“CEO”), our Chief Financial Officer (“CFO”), and our three most highly compensated other executive officers serving in that capacity at year-end, and certain former executive officers required to be included under SEC rules. Our NEOs for 2025 are listed below:

Officer	Title
James A. Reuter	President and CEO
David P. Della Camera(1)	Executive Vice President (“EVP”) and CFO
Kristina R. Robbins	EVP and Chief Operations Officer
Kirk D. Jensen	EVP and General Counsel
Lori A. Meyer	EVP and Chief Information Officer
Marcy D. Mutch(2)	Former EVP and CFO
Lorrie F. Asker(3)	Former EVP and Co-Chief Banking Officer
(1) Mr. Della Camera, who previously served as our Deputy CFO, was appointed as EVP and CFO, effective June 1, 2025.
(2) Ms. Mutch retired as EVP and CFO, effective May 31, 2025. From June 1, 2025 to December 31, 2025, Ms. Mutch
remained employed by the Company as an Executive Advisor pursuant to the terms of the Mutch Transition Agreement, as further described and defined below.
(3) Ms. Asker served as the Company’s sole Chief Banking Officer until September 10, 2025, when the Company’s Chief
Banking Officer position was separated and transitioned to a two-person Co-Chief Banking Officer position, with Ms.
Asker being appointed to serve as one Co-Chief Banking Officer and Mr. Christopher L. Shepler being appointed to serve as the other Co-Chief Banking Officer. On November 14, 2025, the Company and Ms. Asker made a mutual decision at
Ms. Asker’s prompting to terminate her service as EVP and Co-Chief Banking Officer and to transition her employment with the Company to an executive advisor role to the CEO. Ms. Asker is expected to remain employed by the Company as an Executive Advisor through March 31, 2026 pursuant to the terms of the Asker Transition Agreement, as further described and defined below.

49	First Interstate BancSystem, Inc.
Executive Summary
2025 Performance Highlights:
In 2025, we produced net income of $302.1 million, and diluted earnings per share of $2.94. The
Company generated a return on average common equity (again, “ROAE”) of 8.83% and a return on average tangible common equity (again, “ROATCE”), a non-GAAP financial measure, of 13.53% in 2025.
See Appendix A to this proxy statement for a reconciliation of ROATCE to its most directly comparable
GAAP financial measure.
We returned approximately 103% of net income to our shareholders, or $311.9 million, through a combination of quarterly cash dividends and share repurchases under our stock repurchase program discussed below. In total, we returned $1.88 per share in dividends to shareholders during 2025, providing a yield of 6.2% against our average stock price of $30.46 during 2025. Capital ratios continued to improve during 2025, with our Common Equity Tier 1 ratio ending the year at 14.38%, compared to 12.16% at the end of 2024.
In addition, in August 2025, our Board approved a stock repurchase program authorizing repurchases of up to $150.0 million of our common stock through March 31, 2027. During 2025, we repurchased
3,653,914 shares of our common stock under this program for $117.6 million at a weighted average price of $32.18 per share. In January 2026, the Board increased the repurchase program authorization by an additional $150.0 million, bringing total authorization since August 2025 to $300.0 million.
We experienced lower charge-offs in 2025, with net charge-offs of $39.2 million, or 0.24% of average loans outstanding. Our allowance for credit losses (“ACL”) on loans was $191.4 million, or 1.26% of loans held for investment as of December 31, 2025, as compared to $204.1 million, or 1.14% of loans held for investment, as of December 31, 2024. The ACL is maintained at an amount we believe to be sufficient to provide for estimated losses expected over the life of the loans at each balance sheet date.
During 2025, we continued to execute our strategic plan intended to refocus capital investment, optimize our balance sheet and improve core profitability, while advancing disciplined, relationship-
driven organic growth. In furtherance of this plan, we continued our branch optimization initiatives—
including completing the divestiture of our Arizona and Kansas branches in October 2025 and announcing the contemplated sale of 11 branches in Nebraska (which transaction is expected to close in the second quarter of 2026)—as part of a broader review to optimize our footprint and reallocate resources to markets aligned with our strategy. As further described below, we also aligned select products and activities with our strategic plan by reducing or exiting selected exposures, including the intentional runoff of certain non-relationship and transactional credits and the discontinuation or outsourcing of certain lending products.
Loans held for investment decreased $2,643.3 million or 14.8% in 2025 as compared to 2024. We discontinued accepting applications to originate indirect loans during the first quarter of 2025, which resulted in $202.7 million of amortization for the indirect portfolio in 2025. We sold $74.2 million of consumer credit card loans in the second quarter of 2025. We also sold $291.5 million of loans during the fourth quarter of 2025 related to the Arizona and Kansas branch sales. Additionally, as of
December 31, 2025, we transferred $72.5 million of loans held for investment to loans held for sale related to the pending sale of the 11 Nebraska branches. The remaining decline in loan balances is due to paydowns and maturities.
Deposit balances declined modestly in 2025, primarily due to decreases in all deposit categories except for savings deposits, driven by the Arizona and Kansas branch sales. Total borrowings declined $1.6 billion during 2025, and our strategic positioning of the balance sheet remains flexible, evidenced by a ratio of loans held for investment to deposits of 68.8% at December 31, 2025.
Our philosophy for how we manage our Company is driven by our focus on the long-term, sustainable success of our people, our clients, our communities and ultimately our shareholders.
2025 Compensation Highlights:
Below are highlights of our executive compensation program and compensation decisions made by the
Compensation and Human Capital Committee (again, “Compensation Committee”) for the fiscal year ended December 31, 2025.

50	First Interstate BancSystem, Inc.
Compensation Opportunities
CEO. In February 2025, the Compensation Committee and the Board reviewed Mr. Reuter’s compensation and made no changes to his annual base salary of $1,000,000, 120% target short-term incentive (“STI”), and 250% target long-term incentive (“LTI”), pursuant to his employment agreement and described under the heading “NEO Agreements”.
Non-CEO NEOs. Beginning in 2024, the Compensation Committee undertook a two-year effort to better align the non-CEO NEO target compensation opportunities with competitive market practices. A market analysis in the fall of 2023, conducted by the Compensation Committee’s independent compensation consultant, Pearl Meyer & Partners (“Pearl Meyer”), identified competitive gaps for the non-CEO NEOs.
To partially address the gaps, while also managing fixed compensation expense, the Compensation
Committee approved increases to 2024 target STI and target LTI opportunities by 10% and 20%, respectively, but generally held base salaries flat.
In the fall of 2024, the Compensation Committee reassessed target compensation, following an updated market analysis provided by Pearl Meyer and, in January 2025, approved the following changes for our non-CEO NEOs serving at that time to better align target total direct compensation (base salary, target STI, and target LTI) opportunities with competitive market practices, both in terms of pay levels and mix:
•Base salaries were increased by an average of 10% (see “Base Salaries” section below);
•STI target opportunities were not changed from 2024 levels; and
•LTI target opportunities, as a percentage of base salary, were reduced by 20%, back to pre-2024 levels.
2025 Short-Term Incentive Plan Design
For 2025, the Compensation Committee approved one change to the quantitative performance metrics under our 2025 Short-Term Incentive Plan (“2025 STI Plan”). Adjusted Non-Interest Expenses/Total
Average Assets metric (weighted 25%) was replaced with Adjusted Efficiency Ratio (weighted 25%).
Other than this substitution, the 2025 STI Plan retained the same quantitative performance metrics and relative weightings as the 2024 Short-Term Incentive Plan (“2024 STI Plan”), as reflected in the table below.

2024 STI Plan	2025 STI Plan
Adjusted Pre-Provision Net Revenue (“PPNR”) per Share (50%)	Adjusted PPNR per Share (50%)
Adjusted Non-Interest Expenses/Total Average Assets (25%)	Adjusted Efficiency Ratio (25%)
Relative Non-performing Assets (“NPAs”)/Total Assets (25%)	Relative NPAs/Total Assets (25%)
Management proposed the modification, and the Compensation Committee determined that the revised metric better aligns with the Company’s operating priorities for 2025. Additional details are provided below under the heading “2025 STI Plan”.
2025 STI Plan Funding Results
Based on the Company’s performance for 2025, the quantitative performance metrics achieved funding at 87% of target. Additional details regarding the STI payments are provided below under the heading
“2025 STI Plan - Company Performance-Based Quantitative Results”.

51	First Interstate BancSystem, Inc.
2025 Long-Term Incentive Plan Design
For 2025, our LTI award mix remained unchanged at 60% performance restricted stock units (“PRSUs”)
and 40% time-based restricted stock units (“RSUs”). Management recommended, and the Compensation
Committee approved, one change to the performance metrics applicable to the performance awards granted under our 2025 Long-Term Incentive Plan (“2025 LTI Plan”). The Core Return on Average
Equity (“Core ROAE”) metric (50%) was replaced with Core Return on Average Tangible Common Equity
(“Core ROATCE”) (50%). Other than this substitution, the quantitative performance metrics and relative weightings applicable to the PRSUs under the 2025 LTI Plan remained unchanged from our 2024
Long-Term Incentive Plan (“2024 LTI Plan”), as summarized in the table below.

2024 LTI Plan	2025 LTI Plan
Total Shareholder Return (50%)	Total Shareholder Return (50%)
Core Return on Average Equity (“Core ROAE”) (50%)	Core Return on Average Tangible Common Equity (“Core ROATCE”) (50%)
Additional details of our 2025 LTI Plan are provided under the heading “2025 Long-Term Incentive
Plan”.
2023 Performance Award Vesting
The PRSUs granted to our NEOs in 2023 under our 2023 LTI Plan were scheduled to vest on March 15,
2026 based on the performance measurement period that was completed on December 31, 2025.
Neither of the performance metrics achieved threshold performance, which resulted in none of the
2023 PRSUs vesting. Details are provided under the heading “2023 Long-Term Incentive Performance
Results”.
2025 NEO Updates
Retirement of Marcy D. Mutch
In February 2025, Ms. Mutch notified the Company of her intention to retire as a full-time employee at the end of 2025 and to step down as EVP and CFO, effective May 31, 2025. In connection with her retirement, the Company, the Bank and Ms. Mutch entered into a Transition and Separation Agreement and General Release dated as of February 24, 2025 (the “Mutch Transition Agreement”).
On June 1, 2025, Ms. Mutch’s employment transitioned to the role of Executive Advisor to the Company through December 31, 2025 (the “Executive Advisor Period”) to assist with the transition of the CFO role. For additional information regarding the Mutch Transition Agreement and related compensation payable to Ms. Mutch in connection with her retirement, see “Transition Agreement with Marcy D.
Mutch” herein.
Appointment of David P. Della Camera
Mr. Della Camera, who previously served as our Deputy CFO, was appointed as EVP and CFO, effective
June 1, 2025. In connection with Mr. Della Camera’s appointment, the Company and the Bank entered into an employment agreement with Mr. Della Camera. For more information regarding Mr. Della
Camera’s employment agreement, see “NEO Agreements” herein.
Employment Transition of Lorrie F. Asker
On November 14, 2025, the Company and Ms. Asker made a mutual decision at Ms. Asker’s prompting to terminate her service as EVP and Co-Chief Banking Officer and to transition her employment with the Company, effective November 14, 2025, to an Executive Advisor role to the CEO. In connection with the foregoing, the Company, the Bank and Ms. Asker entered into a Transition and Separation
Agreement and General Release, dated as of November 14, 2025 (the “Asker Transition Agreement”).
Ms. Asker is expected to remain employed as Executive Advisor through March 31, 2026 pursuant to the
Asker Transition Agreement. For additional information regarding the Asker Transition Agreement and related compensation payable to Ms. Asker in connection with her transition, see “Transition
Agreement with Lorrie F. Asker” herein.

52	First Interstate BancSystem, Inc.
Key Features of our Executive Compensation Program:

What We Do...		What We Do Not Do...
☑	Emphasize pay for performance	☒	Allow for short-selling, hedging, or pledging of Company securities, subject to limited exceptions for certain pre-existing pledging arrangements
☑	Use multiple performance measures and caps on potential incentive payments	☒	Allow "single-trigger" accelerated vesting of equity-based awards upon change in control
☑	Engage an independent compensation consultant	☒	Grant excessive perquisites
☑	Require minimum equity ownership for directors and executive officers	☒	Pay excise tax "gross ups" upon change in control
☑	Maintain a clawback policy	☒	Reprice or liberally recycle shares
☑	Discourage excessive risk taking by reserving the right to use discretion in the payout of all incentives	☒	Trade in Company securities during designated black-out periods, except under limited circumstances including valid rule 10b5-1 trading plans
What Guides our Program
What We Pay and Why: Goals and Elements of Compensation
Our executive compensation program is aligned with our business strategy and is designed to maximize long-term shareholder value.

53	First Interstate BancSystem, Inc.
Elements of Total Compensation
We have three primary elements of total compensation: base salary, short-term incentives, and long-
term incentives.

Pay Element	Payment Form	Description/Objectives
Base Salary	Cash
•Competitive fixed rate of pay to attract and retain talent
•Considers market data and individual factors such as performance, scope of responsibility, experience, and strategic impact
•Used as a foundation for determining incentive opportunities

Short-Term Incentive (STI)	Cash
•Target is reflective of a percentage of base salary; varies by role at the Company
•Awarded based on individual and Company performance
•Awards are not guaranteed
•Awards aligned with Company financial and strategic growth
objectives
•Awards established at threshold, target, and maximum values

Long-Term Incentive (LTI)	Equity
•Target is reflective of a percentage of base salary; varies by role at the Company
•Emphasis on long-term Company performance compared to peers
(60% PRSUs /40% time-based RSUs)
•Objective is to retain top talent and align interests of
management and our shareholders

Pay Mix
To promote a culture that aligns management's interests with those of our shareholders, our executive compensation program focuses on a mix of fixed and at-risk compensation. The charts below show the annual target total direct compensation of our CEO, Mr. Reuter, and all of our other NEOs for 2025.

54	First Interstate BancSystem, Inc.
The Decision-Making Process
Compensation and Human Capital Committee Oversight
The Compensation Committee approves our compensation structure, policies, and programs to ensure appropriate incentives and employee benefits are in place. The Compensation Committee has sole, non-delegable authority, to approve the base salary, annual short-term cash incentives, and long-term equity incentives for our non-CEO NEOs. For our executives who are not NEOs, the CEO, in consultation with the Compensation Committee, reviews and approves their compensation, which similarly may consist of salary, annual short-term cash incentives, and long-term equity incentives.
With respect to the compensation of our CEO, the independent members of the Compensation
Committee (those who qualify as “non-employee directors” for purposes of Rule 16b-3 under the
Exchange Act) make recommendations to the Board (excluding the CEO), and the Board retains ultimate authority to approve the CEO’s compensation. Details of the Compensation Committee’s authority and responsibilities are specified in its charter, which may be found on the Company’s website at www.FIBK.com by selecting “Governance Documents”.
Role of Management
Members of management regularly attend meetings pertaining to executive compensation and
Company performance to assist in evaluating competitive compensation levels and practices.
Management assists the Board in fulfilling its oversight of risks that may arise in connection with the
Company’s compensation programs and practices. The CEO provides the Compensation Committee with assessments of the individual performance of the other NEOs and makes annual recommendations regarding their compensation levels. All elements of compensation for our non-CEO NEOs are subject to approval by our Compensation Committee. All elements of our CEO’s compensation are approved by the Board, based on the recommendation of our Compensation Committee. The CEO does not participate in the Compensation Committee’s deliberations regarding his own compensation.
Role of Compensation Consultants
The Compensation Committee has retained Pearl Meyer, an independent compensation consulting firm, to assist with its review of executive compensation and to provide competitive market data. A consultant from Pearl Meyer attends Compensation Committee meetings at which executive officer compensation is discussed and provides research, analysis, and updates on market trends at the request of the Compensation Committee. The Compensation Committee sets compensation levels based on the skills, experience, and performance achievements of each executive officer, taking into account market analysis and input provided by Pearl Meyer, as well as the CEO’s recommendations
(except with respect to his own compensation).
In connection with its engagement of Pearl Meyer, the Compensation Committee evaluates the firm’s independence, considering factors such as the amount of Pearl Meyer’s fees paid by the Company,
Pearl Meyer’s policies and procedures designed to prevent conflicts of interest, and any business or personal relationship that could affect Pearl Meyer’s independence. After reviewing these and other relevant factors, the Compensation Committee determined that Pearl Meyer was independent and that its engagement did not present any conflicts of interest.

55	First Interstate BancSystem, Inc.
Role of Peer Group Market Analysis
The Compensation Committee, with input and guidance from Pearl Meyer, evaluates the competitiveness of executive officer compensation using data from a comparative peer group. The peer group consists of publicly traded commercial banks and bank holding companies with geographic, operational, and business model characteristics similar to the Company and total assets ranging between 60% and 200% of the Company’s total assets. The Compensation Committee reviews and approves the peer group on an annual basis. The following companies were approved by the
Compensation Committee for purposes of setting compensation levels for 2025 (reflecting the addition of Atlantic Union Bankshares Corporation, Eastern Bankshares, Inc., and United Community Banks, Inc.
and the removal of PacWest Bancorp, as compared to the peer group used for purposes of setting compensation levels for 2024):

Ameris Bancorp	Hancock Whitney Corporation
Associated Banc-Corp	Old National Bancorp
Atlantic Union Bankshares Corporation	Pacific Premier Bancorp, Inc.
BankUnited, Inc.	Pinnacle Financial Partners, Inc.
Cadence Bank	Prosperity Bancshares, Inc.
Columbia Banking System, Inc.	Simmons First National Corporation
Commerce Bancshares, Inc.	SouthState Corporation
Eastern Bankshares, Inc.	UMB Financial Corporation
F.N.B Corporation	United Bankshares, Inc.
Fulton Financial Corporation	United Community Banks, Inc.
Glacier Bancorp, Inc.	Valley National Bancorp
Say on Pay Results
The Company holds non-binding advisory votes on executive compensation every year with the last vote occurring during the 2025 annual meeting. At the 2025 annual meeting, shareholders were asked to approve, on an advisory basis, the NEO compensation for 2024 as reported in our 2025 proxy statement. This say-on-pay proposal was approved by over 96% of the shares present in person or by proxy and entitled to vote on the matter. The Compensation Committee considered the results of the
2025 advisory vote, along with shareholder input and other factors discussed in this CD&A and concluded that no material changes to the Company’s compensation policies and practices were warranted in response to the shareholder advisory vote.

56	First Interstate BancSystem, Inc.
Executive Compensation In Detail
Base Salaries
Our base salaries are intended to provide a competitive fixed level of compensation to support the recruitment and retention of executive talent. The Compensation Committee annually reviews NEO base salaries relative to peer benchmarking data provided by Pearl Meyer.
As described above under “2025 Compensation Highlights—Compensation Opportunities,” in late 2023, the Compensation Committee undertook a two-year effort to better align non-CEO NEO target total direct compensation with competitive market practices. In 2024, base salaries for non-CEO NEOs remained unchanged (with the exception of an increase approved in August 2024 for Ms. Robbins to reflect additional responsibilities added to her role as Chief Operations Officer), while adjustments to target incentive opportunities were used to begin addressing identified market gaps. In January 2025, following its review of updated peer benchmarking data, the Compensation Committee approved increases to base salaries for non-CEO NEOs to further align target total direct compensation with market practices.
In determining base salary levels, the Compensation Committee considers each NEO’s total target compensation market positioning, as well as individual factors such as performance, scope of responsibility, experience, and strategic impact.
The following table shows base salaries for each NEO for 2024 and 2025.

Officer	2024 Base Salary	2025 Base Salary	Percent Increase
James A. Reuter	1,000,000	1,000,000	—%
David P. Della Camera(1)	—	500,000	N/A
Kristina R. Robbins	400,000	460,000	15%
Kirk D. Jensen	412,402	453,643	10%
Lori A. Meyer	300,000	330,000	10%
Marcy D. Mutch	539,954	566,951	5%
Lorrie F. Asker	440,000	484,000	10%
(1) Prior to becoming CFO effective June 1, 2025, Mr. Della Camera served as our Deputy CFO. Mr. Della Camera’s actual 2025 base salary was prorated to reflect the portion of the year he served as Deputy CFO (at an annual rate of $280,000) and the portion he served as CFO (at an annual rate of $500,000).
Short-Term Incentives
Consistent with our pay-for-performance philosophy, our executive officers are eligible to earn annual short-term incentives tied to Company performance-based quantitative metrics and individual performance-based qualitative measures.
The Compensation Committee approves:
•Target STI opportunity for each NEO, expressed as a percentage of base salary;
•financial metrics used each year to determine Company performance-based funding; and
•Company-wide and/or individual performance-based qualitative discretionary adjustments to the quantitative funding results.
The Compensation Committee believes individual performance should be considered in determining STI awards. Accordingly, the CEO may recommend to the Compensation Committee adjustments to a non-
CEO NEO’s STI award based on individual performance, in lieu of the Company performance quantitative funding percentage.
Pursuant to the terms of the annual STI Plan and authority granted under its charter, the
Compensation Committee retains discretion to adjust NEO payouts as it deems appropriate. The
Compensation Committee approves the STI awards for non-CEO NEOs, and the Board approves the STI award for the CEO.

57	First Interstate BancSystem, Inc.
2025 STI Plan
The quantitative Company performance component of the 2025 STI Plan for the NEOs was based on three metrics: two tied to our 2025 financial performance relative to initial budget expectations; and
one credit quality metric measured relative to peer performance, as follows:

Metric	Weight	Description
Adjusted Pre-Provision Net Revenue (PPNR) per Share	50%
Adjusted PPNR per Share is calculated as Adjusted PPNR
divided by weighted-average diluted shares outstanding.
Adjusted PPNR, for purposes of this calculation, is defined
as net revenue, adjusted to exclude realized securities gains or losses, amortization of intangibles, OREO expenses,
short-term incentive accrued in excess of budget, and non-
recurring items, including, but not limited to, net gains on disposition of premises and equipment, FDIC special
assessments and certain severance costs.

Adjusted Efficiency Ratio	25%
Adjusted Efficiency Ratio is calculated as adjusted non-
interest expense divided by adjusted operating revenue. For
purposes of this calculation, the numerator and
denominator are adjusted, as applicable, for the same items
as described for the Adjusted PPNR per Share metric above.

Relative Non-performing Assets (NPAs) as a percentage of Total Assets	25%
Relative NPAs / Total Assets is based on a percentile ranking of Company results compared to the companies that
comprise the KBW Regional Banking Index (KRX Index). For
this purpose, NPAs are calculated in accordance with GAAP
and include non-performing loans and other real estate
owned (OREO).

The performance-based metrics and goals are established in the first quarter at threshold, target, and maximum levels. Funding for performance between threshold and maximum levels is determined using linear interpolation, as outlined in the chart below. Results for each metric are calculated independently, weighted, and then aggregated to determine the overall Company funding result.

Performance Level	Payout Range
Below Threshold	0%
Threshold	50%
Target	100%
Maximum	200%

58	First Interstate BancSystem, Inc.
2025 STI Plan - Company Performance-Based Quantitative Results
Goals and performance outcomes for the funding of the 2025 STI Plan were as follows:

Performance Measure	Weight	Threshold Performance	Target Performance	Maximum Performance	Performance Result	Weighted Payout %
Adjusted PPNR per Share	50%	$3.05	$3.81	$4.95	$3.66	45%
Adjusted Efficiency Ratio	25%	64.17%	62.17%	60.17%	62.25%	25%
Relative NPAs/Total Assets	25%	25th percentile	50th percentile	75th percentile	34th percentile	17%
2025 STI Plan Funding Results						87%
2025 STI Plan - Target Opportunities and Payouts
The following table shows the 2025 STI Plan target award opportunities, and the amounts approved by the Compensation Committee for our non-CEO NEOs and by the Board for our CEO. STI awards were paid out based solely on the quantitative results as there were no individual performance adjustments applied.

		Target Payout Opportunity		Actual Payouts
Officer	2025 Base Salary ($)	Target (%)	Target Amount ($)	Payout (%)	Payout Amount ($)
James A. Reuter	1,000,000	120	1,200,000	87	1,044,000
David P. Della Camera(1)	500,000	70	350,000	87	304,500
Kristina R. Robbins	460,000	70	322,000	87	280,140
Kirk D. Jensen	453,643	70	317,550	87	276,269
Lori A. Meyer	330,000	70	231,000	87	200,970
Marcy D. Mutch(2)	566,951	80	387,417	87	337,052
Lorrie F. Asker(3)	484,000	80	387,200	87	336,864
(1) Mr. Della Camera’s 2025 STI Plan target opportunity (and the Target Amount shown) was based on his annualized 2025 base salary as CFO ($500,000).
(2) Pursuant to the Mutch Transition Agreement, Ms. Mutch was entitled to continue to participate in the 2025 STI Plan based on her original 2025 STI Plan target opportunity (80%) for the portion of 2025 through May 31, 2025, with any payout prorated for the applicable period, and thereafter at 75% of her original 2025 STI Plan target opportunity during the Executive Advisor
Period through December 31, 2025, with any payout prorated for the Executive Advisor Period, subject to Company and individual performance.
(3) Pursuant to the Asker Transition Agreement, Ms. Asker was entitled to continue to participate in the 2025 STI Plan based on her original 2025 STI Plan target opportunity, subject to Company and individual performance.
Long-Term Incentives
We believe long-term equity incentive compensation encourages a focus on the long-term performance of the Company. Under the Company's 2023 Equity and Incentive Plan, as amended (the “2023 Plan”), awards are granted to enhance our ability to attract, retain, and motivate executives by providing equity ownership opportunities and performance-based incentives that align their interests with those of our shareholders.
The Compensation Committee annually engages Pearl Meyer to conduct a market review of the design of our LTI Plan relative to our peer group. The Compensation Committee reviews and recommends for
Board approval the CEO’s total compensation, including long-term incentives, and reviews and approves the total compensation of the non-CEO NEOs, including long-term incentives. The
Compensation Committee has delegated to the CEO, subject to certain terms and limitations, the authority to grant equity awards to employees who are not NEOs. Additional information regarding our equity compensation plans is provided under “Equity Compensation Plans” included in this proxy statement.

59	First Interstate BancSystem, Inc.
2025 Long-Term Incentive Plan
Incentives under our LTI Plan are issued to our executives in the form of equity consisting of RSUs and
PRSUs as follows:

Type	Weight	Description
Performance Restricted Stock Units (PRSUs)	60%
•Relative Performance: Based on results compared to peers in the KBW
Regional Banking Index (KRX Index)
•Performance Metrics:
◦50% Core ROATCE
◦50% Total Shareholder Return
•Performance Measurement Period: 3 years (1/1/2025-12/31/2027)
•Vesting: 3 years after grant date, subject to continued employment and performance criteria
•Payout range: 50-200% of target; if minimum performance thresholds are not met, 0% of the award will vest

Restricted Stock Units (RSUs)	40%	•Vesting: Time-based vesting 1/3 each year for 3 years, subject to continued employment
For the PRSUs, performance goals and payout ranges are established at threshold, target, and maximum levels. The payout percentage is determined based on the Company’s percentile ranking relative to its peers over the three-year performance period, for each of the selected performance measures, as illustrated in the chart below. Performance results between threshold and maximum performance levels are determined using linear interpolation. Results are calculated independently for each metric, weighted according to their respective weightings, and aggregated to determine the total payout percentage on the award.

Performance Level	Percentile Ranking	Payout Range
Below Threshold	Below 25th percentile	0%
Threshold	25th percentile	50%
Target	50th percentile	100%
Maximum	90th percentile	200%
Core ROATCE is calculated as Core Income divided by average tangible common shareholders’ equity.
Core Income, for purposes of this calculation has the same meaning as defined by S&P Global (or its successor), and generally means net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and certain items deemed by S&P Global to be nonrecurring, including but not limited to, as applicable, net gains on disposition of premises and equipment, FDIC special assessments and CEO retirement costs, each of which are calculated on an after-tax basis. Core ROATCE is calculated as an average for each of the three calendar years of the performance period for the Company and all comparator banks in the KRX Index regardless of each entity’s fiscal year end.
Total Shareholder Return is calculated based on 20-trading day average periods prior to the beginning and end of the performance period and assumes any dividends in the beginning average and performance period are reinvested as of the payment date.

60	First Interstate BancSystem, Inc.
2025 Long-Term Incentives Granted
The target LTI opportunity for each NEO is expressed as a percentage of base salary. The Compensation
Committee annually reviews LTI target opportunities as part of its assessment of overall target total direct compensation, considering peer market data prepared by Pearl Meyer.
As described above under “2025 Compensation Highlights—Compensation Opportunities,” in late 2023, the Compensation Committee undertook a two-year effort to better align non-CEO NEO target total direct compensation with competitive market practices. In 2024, base salaries for non-CEO NEOs remained unchanged (with the exception of an increase approved in August 2024 for Ms. Robbins to reflect additional responsibilities added to her role as Chief Operations Officer), while adjustments to
LTI target opportunities were used to begin addressing identified market gaps. In the fall of 2024, the
Compensation Committee reassessed target compensation, following an updated market analysis provided by Pearl Meyer and, in January 2025, reduced target LTI opportunities for the non-CEO NEOs, as a percentage of base salary by 20%, back to pre-2024 levels. Mr. Reuter’s target opportunity remained unchanged.
The table below reflects the 2025 LTI Plan award target values and corresponding amounts approved by the Compensation Committee for the non-CEO NEOs and by the Board for our CEO.

		Target Award		PRSUs/RSUs Awarded
Officer	Base Salary at Grant Date ($)	Target (%)	Target LTI ($)	PRSUs at Target (#)(1)	RSUs (#)(1)
James A. Reuter	1,000,000	250	2,500,000	51,992	34,663
David P. Della Camera(2)	280,000	40	112,000	3,534	2,358
Kristina R. Robbins	460,000	70	322,000	6,696	4,465
Kirk D. Jensen	453,643	70	317,550	6,602	4,404
Lori A. Meyer	330,000	70	231,000	4,802	3,204
Marcy D. Mutch(3)	566,951	100	566,951	11,790	7,861
Lorrie F. Asker	484,000	100	484,000	10,064	6,712
(1) The number of PRSUs and RSUs granted were calculated as 60%, and 40% respectively, of the executive’s approved LTI award based on the closing price of the underlying common stock as quoted on NASDAQ Stock Market for the last market trading day prior to the March 15 grant date of $28.85, rounded down to the nearest whole share.
(2) At the time of the 2025 LTI grant, Mr. Della Camera was serving as Deputy CFO and his target LTI opportunity was 40% of base salary ($280,000). In recognition of his individual performance, management approved an above-target 2025 LTI Plan award for Mr. Della Camera with an approved award value of $170,000 upon which the number of PRSUs and RSUs shown in the table was determined.
(3) At the time of the 2025 LTI grant, Ms. Mutch was over the age of 65 and retirement eligible under the terms of the award agreements. Accordingly: (i) her 2025 RSUs vested in full immediately upon grant, and (ii) she became entitled to receive her 2025 PRSUs following the end of the originally scheduled three-year performance period, with vesting based on achievement of specified performance conditions as outlined in the award agreement, in each case subject to certain forfeiture events. Ms. Mutch’s employment ended on December 31, 2025. Settlement and delivery of shares with respect to her vested 2025 RSUs will not occur until June 30, 2026 (or the date of her death, if earlier), in accordance with the six-
month delay required under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), for specified employees.
For additional information regarding long-term incentives granted to our NEOs in 2025, see the information provided under the caption “Grants of Plan-Based Awards”. Grant date fair value calculations for the respective awards can be found within the footnotes provided under the Summary
Compensation Table included in this proxy statement.
2023 Long-Term Incentive Performance Results
PRSUs granted in 2023 under the 2023 LTI Plan were subject to a three-year performance period from
January 1, 2023 through December 31, 2025 and were based equally on relative Adjusted ROAE and
Total Shareholder Return performance against companies included in the KRX Index. Neither metric achieved threshold performance, and as a result, none of the 2023 PRSUs vested.

61	First Interstate BancSystem, Inc.
For purposes of the 2023 PRSUs, Adjusted ROAE was calculated as Adjusted Net Income divided by average common shareholders’ equity. Adjusted Net Income, for purposes of this calculation, generally means net income before income tax, minus non-recurring revenue items, plus non-recurring expense items, with non-recurring items being defined by S&P Global (or its successor), including, as applicable, net gains on disposition of premises and equipment, FDIC special assessments and CEO retirement costs. Adjusted ROAE was calculated as an average of the respective measures for each of the three calendar years of the performance period for the Company and all comparator banks, regardless of each entity’s fiscal year end.
Total Shareholder Return was calculated, for purposes of the 2023 PRSUs, using a closing price average of the 20 trading days immediately prior to the performance period and the last 20 trading days of the performance period.
Relative performance results for Total Shareholder Return and Adjusted ROAE were calculated separately, with total shares vested and additional shares issued, if any, based on the sum of the results for the two metrics weighted equally.
The performance results were as follows:

Performance Metric	Goal Weight	Threshold Performance	Target Performance	Maximum Performance	Performance Result	Vesting %
Adjusted ROAE	50%	35th Percentile	50th Percentile	90th Percentile	20th Percentile	0%
Total Shareholder Return	50%	35th Percentile	50th Percentile	90th Percentile	28th Percentile	0%
2023 LTI Performance Results						0%
The following chart shows the vesting results applied to the 2023 PRSUs for the NEOs who were impacted:

Officer	2023 PRSUs Granted at Target (#)	2023 PRSUs Vested (#)
David P. Della Camera	1,732	—
Kristina R. Robbins	4,729	—
Kirk D. Jensen	5,556	—
Lori A. Meyer	1,154	—
Marcy D. Mutch	10,393	—
Lorrie F. Asker	3,849	—
Other Compensation Practices, Policies and Guidelines
Equity Ownership Guidelines
To further align management's interests with the interests of shareholders, our Board approved an equity ownership guideline policy based upon the recommendation of the Compensation Committee.
The Board has delegated oversight of the policy to the Compensation Committee and has authorized the Compensation Committee to recommend policy modifications from time to time. Under the current policy, each executive officer is required to acquire and maintain ownership of our common stock, including restricted stock awards (“RSAs”) and RSUs subject to time-based vesting conditions, equal in value to a specified multiple of the executive officer’s then-current base salary.
The policy currently requires the following equity holdings for our NEOs and other executive officers:

Equity Ownership Guidelines
President and CEO	Five (5) times base salary
CFO and Chief Banking Officer	Three (3) times base salary
All other Executive Officers	Two (2) times base salary

62	First Interstate BancSystem, Inc.
Under the current policy, our executive officers are permitted to meet the ownership guidelines over time; however, until they have met the ownership requirements they may not sell or otherwise divest shares, with the exception of selling or forfeiting equity awards for the sole purpose of satisfying tax withholding obligations in connection with the vesting of any equity awards or upon approval on a case-by-case basis from the CEO (for non-CEO executives). If after satisfying the ownership requirements, an executive officer subsequently sells or divests shares and then it is determined that the executive officer is no longer in compliance with the ownership requirement, the Compensation
Committee in its discretion may require the executive officer to receive 50% of their STI award payout in the form of common stock or prohibit the executive officer from selling additional shares of common stock until they regain compliance.
Ownership levels are measured annually and reported to the Compensation Committee in the fourth quarter based on the average closing price of our common stock for the prior 12 months. As of
December 31, 2025, Mr. Jensen was the only continuing NEO meeting the guidelines as set forth in the policy. The other continuing NEOs continue to make progress toward satisfying their ownership requirements.
Clawback Provisions
Our clawback policy, which is administered by our Compensation Committee and Board, provides that the Compensation Committee will cause the Company, as and to the extent required by the rules of the Nasdaq Stock Market, to seek to recoup any erroneously awarded incentive-based compensation covered by the policy and received by our current and former executive officers (as set forth in the policy) during the three completed fiscal years immediately preceding the date that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws (and any applicable transition period). In addition, in the case of the willful commission of an act of fraud or dishonesty or gross recklessness in the performance of an executive officer’s duties, even if there has been no accounting restatement in connection to such actions, the Compensation Committee or the Board may direct the Company to take other disciplinary action against such officers, including adjustment of such officer’s future compensation and termination of any such officer’s employment, pursuit of other remedies available at law or equity, and pursuit of any other action in the discretion of the
Compensation Committee or the Board.
Securities Trading Policy
We maintain an insider trading policy governing the purchase, sale, and other dispositions of our securities that applies to all of our officers, directors, director emeriti, board observers, non-officer employees, and consultants, as well as any person who receives material, non-public information from such persons. Our insider trading policy prohibits our directors and Section 16 officers from trading in our securities during certain designated blackout periods, during any time in which they are aware of material non-public information, and from engaging in hedging transactions or short-sales and trading in puts and calls with respect to our securities. The policy also cautions against holding our securities in a margin account or pledging our securities as collateral for a loan.
The policy also prohibits directors and executive officers, after February 28, 2023, from: (a) initiation of new margin loans, (b) pledging of our securities as collateral for a loan, or (c) increasing the number of our securities subject to any previously-outstanding margin loan or pledge. In furtherance of this policy, directors and executive officers who pledged our securities or entered into a margin loan prior to the later of February 28, 2023 or the date such person became subject to the insider trading policy
(as applicable, the “Trigger Date”), must, prior to the third anniversary of the Trigger Date, reduce the aggregate number of our securities used as collateral to a number of our securities not exceeding, on an as-converted basis, fifteen percent (15%) of the total number of unencumbered shares of our common stock then beneficially owned by such person.
We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A current copy of our insider trading policy is filed as Exhibit 19.1 to the 2025 Form 10-K.

63	First Interstate BancSystem, Inc.
Policies and Practices for Granting Certain Equity Awards
Equity awards are generally granted to our NEOs on March 15th of the applicable fiscal year. In certain circumstances, including the hiring or promotion of an officer, the Compensation Committee may approve grants to be effective at other times.
The Company does not currently grant awards of stock options, stock appreciation rights, or similar option-like awards as part of its compensation program. The Company does not time the disclosure of material non-public information, or the granting of equity awards, for the purpose of impacting the value of executive compensation.
Other Benefits
We provide a competitive benefits package to all full-time employees, including the NEOs, that includes health and welfare benefits such as medical, dental, vision care, disability insurance, life insurance benefits, and a 401(k) savings plan.
We provide a non-qualified deferred compensation plan under which eligible participants, including our
NEOs, may defer a portion of their base salary, short-term incentive bonuses and other remuneration earned, subject to minimum and maximum limitations set forth under the plan.
We have obtained life insurance policies covering selected officers of our banking subsidiary, First
Interstate Bank, including some of our NEOs. Under these policies, we receive benefits payable upon death of the insured. An endorsement split dollar agreement or survivor income benefit agreement has been executed with each of the insureds whereby a portion of the death benefit or a lump-sum survivor benefit is payable to the insured’s designated beneficiary if the participant is employed by us at the time of death.
NEOs are also eligible to participate in the First Interstate BancSystem Foundation’s Matching Gift
program. Under the Matching Gift program, the Foundation will match eligible charitable donations, dollar for dollar, up to $10,000 per calendar year. The Foundation is a charitable organization established by First Interstate BancSystem, Inc., and is a separate legal entity from First Interstate
BancSystem, Inc., with distinct legal restrictions. Only eligible 501(c)(3) tax-exempt organizations may receive a matching donation from the Foundation.
Severance and Change-in-Control Benefits
We provide severance pay and other benefits to executive officers, including the NEOs, who have their employment terminated, including through involuntary termination by us without cause and, in some cases, voluntary termination of the executive for good reason. These arrangements provide security of transition income and benefit replacements that allow such executives to focus on our prospective business priorities that create value for shareholders. We believe the level of severance and benefits provided by these arrangements is consistent with the practices of our peers and are necessary to attract and retain key employees. Potential payments and benefits available under these arrangements are discussed further in this proxy statement under the caption “Potential Payments upon Certain
Termination Events”.
Tax Considerations
The Compensation Committee annually reviews and considers the deductibility of the compensation paid to our executive officers, which includes each of the NEOs. Under the Tax Cuts and Jobs Act of
2017, the exemption for qualifying performance-based compensation was repealed for taxable years beginning after December 31, 2017. As a result, compensation paid to our executive officers (on or after January 1, 2018) in excess of $1 million is generally not deductible unless it qualifies for certain transition relief. While the Company will monitor guidance and developments in this area, the
Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains, and rewards the executive talent necessary for our success. Consequently, the
Compensation Committee may pay or provide compensation that is not tax deductible or is otherwise limited as to tax deductibility.

64	First Interstate BancSystem, Inc.
Risk Assessment of Compensation Programs
The Compensation Committee designs our compensation programs to encourage appropriate risk management while discouraging behavior that may result in excessive risk. In this regard, the following elements have been incorporated in our compensation programs for executive officers:

☑	Use of multiple metrics in short and long-term incentive plans for executive officers;
☑	Application of caps on incentives;
☑	Providing time-based RSUs that vest ratably over three years and PRSUs that cliff vest after a three-year performance period;
☑	Emphasizing long-term and performance-based compensation;
☑	Instituting formal clawback policies applicable to both cash and equity performance-based compensation; and
☑	Aligning interests of our executive officers with the long-term interests of our shareholders through equity ownership guidelines.
The Compensation Committee annually reviews with management an assessment of whether risks arising from the Company’s compensation policies and practices applicable to all employees are reasonably likely to have a material adverse effect on the Company, as well as the means by which any potential risks may be mitigated, such as through governance and oversight policies. Based on the 2025 assessment, the Compensation Committee concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.
Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee has reviewed and discussed the foregoing
“Compensation Discussion and Analysis” with management and, based on such review and discussions, the Compensation and Human Capital Committee recommended to the Board that the “Compensation
Discussion and Analysis” be included in this proxy statement and be incorporated by reference into the
Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Submitted by the Compensation and Human Capital Committee of the Board of Directors:

Stephen M. Lacy, Chair	Patricia L. Moss	Joyce A. Phillips	Daniel A. Rykhus	Jeremy P. Scott
The foregoing Report of the Compensation and Human Capital Committee shall not be deemed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, to be (i)
“soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

65	First Interstate BancSystem, Inc.
Compensation of Named Executive Officers
2025 Summary Compensation Table
The table below summarizes the total compensation paid or earned by each of the NEOs for 2025,
2024, and 2023, as required by applicable rules of the SEC.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards (1)(2)(3) ($)	Non-Equity Incentive Plan Compensation (4)($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings (5)($)	All Other Compensation (6)($)	Total ($)
James A. Reuter	2025	1,000,000	—	2,534,832	1,044,000	—	36,177	4,615,009
President & Chief	2024	138,462	—	2,117,821	200,000	—	84,523	2,540,806
Executive Officer	—	—	—	—	—	—	—	—
David P. Della Camera(7)	2025	403,539	—	172,352	304,500	—	22,066	902,457
Chief Financial Officer,	—	—	—	—	—	—	—	—
EVP	—	—	—	—	—	—	—	—
Kristina R. Robbins	2025	448,462	—	326,481	280,140	—	33,381	1,088,464
Chief Operations Officer,	2024	366,077	—	310,841	280,000	—	36,333	993,251
EVP	2023	347,000	—	207,518	42,120	—	34,395	631,033
Kirk D. Jensen	2025	445,712	—	321,946	276,269	—	49,837	1,093,764
General Counsel, EVP	2024	412,402	—	365,229	288,682	—	44,415	1,110,728
	2023	407,703	—	251,430	49,488	—	33,292	741,912
Lori A. Meyer	2025	324,231	—	234,190	200,970	—	23,862	783,253
Chief Information Officer,	2024	—	—	—	—	—	—	—
EVP	2023	—	—	—	—	—	—	—
Marcy D. Mutch(8)	2025	234,672	—	574,831	337,052	—	397,719	1,544,274
Former Chief Financial Officer,	2024	539,954	—	637,610	431,963	—	47,985	1,657,512
EVP	2023	533,801	—	482,881	75,594	—	37,480	1,129,756
Lorrie F. Asker(9)	2025	438,308	—	490,730	336,864	—	82,469	1,348,371
Former Co-Chief Banking Officer,	2024	440,000	—	519,579	352,000	—	40,979	1,352,558
EVP	2023	377,885	—	268,317	61,600	—	22,690	730,492
(1) The amounts in the “Stock Awards” column reflect the aggregate grant date fair value of equity awards granted determined in accordance with FASB ASC Topic 718. The grant date fair value of the time-based RSUs and time-based RSAs utilized the closing price of a share of our common stock on the trading day immediately prior to the grant date in each year as follows:
for 2025, $28.85 for RSUs granted under the 2025 LTI Plan; for 2024, $25.02 for RSUs granted under the 2024 LTI Plan and
$30.80 for Mr. Reuter’s RSUs granted upon his start date as President and CEO; and for 2023, $24.04 for RSUs granted under the 2023 LTI Plan, $31.17 for a one-time special grant of RSAs, and $36.45 for Ms. Asker’s RSA award upon appointment as the Chief Banking Officer.
(2) The value for the performance-based awards included in the stock awards aggregate total assume target level performance.
As the performance-based awards are based on separate measurements of the Company’s financial performance, the portion of the PRSU awards attributed to Core ROATCE for 2025 PRSUs, Core ROAE for 2024 PRSUs, and Adjusted ROAE for
2023 PRSUs have a grant date fair value of $28.85, $25.02, and $24.04 per share, respectively. For the PRSU awards with performance vesting related to Total Shareholder Return in 2025, 2024, and 2023, the grant date fair values were determined using a Monte Carlo valuation method. The key assumptions used in the valuation were: (a) volatility; (b)
correlations; and (c) the risk-free rate of return. Based on these assumptions, the awards were valued at $30.19, $23.69, and $14.24 per share, respectively. For Mr. Reuter’s PRSU award granted on his start date of November 1, 2024, the Monte
Carlo value was $36.85 per share. Grant date fair values assuming maximum performance levels are achieved for the 2025
PRSU awards would be $3,069,607 for Mr. Reuter, $208,647 for Mr. Della Camera, $395,332 for Ms. Robbins, $389,782 for
Mr. Jensen, $283,510 for Ms. Meyer, $696,082 for Ms. Mutch, and $594,178 for Ms. Asker.

66	First Interstate BancSystem, Inc.
(3) The stock awards for each NEO consists of the following for the applicable periods during which they qualified as a NEO for the Company:

Name	Year	Time-Based Restricted Equity Awards (#)	Performance-Based Restricted Equity Awards (#)(a)
James A. Reuter	2025	34,663	51,992
	2024	25,974	38,960
	2023	—	—
David P. Della Camera	2025	2,358	3,534
	2024	—	—
	2023	—	—
Kristina R. Robbins	2025	4,465	6,696
	2024	5,051	7,574
	2023	4,475	4,729
Kirk D. Jensen	2025	4,404	6,602
	2024	5,934	8,900
	2023	5,502	5,556
Lori A. Meyer	2025	3,204	4,802
	2024	—	—
	2023	—	—
Marcy D. Mutch	2025	7,861	11,790
	2024	10,359	15,538
	2023	10,695	10,393
Lorrie F. Asker	2025	6,712	10,064
	2024	8,443	12,660
	2023	6,367	3,849
(a) The number of performance-based awards assumes target level performance.
(4) The values shown for 2025 are the final payouts under the 2025 STI Plan. For more information regarding our 2025 STI Plan, see “Short-Term Incentives” in CD&A.
(5) The Company does not provide above-market or preferential earnings on deferred compensation. See the information provided under “2025 Non-Qualified Deferred Compensation Table” included in this proxy statement for information about deferred compensation.

67	First Interstate BancSystem, Inc.
(6) The amount of “All Other Compensation” consists of the following for each NEO:

Name	401K Match ($)	Personal Use of Company Vehicle/ Aircraft ($)	Dividends On Equity Awards(a) ($)	Social Club Dues ($)	Relocation Expenses ($)	Matching Charitable Contributions(b) ($)	Other (c)(d) ($)	Total ($)
James A. Reuter	20,769	12,018	—	—	—	3,390	—	36,177
David P. Della Camera	13,499	—	7,506	—	—	1,000	61	22,066
Kristina R. Robbins	15,231	—	8,308	9,842	—	—	—	33,381
Kirk D. Jensen	21,000	—	8,995	9,842	—	10,000	—	49,837
Lori A. Meyer	19,454	—	3,908	—	—	500	—	23,862
Marcy D. Mutch	21,000	—	16,585	3,180	—	10,000	346,954	397,719
Lorrie F. Asker	21,000	—	10,522	11,766	—	1,950	37,231	82,469
(a) These amounts reflect cash dividend equivalent payments made to each NEO in 2025 on time-based RSUs and RSAs.
(b) The amounts shown in this column reflect matching contributions made under First Interstate BancSystem
Foundation’s Matching Gift Program.
(c) The amount reflects company matching contributions on base salary deferrals to Mr. Della Camera made under the
First Interstate BancSystem Deferred Compensation Plan.
(d) For Ms. Mutch and Ms. Asker, the amounts reflect compensation received in 2025 while employed as Executive
Advisor. For Ms. Mutch the amount also includes $19,867 in attorneys’ fees reimbursed by the Company in connection with the review and finalization of the Mutch Transition Agreement.
(7) Mr. Della Camera, who previously served as our Deputy CFO, was appointed as EVP and CFO, effective June 1, 2025. See
“NEO Agreements— Other Continuing NEOs” for additional information regarding Mr. Della Camera’s employment information.
(8) Ms. Mutch retired as EVP and CFO, effective May 31, 2025. From June 1, 2025 to December 31, 2025, Ms. Mutch remained employed by the Company as an Executive Advisor pursuant to the terms of the Mutch Transition Agreement. See “NEO
Agreements— Transition Agreement with Marcy D. Mutch” herein for additional information regarding the Mutch Transition
Agreement and related compensation payable to Ms. Mutch.
(9) Effective November 14, 2025, Ms. Asker transitioned from Co-Chief Banking Officer to Executive Advisor pursuant to the terms of the Asker Transition Agreement. See “NEO Agreements— Transition Agreement with Lorrie F. Asker” herein for additional information regarding the Asker Transition Agreement and related compensation payable to Ms. Asker.
Equity Compensation Plans
The Company has equity awards outstanding under its 2023 Equity and Incentive Plan (as amended, the
“2023 Plan”), which was approved by our shareholders in May 2023 and was adopted to replace our
2015 Equity Incentive Plan, as amended (the “2015 Plan”) for new equity awards. As of May 24, 2023, no additional awards can be issued under the 2015 Plan. In May 2024, our shareholders approved an amendment to the 2023 Plan to increase the number of shares of common stock authorized for issuance under the 2023 Plan by an additional 2,000,000 shares, to a total of 4,000,000 shares. The
2023 Plan was established to advance the interests of our shareholders by enabling us to attract and retain the types of individuals who will contribute to our long-range success, provide incentives that align the interest of such individuals with those of our shareholders and promote the success of our business. The 2023 Plan was also designed to provide us with flexibility to select from various equity-
based and performance compensation methods, and to be able to address changing accounting and tax rules and corporate governance practices by optimally utilizing performance-based compensation.

68	First Interstate BancSystem, Inc.
The 2023 Plan as currently in effect contains the following important features:

☑	The maximum number of shares of our common stock reserved for issuance under the 2023 Plan is 4,000,000 shares.
☑	The 2023 Plan prohibits the repricing of awards without shareholder approval.
☑	The 2023 Plan prohibits the liberal recycling of shares.
☑	Awards under the 2023 Plan are subject to broad discretion by the Compensation and Human Capital Committee administering the plan.
☑
The determination of fair market value of all awards under the 2023 Plan is based on the closing price of the underlying common stock as quoted on NASDAQ Stock Market for the last market trading day prior to the date of the award.

The following terms generally apply to equity awards granted to our NEOs for each of the last three years as part of our 2023, 2024, and 2025 LTI Plans, excluding any sign-on or ad-hoc awards:
•40% - Time-based RSUs were issued in May 2023, March 2024, and March 2025 under the
2023 Plan as part of our 2023, 2024, and 2025 LTI Plans, respectively, which have a three-
year graded vesting period with 1/3 of the award vesting each year.
•60% - PRSUs were issued in May 2023, March 2024, and March 2025 under the 2023 Plan as part of our 2023, 2024, and 2025 LTI Plans, respectively. These awards have a cliff vesting as of March 15 following a three-year performance period with vesting based on achievement of specified performance conditions as outlined in their respective award agreements.

69	First Interstate BancSystem, Inc.
Grants of Plan-Based Awards

										All Other Awards
				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Stock Awards: Number of Shares or Units(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
Name	Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
James A. Reuter	STI			600,000	1,200,000	2,400,000	—	—	—
	2025 LTI	3/15/2025	2/26/2025	—	—	—	—	—	—	34,663	1,000,028
	2025 LTI	3/15/2025	2/26/2025		—	—	25,996	51,992	103,984	—	1,534,804
David P. Della Camera	STI			175,000	350,000	700,000	—	—	—	—	—
	2025 LTI	3/15/2025	1/22/2025	—	—	—	—	—	—	2,358	68,028
	2025 LTI	3/15/2025	1/22/2025	—	—	—	1,767	3,534	7,068	—	104,324
Kristina R. Robbins	STI			161,000	322,000	644,000	—	—	—	—	—
	2025 LTI	3/15/2025	1/22/2025	—	—	—	—	—	—	4,465	128,815
	2025 LTI	3/15/2025	1/22/2025	—	—	—	3,348	6,696	13,392	—	197,666
Kirk D. Jensen	STI			158,775	317,550	635,100	—	—	—	—	—
	2025 LTI	3/15/2025	1/22/2025	—	—	—	—	—	—	4,404	127,055
	2025 LTI	3/15/2025	1/22/2025	—	—	—	3,301	6,602	13,204	—	194,891
Lori A. Meyer	STI			115,500	231,000	462,000	—	—	—	—	—
	2025 LTI	3/15/2025	1/22/2025	—	—	—	—	—	—	3,204	92,435
	2025 LTI	3/15/2025	1/22/2025	—	—	—	2,401	4,802	9,604	—	141,755
Marcy D. Mutch(5)	STI			193,708	387,417	774,833	—	—	—	—	—
	2025 LTI	3/15/2025	1/22/2025	—	—	—	—	—	—	7,861	226,790
	2025 LTI	3/15/2025	1/22/2025	—	—	—	5,895	11,790	23,580	—	348,041
Lorrie F. Asker	STI			193,600	387,200	774,400	—	—	—	—	—
	2025 LTI	3/15/2025	1/22/2025	—	—	—	—	—	—	6,712	193,641
	2025 LTI	3/15/2025	1/22/2025	—	—	—	5,032	10,064	20,128	—	297,089
(1) This represents the range of possible payouts for the 2025 STI Plan under our annual STI Plan as discussed under the heading
“2025 STI Plan” in CD&A.
(2) This represents the range of possible payouts for the PRSU awards granted under our 2025 LTI Plan. Vesting of any earned
PRSUs generally occurs, depending on achievement in the three-year performance period ending on December 31, 2027, on
March 15, 2028. Additional details of our PRSU awards are discussed under the heading “2025 Long-Term Incentives
Granted” in CD&A.
(3) This represents the time-based RSU awards granted under our 2025 LTI Plan, which have a three-year graded vesting period with 1/3 of the award vesting each year. Additional details of these RSUs are described under the heading “2025 Long-Term
Incentives Granted” in CD&A.
(4) The grant date fair value listed in the chart above is reflective of FASB ASC Topic 718. See footnotes 1 and 2 of the
Summary Compensation Table for further details.
(5) At the time of the 2025 LTI grant, Ms. Mutch was over the age of 65 and retirement eligible under the terms of the award agreements. Accordingly: (i) her 2025 RSUs vested in full immediately upon grant, and (ii) she became entitled to receive her 2025 PRSUs following the end of the originally scheduled three-year performance period, with vesting based on achievement of specified performance conditions as outlined in the award agreement, in each case subject to certain forfeiture events.

70	First Interstate BancSystem, Inc.
Outstanding Equity Awards as of December 31, 2025

		Stock Awards
		Time-based		Performance-based
Name	Award	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity incentive Plan awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(2)	Equity incentive plan awards: Market Value of Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(3)
James A. Reuter	2025 LTI(4)	34,663	1,199,340	103,984	3,597,846
	2024 Sign-On Grant(5)	25,974	898,700	38,960	1,348,016
David P. Della Camera	2025 LTI(4)	2,358	81,587	7,068	244,553
	2024 LTI(6)	6,556	226,838	2,158	74,667
	2024 RSU Ad-Hoc(7)	9,221	319,047	—	—
	2023 LTI(8)	385	13,321	866	29,964
Kristina R. Robbins	2025 LTI(4)	4,465	154,489	13,392	463,363
	2024 LTI(6)	3,368	116,533	7,574	262,060
	2023 LTI(8)	1,051	36,365	2,365	81,829
Kirk D. Jensen	2025 LTI(4)	4,404	152,378	13,204	456,858
	2024 LTI(6)	3,956	136,878	8,900	307,940
	2023 LTI(8)	1,235	42,731	2,778	96,119
Lori A. Meyer	2025 LTI(4)	3,204	110,858	9,604	332,298
	2024 LTI(6)	2,878	99,579	6,474	224,000
	2023 LTI(8)	257	8,892	577	19,964
Marcy D. Mutch	2025 LTI(4)	—	—	23,580	815,868
	2024 LTI(6)	—	—	15,538	537,615
	2023 LTI(8)	—	—	—	—
Lorrie F. Asker	2025 LTI(4)	6,712	232,235	20,128	696,429
	2024 LTI(6)	5,629	194,763	12,660	438,036
	2023 LTI(8)	856	29,618	1,925	66,605
	2023 RSA Ad-Hoc(9)	915	31,659	—	—
(1) Represents unvested time-based RSAs/RSUs, which vest contingent on continued employment. In 2024, Ms. Mutch attained the age of 65 and became retirement eligible under the terms of the respective award agreements and, as a result, her
2023 and 2024 RSUs vested in full in 2024. In addition, her 2025 RSUs vested in full immediately upon grant, as further described below (see “Stock Awards Vested During 2025”). Ms. Mutch’s employment ended on December 31, 2025.
Settlement and delivery of shares with respect to her vested RSUs will not occur until June 30, 2026 (or the date of her death, if earlier), in accordance with the six-month delay required under Section 409A of the Code for specified employees.
(2) Represents the number of PRSUs outstanding as of December 31, 2025, reported in accordance with applicable SEC rules.
For PRSUs granted in 2023, reflects payouts at threshold level. For Mr. Reuter’s Sign-On Grant and the PRSUs granted in
2024, reflects payout at target level. For PRSUs granted in 2025, reflects payout at maximum level. The actual number of shares to vest will be based upon achievement of specified performance conditions and continued employment. For Ms.
Mutch, upon becoming retirement eligible under the terms of the respective performance-based award agreements: (i) she became entitled to receive her 2024 and 2025 PRSUs following the end of the originally scheduled three-year performance period, with vesting based on achievement of specified performance conditions as outlined in the respective award agreements, subject to certain forfeiture events prior to delivery, and (ii) her 2023 PRSUs became eligible to vest following the end of the three-year performance period ended on December 31, 2025, although none actually vested on December
31, 2025 because threshold performance was not attained.
(3) Market value is based on closing price of the common stock as of December 31, 2025 of $34.60 per share.
(4) Represents the outstanding LTI award granted on March 15, 2025. The PRSUs are subject to a three-year performance period ending December 31, 2027 with a vest date of March 15, 2028. The RSUs are scheduled to vest equally over three years on March 15, 2026, 2027, and 2028.

71	First Interstate BancSystem, Inc.
(5) Represents the award granted to Mr. Reuter in November 2024 on his start date as President and CEO. The RSUs are generally scheduled to vest on November 1, 2029. The PRSUs are subject to a five-year performance period ending
December 31, 2029 with a vest date of March 15, 2030. Further details are provided below under the heading “NEO
Agreements— James A. Reuter”.
(6) Represents the outstanding LTI award granted on March 15, 2024. The PRSUs are subject to a three-year performance period ending December 31, 2026 with a vest date of March 15, 2027. The RSUs are scheduled to vest in equal parts on
March 15, 2026 and 2027.
(7) Represents the outstanding RSUs of the award granted to Mr. Della Camera on May 25, 2024 upon being appointed as Deputy
CFO. The RSUs will vest on May 25, 2027.
(8) Represents the outstanding LTI award granted on May 24, 2023. The RSUs vested March 15, 2026. The PRSUs are subject to a three-year performance period ending December 31, 2025 with a vest date of March 15, 2026. As described in CD&A under the heading "2023 Long-Term Incentive Performance Results", the 2023 PRSUs did not achieve threshold performance, and as a result, none of the PRSUs vested on March 15, 2026.
(9) Represents the outstanding RSAs of the award granted to Ms. Asker on February 9, 2023 upon being appointed as the interim Chief Banking Officer. These RSAs vested on February 9, 2026.
Stock Awards Vested During 2025

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
James A. Reuter	—	—
David P. Della Camera	3,832	111,664
Kristina R. Robbins	5,445	156,609
Kirk D. Jensen	5,794	168,837
Lori A. Meyer	2,463	71,772
Marcy D. Mutch(3)	13,165	381,348
Lorrie F. Asker	6,069	179,648
(1) The number of shares acquired on vesting is prior to any share withholding to cover tax liability.
(2) The amount in the Value Realized on Vesting column reflects the closing price of our common stock as reported on the
NASDAQ Stock Market on the day of vesting multiplied by the number of shares vesting.
(3) For Ms. Mutch, the amounts include 2022 RSA and 2023 special RSA time-based awards that vested March 15, 2025. The amounts also include 7,861 RSUs valued at $226,790 that vested in full immediately upon grant on March 15, 2025 to Ms.
Mutch because she was over the age of 65 and retirement eligible under the terms of the award agreements. Although these
RSUs vested in 2025, the underlying shares will not be distributed until six months following Ms. Mutch’s December 31, 2025 separation from service (or date of her death, if earlier), pursuant to Section 409A of the Code and the terms of the applicable award agreement, and remain subject to certain forfeiture events prior to delivery. In accordance with applicable SEC rules, these vested RSUs are also reported in the Non-Qualified Deferred Compensation Table below because the underlying shares of common stock have not yet been distributed as of December 31, 2025.
Non-Qualified Deferred Compensation
The Company has a non-qualified deferred compensation plan (the “Deferred Compensation Plan”)
established for the benefit of a select group of management and highly compensated employees, including NEOs and active members of the Board. Under the terms of our Deferred Compensation Plan, eligible employees, as determined by our Board or Compensation Committee, may defer a portion of base salary, short-term incentive bonuses and other remuneration earned, subject to minimum and maximum limitations set forth under the plan.
Deferral elections generally are made by eligible employees during the last quarter of each year for compensation to be earned in the following year. Employees can make an election to receive their benefit upon separation of employment in a lump sum, or in monthly or annual installments over 2 to
15 years; or an election to receive their benefit upon a chosen date that is 1 or more years following the year of deferral, in the form of a lump sum or in annual installments over 2 to 5 years. Eligible employees are permitted to change the time and/or form of a scheduled distribution in accordance with procedures established by the plan administrator, provided that such election to change the time or form of a payment must be made at least 12 months prior to the date on which the payment is scheduled to be made, the payment must be deferred for at least five years from the date the payment would have otherwise been made and the election cannot take effect until at least 12 months after the date on which it is made. Distribution elections and subsequent distribution elections are

72	First Interstate BancSystem, Inc.
required to be made in accordance with Section 409A of the Code. We make discretionary matching contributions to the Deferred Compensation Plan with respect to each employee participant who has elected to defer base salary compensation. Other Company contributions on behalf of a participant may be made to a participant at the discretion of our Board.
The deferral account of each participant is credited with investment earnings or losses based upon the performance of the underlying hypothetical investments suggested by the participant from among alternatives selected by the plan administrator.
The following table shows the contributions, earnings, and aggregate balance of total deferrals for each of our NEOs as of December 31, 2025.

Name	Plan	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)(4)	Aggregate Balance at Last Fiscal Year End ($)
(a)		(b)	(c)	(d)	(e)	(f)
James A. Reuter	—	—	—	—	—	—
David P. Della Camera	DCP	39,036	61	5,650	—	86,117
Kristina R. Robbins	—	—	—	—	—	—
Kirk D. Jensen	DCP	—	—	54	—	1,342
Lori A. Meyer	DCP	—	—	47	—	392
Marcy D. Mutch	DCP	—	—	94,418	—	733,154
	2023 Plan - RSUs(5)	226,790	—	76,759	182,025	635,526
Lorrie F. Asker	DCP	—	—	9,366	—	64,769
(1) The amounts in column (b) represent: (i) with respect to the Deferred Compensation Plan, or DCP, salary and/or short-term incentives that were deferred into the DCP in 2025, which amounts are also included in the applicable column of the 2025
Summary Compensation Table above; and (ii) with respect to the 2023 Plan, the grant date fair value of Ms. Mutch’s 2025
RSU award, which vested in full immediately upon grant because Ms. Mutch was retirement eligible under the terms of the award agreement. This amount is also included in the “Stock Awards” column of the 2025 Summary Compensation Table above. See footnote 1 to the 2025 Summary Compensation Table for additional details.
(2) The amounts in column (c) represent the Company’s contributions made to the NEOs’ accounts under the Deferred
Compensation Plan in 2025, which, in the case of Mr. Della Camera, represents a Company matching contribution that is also included in the “All Other Compensation” column of the 2025 Summary Compensation Table above.
(3) With respect to the DCP, the amounts in this column reflect earnings tied to changes in the value of publicly traded investment funds. With respect to the 2023 Plan, the amounts in this column represent (i) for the 2023 and 2024 RSUs that have not been distributed as of December 31, 2025, the change in the closing price of the Company’s common stock during
2025; (ii) for the 2023 and 2024 RSUs distributed on March 17, 2025, the change in the closing price of the Company’s common stock from December 31, 2024 to the distribution date; (iii) for the 2025 RSUs, the change in the closing price of the Company’s common stock from the grant date to December 31, 2025; and (iv) the amount of dividend equivalents credited in 2025 with respect to the 2023, 2024 and 2025 RSUs (which are paid to the recipient at the time the underlying shares are distributed). None of the amounts reported in this column are reported in the 2025 Summary Compensation
Table because the Company does not pay guaranteed, above-market or preferential earnings on deferred compensation.
(4) The amounts in column (e) represent the distributions made on March 17, 2025 to Ms. Mutch with respect to 2,310 RSUs
(initially granted as part of the 2023 LTI Plan) and 3,453 RSUs (initially granted as part of the 2024 LTI Plan), each of which vested in 2024 upon Ms. Mutch reaching age 65 and becoming retirement eligible.
(5) The 2023, 2024 and 2025 RSUs are reflected in this table under applicable SEC rules because, and to the extent that, the underlying shares of common stock have not yet been distributed as of December 31, 2025. The shares underlying Ms.
Mutch’s deferred RSUs will not be distributed to Ms. Mutch until six months following her December 31, 2025 separation from service (or the date of her death, if earlier), pursuant to Section 409A of the Code and the terms of the applicable award agreements.

73	First Interstate BancSystem, Inc.
Other Compensation
We provide our NEOs with other compensation that the Compensation Committee believes is reasonable and consistent with the overall compensation program to better enable us to attract and retain talented employees for key positions. The Compensation Committee annually reviews the levels of other compensation provided to NEOs.
The NEOs participate in our health and group life and disability insurance plans. Additional benefits offered to the NEOs may include some or all of the following:
•Individual life insurance, as described below under “Survivor Income Benefits;”
•Payment of social club dues;
•Dividends on unvested time-based RSUs;
•Charitable gift matching under First Interstate BancSystem Foundation’s Matching Gift Program,
up to $10,000, as further described in CD&A;
•Use of a Company automobile and airplane; and
•Relocation benefits.
Survivor Income Benefits
We obtained life insurance policies on selected officers of the Bank. Under these policies, we receive all benefits payable upon death of the insured. A survivor income agreement was executed with Ms.
Robbins and Mr. Jensen whereby a survivor benefit of $150,000 is payable to designated beneficiaries if the participant is employed by us at the time of death.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we
are providing the following information about the relationship of the annual total compensation of our
CEO and the median annual total compensation of all other employees for 2025.

Median Employee (other than CEO) Total Annual Compensation	CEO Total Annual Compensation	Ratio of CEO to Median Employee (other than CEO) Total Annual Compensation
$59,825	$4,615,009	77 to 1
Methodology
As of December 31, 2025, our employee population consisted of approximately 3,375 full-time and part-time employees other than our CEO. To identify the median employee from our employee population, we compared total gross amount of salary, wages, and other non-equity compensation such as holiday, paid time off, and overtime as reflected in our payroll records for 2025. Compensation was annualized for employees who were newly hired during the year. Once the median employee was identified, we calculated their total compensation with the same methodology as reported in the
Summary Compensation Table for our CEO.
The pay ratio reported above is a reasonable estimate calculated in accordance with Item 402(u) of
Regulation S-K. The methodologies used to identify the median employee and determine the compensation values may differ from those used by other companies. As a result, our disclosed pay ratio may not be comparable to the ratios reported by other companies.
Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and
Consumer Protection Act of 2010, we provide the following disclosure regarding executive
“compensation actually paid” (“CAP”, as calculated in accordance with applicable SEC rules), and certain Company performance measures for the fiscal years listed below. For information regarding the
Company’s pay-for-performance philosophy and how the Company aligns executive pay with performance, refer to our CD&A.

74	First Interstate BancSystem, Inc.
Pay Versus Performance Table
The following table provides the information required for our NEOs for each of the fiscal years ended
December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022, and December 31,
2021, along with the financial information required to be disclosed for each fiscal year:

Year	Kevin P. Riley		James A. Reuter		Average Summary Comp- ensation Table Total for non- PEO NEOs ($)(2)	Average Summary Comp- ensation Actually Paid to non-PEO NEOs ($)(2)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income (in $M) ($)	Core ROATCE (%)(4)
	Summary Comp- ensation Table Total for PEO ($)(1)	Comp- ensation Actually Paid to PEO ($)(1)(3)	Summary Comp- ensation Table Total for PEO ($)(1)	Comp- ensation Actually Paid to PEO ($)(1)(3)			Company Total Shareholder Return ($)	KBW Regional Banking Index Total Shareholder Return ($)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	—	—	4,615,009	4,684,633	1,126,764	1,155,714	112.10	152.72	302.1	12.16
2024	4,870,569	4,324,053	2,540,806	2,689,115	1,278,512	1,234,476	98.91	143.40	226.0	11.54
2023	3,384,896	1,951,042	—	—	835,999	550,266	87.57	126.67	257.5	15.23
2022	4,617,084	4,215,324	—	—	1,482,037	1,343,374	102.77	127.18	202.2	16.22
2021	3,201,243	2,342,207	—	—	928,135	733,189	103.59	136.65	192.1	16.35
(1) James A. Reuter served as our President and CEO for all of 2025. For the year ended December 31, 2024, Kevin P. Riley served as our PEO until November 1, 2024 when James A. Reuter became our President and CEO. Kevin P. Riley was the PEO for each of the years ended December 31, 2023, 2022, and 2021.
(2) For the year ended December 31, 2025, the non-PEO NEOs were David P. Della Camera, Kristina R. Robbins, Kirk D. Jensen,
Lori A. Meyer, Marcy D. Mutch, and Lorrie F. Asker. For the year ended December 31, 2024, the non-PEO NEOs were Marcy
D. Mutch, Lorrie F. Asker, Kirk D. Jensen, and Kristina R. Robbins. For the year ended December 31, 2023, the non-PEO
NEOs were Marcy D. Mutch, Kirk D. Jensen, Lorrie F. Asker, Kristina R. Robbins, Ashley Hayslip, and Scott E. Erkonen. For
the year ended December 31, 2022, the non-PEO NEOs were Marcy D. Mutch, Jodi Delahunt Hubbell, Kirk D. Jensen, Karlyn
M. Knieriem, Scott E. Erkonen, and Russell A. Lee. For the year ended December 31, 2021, the non-PEO NEOs were Marcy D.
Mutch, Jodi Delahunt Hubbell, Russell A. Lee, and Kirk D. Jensen.
(3) Adjustments to total compensation in the Summary Compensation Table (“SCT”), reported in columns (b) and (d), to calculate CAP, reported in columns (c) and (e) for 2025, include:

	PEO: James A. Reuter	Average Other NEOs
	2025 ($)	2025 ($)
Summary Compensation Total	4,615,009	1,126,764
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(2,534,832)	(353,422)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	2,986,326	416,376
+ Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	(381,870)	(16,109)
+ Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—
+ Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	—	(17,895)
- Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—
+ Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	—	—
Compensation Actually Paid	4,684,633	1,155,714
a.The methodologies used for determining the fair values shown in the table are materially consistent with those used to determine the fair values disclosed as of the grant date for each award.
(4) For 2025, our Company Selected Measure is Core ROATCE, consistent with our LTI Plan. In prior years, we used
Compensation Adjusted ROAE. For more details, see “2025 Long-Term Incentive Plan Design” and “2025 Long-Term
Incentive Plan” in CD&A.

75	First Interstate BancSystem, Inc.
Tabular List of Financial Performance Measures
In the Company’s assessment, the most important financial performance measures used to link compensation actually paid to our NEOs, for the most recently completed fiscal year, to the Company’s performance were:

•Total Shareholder Return
•Core Return on Average Tangible Common Equity
•Adjusted PPNR per Share
•Adjusted Efficiency Ratio
•Non-Performing Assets/Total Assets
Pay Versus Performance: Graphical Description
The illustrations below provide graphical descriptions of the relationships between the following:

•CAP and the Company’s & Peer Group’s cumulative TSR;
•CAP and the Company’s Net Income; and
•CAP and the Company’s Core ROATCE

76	First Interstate BancSystem, Inc.

Cap vs. FIBK & Peer Group Cumulative TSR
Compensation Actually Paid ($M)
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$160
$150
$140
$130
$120
$110
$100
$90
$80
Value of $100 Investment
2021
2022
2023
2024
2025
PEO Compensation Actually Paid ($M) (Kevin P. Riley)
PEO Compensation Actually Paid ($M) (James. A. Reuter)
Avg. non-PEO NEO Compensation Actually Paid ($M)
FIBK TSR
Peer Group TSR

Cap vs FIBK Net Income
Compensation Actually Paid ($M)
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$—
$320
$300
$280
$260
$240
$220
$200
$180
Net Income ($M)
2021
2022
2023
2024
2025
PEO Compensation Actually Paid ($M) (Kevin P. Riley)
PEO Compensation Actually Paid ($M) (James A. Reuter)
Avg. non-PEO NEO Compensation Actually Paid ($M)
Net Income ($M)

Cap vs FIBK Core ROATCE
Compensation Actually Paid ($M)
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
17%
16%
15%
14%
13%
12%
11%
Core ROATCE
2021
2022
2023
2024
2025
PEO Compensation Actually Paid ($M) (Kevin P. Riley)
PEO Compensation Actually Paid ($M) (James A. Reuter)
Avg. non-PEO NEO Compensation Actually Paid ($M)
Core ROATCE

77	First Interstate BancSystem, Inc.
NEO Agreements
The Company currently has executive employment agreements with each of Mr. Reuter, Mr. Della
Camera, Ms. Robbins, Mr. Jensen, and Ms. Meyer.
The employment agreements outline the duties of each employee and forms of remuneration awarded for the performance of such duties, including base salary, bonuses, and various other employer provided benefits. In addition, the employment agreements outline specific duties and payments to be made upon termination of employment under various conditions.
James A. Reuter
Effective October 8, 2024, we entered into an employment agreement with James A. Reuter to serve as our President and CEO starting November 1, 2024. Mr. Reuter’s employment agreement has an initial term of 60 months and, after the initial term, the term will automatically be extended for an additional one year term and on each subsequent anniversary thereafter, so that the remaining term will be one year, unless a notice is provided by either party to the other party at least 90 days prior to the then term ending that the agreement will not renew or is otherwise terminated under the agreement. The term of Mr. Reuter’s employment agreement extends for an additional 24 month period automatically following a change in control transaction as defined in the 2023 Plan.
Under Mr. Reuter’s employment agreement, the annual base salary for Mr. Reuter will be $1,000,000.
Base salary will be reviewed at least annually to determine whether an increase is appropriate.
Pursuant to Mr. Reuter’s employment agreement, the Company granted Mr. Reuter a long-term incentive award on November 1, 2024 with an aggregate grant date value of $2,000,000, 40% of which was granted in the form of time-based RSUs that vest on November 1, 2029 and 60% of which was granted as PRSUs with a five-year performance period (January 1, 2025 through December 31, 2029)
that vest based on the achievement of performance goals relating to total shareholder return and the
Company’s Core ROAE (collectively, the “Sign-On Grant”).
Under Mr. Reuter’s employment agreement, if the Company or the Bank terminates Mr. Reuter’s employment for “cause,” as such term is defined in the employment agreement, Mr. Reuter will not receive any compensation or benefits after the termination date. If the Company or the Bank terminates Mr. Reuter’s employment without cause or if Mr. Reuter terminates employment for “good reason,” as such term is defined in the employment agreement, the Company or the Bank will pay Mr.
Reuter an amount equal to two times Mr. Reuter’s base salary plus two times the average of the annual incentive compensation paid to Mr. Reuter during each of the three years immediately prior to the year in which the termination of employment occurs, with such severance amount payable over 12 months. In addition, a pro rata portion of the Sign-On Grant (with such proration to be based on a three-year service period) will vest or be eligible to vest (for PRSUs) upon such a termination of employment, with the PRSUs vesting based on actual performance measured against the applicable performance metrics. The Bank will also provide Mr. Reuter with continued benefits coverage for up to
24 months.
If Mr. Reuter’s employment is terminated by the Company or the Bank without cause or if Mr. Reuter voluntarily terminates employment during the term of the employment agreement for good reason within six months preceding or within 18 months following a change in control, Mr. Reuter will receive an amount equal to the sum of 2.5 times Mr. Reuter’s base salary, plus 2.5 times the annual cash incentive at “target” (as defined in the annual cash incentive plan) in effect for Mr. Reuter in the year in which the change in control occurs, plus a pro-rata portion of Mr. Reuter’s target bonus for the calendar year during which the termination of employment occurs, with such severance amount payable over 18 months. In addition, upon a termination of employment described in this paragraph, the Sign-On Grant will vest in full, with the PRSUs vesting based on target performance and the Bank will provide Mr. Reuter with continued benefits coverage for up to 24 months.
If the severance benefits would constitute an “excess parachute payment” under Section 280G of the
Code, such payment shall either be reduced so that it will not constitute an excess parachute payment, or paid in full, depending on which payment would result in Mr. Reuter receiving the greatest after-tax payment. In case of the latter, Mr. Reuter would be liable for any excise tax owed.

78	First Interstate BancSystem, Inc.
Mr. Reuter’s employment agreement also contains 18-month non-competition and non-solicitation restrictions following termination of Mr. Reuter’s employment (with such restrictions to extend to 24 months if the termination of employment occurs within 6 months preceding or within 18 months following a change in control).
Additional information with respect to the severance payments to which Mr. Reuter is entitled is set forth below under the “Post-Employment Payments” table.
Other Continuing NEOs
We entered into employment agreements with David P. Della Camera, Kristina R. Robbins, Kirk D.
Jensen, and Lori A. Meyer (collectively, the “Other Continuing NEOs”) on June 1, 2025, January 23,
2024, December 14, 2021, and November 30, 2023, respectively. The original term of each of the employment agreements is for one year. After the expiration of the original term, each employment agreement automatically renews for an additional one-year period on each anniversary of the effective date, unless the Company gives the executive notice of termination 90 days prior to expiration. Under the terms of the respective employment agreements, Mr. Della Camera,  Ms. Robbins, Mr. Jensen, and
Ms. Meyer had an initial base salary per year of $500,000, $351,000, $347,140, and $300,000, respectively, which salary could be increased, but not decreased (except for a decrease that is generally applicable to all employees) upon review at least annually by the Board or by a designated committee.
While employed, the Other Continuing NEOs are entitled to participate in all incentive compensation bonuses, and long-term incentives in any plan or arrangement in which he or she is eligible to participate, and are entitled to employee benefits generally available to our senior executives. In the event any Other Continuing NEO’s employment is terminated without cause, such executive will be entitled to an amount equal to the sum of: (i) one times his or her base salary then in effect, plus (ii)
one times the average of the annual incentive compensation paid to such executive during each of the three years immediately prior to the year in which the “Event of Termination” (as defined in such
Other Continuing NEO’s agreement) occurs. The severance benefits will be contingent upon such executive’s execution of a release of claims in favor of the Company. Additional information with respect to the severance payments to which such executive is entitled is set forth below under the
“Post-Employment Payments” table.
The employment agreements also include non-solicitation and non-competition requirements that will be in effect for twelve to eighteen months (depending on the circumstances of termination) following such executive’s termination.
Marcy D. Mutch
The Company and the Bank entered into an employment agreement, effective as of December 14,
2021, with Ms. Mutch in connection with her service as EVP and CFO. Under the employment agreement, Ms. Mutch was entitled to an initial base salary of $467,250 per year, which salary could be increased, but not decreased (except for a decrease that is generally applicable to all employees) upon review at least annually by the Board or by a designated committee.
While employed, Ms. Mutch was entitled to participate in all incentive compensation, bonuses and long-term incentives in any plan or arrangement in which she was eligible to participate, and was entitled to employee benefits generally available to our senior executives. Ms. Mutch’s employment agreement includes post-termination restrictive covenants, including non-solicitation and competition provisions that generally apply for twelve months following the termination of her employment.
Transition Agreement with Marcy D. Mutch
In February 2025, Marcy D. Mutch notified the Company of her intention to retire as a full-time employee at the end of 2025 and to step down after a transition period as EVP and CFO, effective May
31, 2025. In connection with her retirement, the Company, the Bank and Ms. Mutch entered into the
Mutch Transition Agreement.
The Mutch Transition Agreement provides that Ms. Mutch would continue to serve as EVP and CFO through May 31, 2025 (the “CFO Transition Period”). Following the CFO Transition Period, Ms. Mutch
stepped down as CFO and served as Executive Advisor to the Company through December 31, 2025
(again, the “Executive Advisor Period”) to further assist the Company with the transition of the CFO role.

79	First Interstate BancSystem, Inc.
The Mutch Transition Agreement provided that, during the CFO Transition Period, Ms. Mutch’s base salary continued at its then-current rate and her short-term incentive award for 2025 was determined by the CEO based on the Company’s actual achievement of business performance objectives and Ms.
Mutch’s achievement of personal performance objectives in a manner consistent with other executive officers, prorated for the CFO Transition Period. During the CFO Transition Period, Ms. Mutch remained eligible to be granted long-term incentive awards and to participate in employee benefit plans available to other executive officers of the Company. The Mutch Transition Agreement also provides that Ms. Mutch was not required to be employed on the applicable bonus payment date to receive her prorated annual short-term incentive award for 2025 (payable in 2026).
The Mutch Transition Agreement provided that, during the Executive Advisor Period, Ms. Mutch’s base salary was at the rate in effect as of the end of the CFO Transition Period and she was eligible for a prorated short-term incentive award, with a target opportunity equal to 75% of her target short-term incentive opportunity as of the end of the CFO Transition Period (80%). During the Executive Advisor
Period, Ms. Mutch remained eligible for her outstanding long-term incentive awards to vest according to their terms and remained eligible for employee benefit plans available to other executive officers of the Company.
Following the Executive Advisor Period, Ms. Mutch was entitled to receive certain benefits and also agreed to provide transition and advisory services to the Company as a non-employee consultant for a one year period ending December 31, 2026. See below for additional information regarding the Mutch
Transition Agreement and related compensation payable to Ms. Mutch in connection with her departure from the Company on December 31, 2025, including the post-termination payments and benefits to which she is entitled, as set forth below under the “Post-Employment Payments” table.
Lorrie F. Asker
The Company and the Bank entered into an employment agreement, effective August 24, 2023, with
Ms. Asker in connection with her service as EVP and Chief Banking Officer (the “Asker Employment
Agreement”). Under the Asker Employment Agreement, Ms. Asker was entitled to an initial base salary of $440,000 per year, which salary could be increased, but not decreased (except for a decrease that is generally applicable to all employees) upon review at least annually by the Board or by a designated committee.
In the event Ms. Asker’s employment was terminated without cause or Ms. Asker resigned for good reason (each, an “Event of Termination” as defined in the Asker Employment Agreement), Ms. Asker was entitled to an amount equal to the sum of: (i) one times her base salary then in effect, plus (ii)
one times the average of the annual incentive compensation paid to Ms. Asker during each of the three years immediately prior to the year in which the “Event of Termination” occurs.
Ms. Asker was entitled to participate in incentive compensation, bonuses, and long-term incentives in any plan or arrangement in which she was eligible to participate, and was entitled to employee benefits generally available to our senior executives. The Asker Employment Agreement included non-
solicitation and non-competition requirements that generally remain in effect for twelve months following her departure from the Company.
Effective September 10, 2025, the Company’s Chief Banking Officer position was separated and transitioned to a two-person Co-Chief Banking Officer position, with Ms. Asker being appointed to serve as one Co-Chief Banking Officer and Mr. Shepler being appointed to serve as the other Co-Chief
Banking Officer.
Transition Agreement with Lorrie F. Asker
On November 14, 2025, the Company and Ms. Asker made a mutual decision at Ms. Asker’s prompting to terminate her service as EVP and Co-Chief Banking Officer and to transition her employment with the Company, effective November 14, 2025, to an Executive Advisor role to the CEO. In connection with the foregoing, the Company and Ms. Asker entered into the Asker Transition Agreement on
November 14, 2025.
Pursuant to the Asker Transition Agreement, in her advisor role, which is expected to be completed on
March 31, 2026, Ms. Asker assists the Company and its CEO with the transition of her Co-Chief Banking
Officer role to Mr. Shepler, the Company’s then other Co-Chief Banking Officer. Under the Asker
Transition Agreement, Ms. Asker continues to report to the CEO and provide strategic continuity and high-level support to the Company, assist the CEO with the transition described above, coordinate

80	First Interstate BancSystem, Inc.
cross-functional initiatives, and assist with the maintenance of client and employee relationships. For her services, Ms. Asker continues to receive her previously-received compensation and other benefits, including potential payout under any short-term incentive award granted to Ms. Asker prior to the transition period as discussed above, and will continue vesting in her outstanding long-term incentive awards through her employment term, which is expected to end on March 31, 2026. Upon expiration of her provision of services to the Company, Ms. Asker’s separation of employment will be treated as an involuntary termination of employment under Section 4(a)(i) of the Asker Employment Agreement pursuant to the Asker Transition Agreement. See below for additional information regarding the Asker
Employment Agreement, the Asker Transition Agreement and related compensation payable to Ms.
Asker in connection with her expected departure from the Company on March 31, 2026, including the severance payments to which she is entitled, as set forth below under the “Post-Employment
Payments” table.
Potential Payments Upon Certain Termination Events
The disclosures below describe the payments to which the executives would have been entitled had they been terminated on December 31, 2025. Except as otherwise noted below, the cash severance and continued benefits described in this section are generally contingent upon (i) the applicable executive’s execution and non-revocation of a release of claims (to the extent required under the applicable agreement) and (ii) continued compliance with applicable post-termination restrictive covenants (including non-competition and non-solicitation restrictions) for the applicable restricted period (generally 12-18 months for the Other Continuing NEOs and 18-24 months for Mr. Reuter, depending on the circumstances of termination), as described under “NEO Agreements” above.
Payments Made Upon Termination Following a Change in Control
The employment agreements define payments each executive shall receive in the event of an involuntary termination of employment without cause (as defined in each executive’s employment agreement) or voluntary termination by the executive for good reason (as defined in each executive’s employment agreement) within six months preceding or eighteen months after a change in control (as defined in each executive’s employment agreement).
The employment agreements provide that the executives shall receive an amount equal to two times their base salary (two and a half times in the case of Mr. Reuter) plus an amount equal to two times the annual short-term incentive at target (two and a half times in the case of Mr. Reuter), plus a pro rata portion of the executive’s target bonus for the calendar year in the year in which the termination event occurs (with respect to each executive, the “Change in Control Payment”). Such amount shall be payable as salary continuation in equal installments over twelve months (eighteen months in the case of Mr. Reuter).
All outstanding unvested RSUs will fully vest upon termination, and any outstanding PRSUs will vest at target, in each case in accordance with the applicable award agreements. Pursuant to the employment agreements, the Company will provide certain employment benefits for a period of twenty-four months following the date of termination. The benefits may be limited, however, if the executive is initially determined to be subject to excise taxes under Section 4999 and 280G of the Code but would be better off on a net-after tax basis by reducing the applicable Change in Control Payment to avoid being subject to the excise tax.
Payments Made Upon Termination Not Related to a Change in Control
The employment agreements define payments each continuing NEO shall receive in the event of an involuntary termination by the Company without cause or voluntary termination by the executive for good reason. For a description of compensation payable to Ms. Mutch and Ms. Asker in connection with their departures from the Company, see “Transition Agreement with Marcy D. Mutch” and “Transition
Agreement with Lorrie F. Asker” below.
Mr. Reuter’s executive employment agreement indicates he shall receive an amount equal to two times the sum of his base salary, plus two times his average annual short-term incentive compensation paid during the three completed full years immediately prior to the year of termination. Such amount shall be payable as salary continuation in equal installments over 12 months. He would also receive 24 months of continuing medical, dental, and vision benefits after termination.

81	First Interstate BancSystem, Inc.
Mr. Della Camera’s, Ms. Robbins’, Mr. Jensen’s, and Ms. Meyer’s, executive employment agreements indicate they shall receive an amount equal to one times the sum of their base salary, plus one times their average short-term annual incentive compensation paid during the three completed full years immediately prior to the year of termination. Such amount shall be payable as salary continuation in equal installments over 12 months. The agreements further provide that these executives shall receive
12 months of continuing medical, dental, and vision benefits after termination.
In the absence of an employment agreement, the Board, or the CEO (except with regard to any payments made on his behalf) at their discretion, may authorize payment of additional separation amounts for the NEOs.
Additionally, the employment agreements define payments with our continuing NEOs in the event of an involuntary termination of employment without cause (as defined in each executive’s agreement) or voluntary termination by the executive for good reason (as defined in each executive’s agreement)
within eighteen (18) months following the effective date of an acquisition that does not result in a change in control. The executive employment agreements provide that the executives shall receive an amount equal to two times their base salary (two and a half times in the case of Mr. Reuter) plus an amount equal to two times the average of the annual short-term incentive compensation paid to the executives (two and a half times in the case of Mr. Reuter) during each of the three completed full years immediately prior to the year in which the Event of Termination occurs. Such amount shall be payable as salary continuation in equal installments over 12 months. The agreements further provide that the executives shall receive continued medical, dental, and vision benefits for 18 months (30 months in the case of Mr. Reuter) after termination.
Payments Made Upon Retirement
Upon termination based on retirement, a NEO shall be entitled to all benefits under any retirement plan of the Company and other plans to which NEO is a party.
The individual equity award agreements governing outstanding equity awards provide for accelerated vesting and settlement of RSUs upon the termination of employment due to retirement, as defined under the employment agreements. Performance-based awards would remain outstanding for the completion of their performance measurement period.
Payments Made Upon Death
In the event of termination due to death, the estates or other beneficiaries of the NEOs are entitled to receive benefits under our group life insurance plan equal to the lesser of (i) two and a half times their respective base salary or (ii) $300,000. For all NEOs, the applicable amount would be $300,000.
In addition, we have obtained life insurance policies on selected officers of First Interstate Bank, which include a survivor benefit, as described above under the heading "Survivor Income Benefits."
The individual equity award agreements governing outstanding equity awards provide for accelerated vesting and settlement upon the termination of employment due to death.
Payments Made Upon Disability
In the event of termination due to disability, the NEOs are entitled to receive benefits under our group disability plan which generally provides for 60% of pre-disability earnings up to a maximum of $13,000 per month. For each of the NEOs the applicable amount would be $13,000 per month.
The individual equity award agreements governing outstanding equity awards provide for accelerated vesting and settlement upon the termination of employment due to disability, as defined under the employment agreements.
Other Employment Termination
Pursuant to Section 409A of the Code, certain payments to the NEOs would not commence for six months following a termination of employment. If required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following NEO’s separation from service. The following tables show estimated payments that our NEOs may receive assuming various employment termination and change-
in-control scenarios as if they occurred on December 31, 2025. The actual amounts for those NEOs would be calculated based on facts as of the actual termination of employment.

82	First Interstate BancSystem, Inc.
Post-Employment Payments
Potential Payments Upon Termination or Change-in-Control Payments
as of 12/31/2025 - Mr. James A. Reuter

Executive Payments and Benefits upon Termination or Change in Control	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause/ Termination for Good Reason		Change in Control With Termination for Good Reason or Without Cause		Death	Disability
Compensation:
Severance	$—	$—	$2,400,000	(a)	$5,500,000	(b)	$—	$—
Pro-rata Bonus	—	—	—		1,200,000	(c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	—	—	1,621,447		2,207,954		2,207,954	2,207,954
- Performance Awards (e)	—	—	2,432,065		3,311,804		3,311,804	3,311,804
Benefits & Perquisites:
Health Benefits (f)	—	—	19,503		19,503		—	—
Total	$—	$—	$6,473,015		$12,239,261		$5,519,758	$5,519,758

(a)
Severance is equal to two times the sum of: Mr. Reuter's current base salary, plus his average annual incentive compensation paid during the three completed full years prior to termination, when the termination event is not in connection with a change-in-control or following an acquisition of an entity. Severance would increase to $3,000,000
(two and a half times the compensation described herein) if the termination event followed an acquisition of an entity not constituting a change-in-control. Severance benefits are payable over 12 months.

(b)	Severance is equal to two and a half times the sum of Mr. Reuter's current base salary, plus his 2025 target annual cash incentive, payable over 18 months.
(c)
Reflects Mr. Reuter's target annual cash incentive award pro-rated for the portion of the year prior to termination.
Because termination is assumed to occur on December 31, 2025, the amount reflects the full target cash award that would be payable in lieu of his 2025 annual incentive award.

(d)
Reflects full vesting of his time-based RSUs as part of his Sign-On Grant (including dividends accrued through December
31, 2025) upon a qualifying termination during the 6 month period preceding or the 18 month period following a change-
in-control or 18 month period following an acquisition, and in the event of death, or disability. Upon involuntary termination without cause or termination for good reason when not in connection to a change-in-control or acquisition,
Mr. Reuter would remain entitled, on a pro-rated basis from his start date, to the RSUs from his Sign-On Grant. These amounts also reflect full vesting of his time-based RSUs issued under the LTI Plan (including dividends accrued through
December 31, 2025) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death, or disability. Awards are valued using the December 31, 2025 closing price of $34.60.

(e)
Reflects vesting of his PRSUs as part of his Sign-On Grant (including dividends accrued through December 31, 2025) upon a qualifying termination during the 6 month period preceding or the 18 month period following a change-in-control or 18 month period following an acquisition, and in the event of death or disability, payable at target levels. Upon involuntary termination without cause or termination for good reason when not in connection to a change-in-control or acquisition,
Mr. Reuter would remain entitled, on a pro-rated basis from his start date, to the PRSUs from his Sign-On Grant. These amounts also reflect full vesting of his performance-based RSUs issued under the LTI Plan (including dividends accrued through December 31, 2025) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death, or disability. Awards are valued using the December 31, 2025 closing price of $34.60.

(f)
Estimates the cost of continuing medical, dental, and vision benefits, using 2025 COBRA rates. Assumes 24 months of continued coverage for qualifying terminations not in connection with a change-in-control as well as in connection with a change-in-control. If the termination event followed an acquisition of an entity not constituting a change-in-control, costs are estimated to be $24,379, as benefits would continue for 30 months.

83	First Interstate BancSystem, Inc.
Potential Payments Upon Termination or Change-in-Control Payments
as of 12/31/2025 - Mr. David P. Della Camera

Executive Payments and Benefits upon Termination or Change in Control	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause/ Termination for Good Reason		Change in Control With Termination for Good Reason or Without Cause		Death	Disability
Compensation:
Severance	$—	$—	$620,000	(a)	$1,700,000	(b)	$—	$—
Pro-rata Bonus	—	—	—		350,000	(c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	—	—	—		693,499		693,499	693,499
- Performance Awards (e)	—	—	—		277,094		277,094	277,094
Benefits & Perquisites:
Survivor Income Benefits (f)	—	—	—		—		150,000	—
Health Benefits (g)	—	—	26,811		53,622		—	—
Total	$—	$—	$646,811		$3,074,215		$1,120,593	$970,593

(a)
Severance is equal to one times the sum of: Mr. Della Camera's current base salary, plus his average annual incentive compensation paid during the three completed full years prior to termination (for performance in FYE 2022, 2023, and
2024), when the termination event is not in connection with a change-in-control or following an acquisition of an entity.
Severance would increase to $1,240,000 (two times the compensation described herein) if the termination event followed an acquisition of an entity not constituting a change-in-control. Severance benefits are payable over 12 months.

(b)	Severance is equal to two times the sum of Mr. Della Camera's current base salary, plus his 2025 target annual cash incentive, payable over 12 months.
(c)
Reflects Mr. Della Camera's target annual cash incentive award pro-rated for the portion of the year prior to termination. Because termination is assumed to occur on December 31, 2025, the amount reflects the full target cash award that would be payable in lieu of his 2025 annual incentive award.

(d)
Reflects full vesting of time-based restricted stock/unit awards (including dividends accrued through December 31,
2025) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death, or disability. Awards are valued using the December 31, 2025 closing price of $34.60.

(e)
Reflects vesting of PRSUs (including dividends accrued through December 31, 2025) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death or disability, payable at target levels.
Awards are valued using the December 31, 2025 closing price of $34.60.

(f)
Reflects $150,000 of survivor income benefits payable to Mr. Della Camera's beneficiaries through a company owned life insurance policy covering the life of Mr. Della Camera. Mr. Della Camera's beneficiaries would also be entitled to receive
$300,000 of life insurance benefits under our group life insurance plan.

(g)
Estimates the cost of continuing medical, dental, and vision benefits, using 2025 COBRA rates as well as continued
employer contributions to Mr. Della Camera's health savings account. Assumes 12 months of continued coverage for a qualifying termination not in connection with a change-in-control and 24 months of continued coverage for a termination in connection with a change-in-control. If the termination event followed an acquisition of an entity not constituting a change-in-control, costs are estimated to be $40,217, as benefits would continue for 18 months.

84	First Interstate BancSystem, Inc.
Potential Payments Upon Termination or Change-in-Control Payments
as of 12/31/2025 - Ms. Kristina R. Robbins

Executive Payments and Benefits upon Termination or Change in Control	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause/ Termination for Good Reason		Change in Control With Termination for Good Reason or Without Cause		Death	Disability
Compensation:
Severance	$—	$—	$667,373	(a)	$1,564,000	(b)	$—	$—
Pro-rata Bonus	—	—	—		322,000	(c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	—	—	—		329,703		329,703	329,703
- Performance Awards (e)	—	—	—		713,952		713,952	713,952
Benefits & Perquisites:
Survivor Income Benefits (f)	—	—	—		—		150,000	—
Health Benefits (g)	—	—	28,925		57,850		—	—
Total	$—	$—	$696,298		$2,987,505		$1,193,655	$1,043,655

(a)
Severance is equal to one times the sum of: Ms. Robbins' current base salary, plus her average annual incentive compensation paid during the three years prior to termination (for performance in FYE 2022, 2023, and 2024), when the termination event is not in connection with a change-in-control or following an acquisition of an entity. Severance would increase to $1,334,747 (two times the compensation described herein) if the termination event followed an acquisition of an entity not constituting a change-in-control. Severance benefits are payable over 12 months.

(b)	Severance is equal to two times the sum of Ms. Robbins' current base salary, plus her 2025 target annual cash incentive, payable over 12 months.
(c)
Reflects Ms. Robbins' target annual cash incentive award pro-rated for the portion of the year prior to termination.
Because termination is assumed to occur on December 31, 2025, the amount reflects the full target cash award that would be payable in lieu of her 2025 annual incentive award.

(d)
Reflects full vesting of time-based restricted stock/unit awards (including dividends accrued through December 31,
2025) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death, or disability. Awards are valued using the December 31, 2025 closing price of $34.60.

(e)
Reflects vesting of PRSUs (including dividends accrued through December 31, 2025) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death or disability, payable at target levels.
Awards are valued using the December 31, 2025 closing price of $34.60.

(f)
Reflects $150,000 of survivor income benefits payable to Ms. Robbins' beneficiaries through a company owned life insurance policy covering the life of Ms. Robbins. Ms. Robbins' beneficiaries would also be entitled to receive $300,000 of life insurance benefits under our group life insurance plan.

(g)
Estimates the cost of continuing medical, dental, and vision benefits, using 2025 COBRA rates. Assumes 12 months of continued coverage for a qualifying termination not in connection with a change-in-control and 24 months of continued
coverage for a termination in connection with a change-in-control. If the termination event followed an acquisition of an entity not constituting a change-in-control, costs are estimated to be $43,387, as benefits would continue for 18 months.

85	First Interstate BancSystem, Inc.
Potential Payments Upon Termination or Change-in-Control Payments
as of 12/31/2025 - Mr. Kirk D. Jensen

Executive Payments and Benefits upon Termination or Change in Control	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause/ Termination for Good Reason		Change in Control With Termination for Good Reason or Without Cause		Death	Disability
Compensation:
Severance	$—	$—	$692,378	(a)	$1,542,386	(b)	$—	$—
Pro-rata Bonus	—	—	—		317,550	(c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	—	—	—		357,016		357,016	357,016
- Performance Awards (e)	—	—	—		793,310		793,310	793,310
Benefits & Perquisites:
Survivor Income Benefits (f)	—	—	—		—		150,000	—
Health Benefits (g)	—	—	27,052		54,103		—	—
Total	$—	$—	$719,430		$3,064,365		$1,300,326	$1,150,326

(a)
Severance is equal to one times the sum of: Mr. Jensen's current base salary, plus his average annual incentive compensation paid during the three completed full years prior to termination (for performance in FYE 2022, 2023, and
2024), when the termination event is not in connection with a change-in-control or following an acquisition of an entity.
Severance would increase to $1,384,756 (two times the compensation described herein) if the termination event followed an acquisition of an entity not constituting a change-in-control. Severance benefits are payable over 12 months.

(b)	Severance is equal to two times the sum of Mr. Jensen's current base salary, plus his 2025 target annual cash incentive, payable over 12 months.
(c)
Reflects Mr. Jensen's target annual cash incentive award pro-rated for the portion of the year prior to termination.
Because termination is assumed to occur on December 31, 2025, the amount reflects the full target cash award that would be payable in lieu of his 2025 annual incentive award.

(d)
Reflects full vesting of time-based restricted stock/unit awards (including dividends accrued through December 31,
2025) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death, or disability. Awards are valued using the December 31, 2025 closing price of $34.60.

(e)
Reflects vesting of PRSUs (including dividends accrued through December 31, 2025) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death or disability, payable at target levels.
Awards are valued using the December 31, 2025 closing price of $34.60.

(f)
Reflects $150,000 of survivor income benefits payable to Mr. Jensen's beneficiaries through a company owned life insurance policy covering the life of Mr. Jensen. Mr. Jensen's beneficiaries would also be entitled to receive $300,000 of life insurance benefits under our group life insurance plan.

(g)
Estimates the cost of continuing medical, dental, and vision benefits, using 2025 COBRA rates as well as continued
employer contributions to Mr. Jensen’s health savings account. Assumes 12 months of continued coverage for a qualifying termination not in connection with a change-in-control and 24 months of continued coverage for a termination in connection with a change-in-control. If the termination event followed an acquisition of an entity not constituting a change-in-control, costs are estimated to be $40,577, as benefits would continue for 18 months.

86	First Interstate BancSystem, Inc.
Potential Payments Upon Termination or Change-in-Control Payments
as of 12/31/2025 - Ms. Lori A. Meyer

Executive Payments and Benefits upon Termination or Change in Control	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause/ Termination for Good Reason		Change in Control With Termination for Good Reason or Without Cause		Death	Disability
Compensation:
Severance	$—	$—	$452,224	(a)	$1,122,000	(b)	$—	$—
Pro-rata Bonus	—	—	—		231,000	(c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	—	—	—		234,524		234,524	234,524
- Performance Awards (e)	—	—	—		463,572		463,572	463,572
Benefits & Perquisites:
Survivor Income Benefits (f)	—	—	—		—		150,000	—
Health Benefits (g)	—	—	—		—		—	—
Total	$—	$—	$452,224		$2,051,096		$848,096	$698,096

(a)
Severance is equal to one times the sum of: Ms. Meyer’s current base salary, plus her average annual incentive compensation paid during the three years prior to termination (for performance in FYE 2022, 2023, and 2024), when the termination event is not in connection with a change-in-control or following an acquisition of an entity. Severance would increase to $904,447 (two times the compensation described herein) if the termination event followed an acquisition of an entity not constituting a change-in-control. Severance benefits are payable over 12 months.

(b)	Severance is equal to two times the sum of Ms. Meyer’s current base salary, plus her 2025 target annual cash incentive, payable over 12 months.
(c)
Reflects Ms. Meyer’s target annual cash incentive award pro-rated for the portion of the year prior to termination.
Because termination is assumed to occur on December 31, 2025, the amount reflects the full target cash award that would be payable in lieu of her 2025 annual incentive award.

(d)
Reflects full vesting of time-based restricted stock/unit awards (including dividends accrued through December 31,
2025) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death, or disability. Awards are valued using the December 31, 2025 closing price of $34.60.

(e)
Reflects vesting of PRSUs (including dividends accrued through December 31, 2025) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death or disability, payable at target levels.
Awards are valued using the December 31, 2025 closing price of $34.60.

(f)
Reflects $150,000 of survivor income benefits payable to Ms. Meyer’s beneficiaries through a company owned life insurance policy covering the life of Ms. Meyer. Ms. Meyer’s beneficiaries would also be entitled to receive $300,000 of life insurance benefits under our group life insurance plan.

(g)	Ms. Meyer was not enrolled in Medical, Dental, or Vision plans as of December 31, 2025.

87	First Interstate BancSystem, Inc.
Transition Agreement with Marcy D. Mutch
Pursuant to the Mutch Transition Agreement, Ms. Mutch’s employment with the Company ended on
December 31, 2025, following the conclusion of her Executive Advisor Period.
Pursuant to the Mutch Transition Agreement, promptly following the conclusion of the Executive
Advisor Period, Ms. Mutch became entitled to receive payment of earned but unpaid base salary, accrued but unused paid time off (if any), and unreimbursed business expenses. In addition, the
Company will provide Ms. Mutch with 12 months of medical, health, vision and dental coverage substantially comparable to the coverage maintained by the Company for Ms. Mutch at the end of the
Executive Advisor Period (or a cash payment in lieu thereof in certain circumstances). Payment of the benefits described above is contingent on Ms. Mutch’s continued compliance with the applicable restrictive covenants under the Mutch Employment Agreement, including twelve (12) month post-
employment non-competition and non-solicitation restrictions.
Ms. Mutch did not receive any cash severance payment under her original employment agreement because her departure was structured as a retirement and transition pursuant to the Mutch Transition
Agreement. Upon her separation from the Company on December 31, 2025, any outstanding equity awards were subject to the treatment provided under the applicable equity award agreements.
In addition, pursuant to the Mutch Transition Agreement, Ms. Mutch agreed to provide transition and advisory services to the Company as a non-employee consultant for a one-year period ending December
31, 2026. As compensation for these consulting services and in lieu of any cash consulting fees, on
January 1, 2026, the Company granted Ms. Mutch 24,855 RSUs under the 2023 Plan with an aggregate grant date value of $860,000, which vest on December 31, 2026 subject to Ms. Mutch’s continued
performance of such consulting services through that date (with vesting preserved in certain circumstances if the Company terminates the consulting arrangement without cause).
Transition Agreement with Lorrie F. Asker
From November 15, 2025 to the present date, Ms. Asker remains employed by the Company as
Executive Advisor to the CEO pursuant to the terms of the Asker Transition Agreement. Such employment term is expected to end on March 31, 2026 (the “Separation Date”).
Pursuant to the Asker Transition Agreement, and contingent on Ms. Asker’s employment as Executive
Advisor to the CEO not being terminated for cause or Ms. Asker not resigning without good reason prior to the Separation Date, Ms. Asker will become entitled to receive the following benefits on the
Separation Date, each of which is substantially consistent with what would be provided to Ms. Asker under Section 4(a)(i) of the Asker Employment Agreement: (i) $734,155, which is an amount equal to one (1) times her base salary as of the Separation Date plus one (1) times the average of the annual incentive compensation paid to her during each of the three years immediately prior to the year in which the Separation Date occurs, payable as salary continuation in equal installments over a 12 month period following the Separation Date, (ii) 12 months of continued medical, health, vision and dental coverage, and (iii) earned but unpaid base salary, accrued but unused paid time off (if any), unreimbursed business expenses and vested benefits under the Company’s employee benefit plans.
Payment of the benefits under the Asker Transition Agreement is also contingent on Ms. Asker’s execution and non-revocation of the reaffirmation required under the Asker Transition Agreement and
Ms. Asker’s continued compliance with the applicable restrictive covenants under the Asker
Employment Agreement, including twelve (12) month post-employment non-compete and non-solicit restrictions.
In addition, upon her separation from the Company on the Separation Date, which will be treated as an involuntary termination of employment under Section 4(a)(i) of her employment agreement pursuant to the Asker Transition Agreement, any outstanding equity awards will be subject to the treatment provided under the applicable equity award agreements.

88	First Interstate BancSystem, Inc.
The Audit Committee of the Board appointed Ernst & Young LLP (“EY”) to be our independent registered public accounting firm for the year ending December 31, 2026. While the Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm, the Audit Committee has requested that the Board submit the selection of EY to our shareholders for ratification as a matter of good corporate governance. A representative of EY is expected to be present at the annual meeting, will have an opportunity to make a statement at the meeting if they desire to do so, and will have the opportunity to respond to questions, if any.
Neither the Audit Committee nor the Board is required to take any action as a result of the outcome of the vote on this proposal. If our shareholders do not ratify the selection of EY as our independent registered public accounting firm, however, the Audit Committee will consider whether to retain EY or to select another independent registered public accounting firm. Furthermore, even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interest of the Company and our shareholders.
Required Vote
If a quorum is present at the annual meeting and if the votes cast for the ratification of EY by shares present in person or represented by proxy at the meeting and entitled to vote on the matter exceed the votes cast against the ratification of EY by shares present in person or represented by proxy at the meeting and entitled to vote on the matter then the appointment of EY as the Company’s independent registered public accounting firm for the year ending December 31, 2026, will be ratified. The persons named as proxies in the proxy card accompanying these materials will vote the shares represented by a validly executed proxy card for the ratification of the selection of EY as the independent registered public accounting firm unless a vote against the proposal or an abstention is specifically indicated on the proxy card in respect of this proposal.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee charter requires advance approval of all audit and non-audit services performed by the independent registered public accounting firm to assure that such services do not impair the auditor’s independence from the Company. The Audit Committee may delegate the authority to pre-
approve services to the Audit Committee chair, subject to ratification by the Audit Committee at its next committee meeting. In 2024 and 2025, all of the fees paid to EY, our independent auditor during those respective years, were approved in advance by the Audit Committee.

89	First Interstate BancSystem, Inc.
Principal Accounting Fees and Services
EY served as the Company’s independent registered public accounting firm for the audits of our financial statements for the fiscal years ended December 31, 2025 and December 31, 2024. RSM served as the Company’s independent registered public accounting firm from 2004 through the completion of its audit for our fiscal year ended December 31, 2023. EY was paid the following fees for services performed as the Company’s independent registered public accounting firm during the fiscal year ended December 31, 2025 and EY and RSM were paid the following fees for services performed as the
Company’s independent registered public accounting firm during the fiscal year ended December 31,
2024:

	2025	2024
Audit fees (1)	$2,039,750	$2,084,800
Audit-related fees (2)	61,800	60,000
Tax fees (3)	470,417	497,687
All other fees (4)	6,000	5,200

(1)
Audit fees consist of fees for the audit of the financial statements included in our Annual Reports on Form 10-K, reviews of the Quarterly Reports on Form 10-Q and other documents filed with the SEC, accounting consultations, expenses, comfort letters, consents and comment letters. For 2025, $79,000 related to changes in the Company’s financial reporting environment and $48,750 related to internal control matters. For 2024, $148,000 related to internal control matters and incremental testing in other areas.

(2)	Audit-related fees consist of fees associated with assurance services related to regulatory compliance.
(3)	Tax fees relate to fiduciary trust tax compliance services and return preparation and review services provided by EY. Tax fees for 2025 also include family and medical leave credit services.
(4)	Other fees relate to publication and subscription services from EY.
Audit Committee Report
The Audit Committee of the Board is currently composed of five independent directors and operates under a charter approved by the Board. The SEC and the NASDAQ stock market have established standards relating to Audit Committee membership and functions. With regard to such membership standards, the Board has determined that each of David L. Jahnke, Stephen B. Bowman, Alice S. Cho,
Dennis L. Johnson, and Michael L. Scudder meet the requirements of an “audit committee financial expert” as defined by the SEC and each of the Audit Committee members have the requisite financial literacy and accounting or related financial management expertise required generally of an Audit
Committee member under the applicable standards of the SEC and NASDAQ.
The primary duties and responsibilities of the Audit Committee are to monitor: (i) the quality and integrity of the financial statements and related internal controls; (ii) the internal audit and independent registered public accounting firm’s qualifications and independence; (iii) the performance of the Company’s internal audit function and independent registered public accounting firm; and (iv)
compliance by the Company with certain legal and regulatory requirements. While the Audit
Committee has the duties and responsibilities described above and set forth in its charter, management is responsible for the internal controls and the financial reporting process. The
Company’s internal auditors are responsible for preparing an annual audit plan and conducting internal audits under the control of the Chief Audit Executive, who is accountable to the Audit Committee. The independent registered public accounting firm is responsible for performing an integrated audit of our financial statements and of the effectiveness of our internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”)
and issuing a report thereon.
The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management regarding the effectiveness of internal control over financial reporting, and that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Audit Committee also relies on the opinions of the independent registered public accounting firm on the consolidated financial statements and on the effectiveness of internal control over financial reporting. The Audit

90	First Interstate BancSystem, Inc.
Committee’s oversight does not provide assurance that the opinions and representations of management and the auditor are correct.
In the performance of its oversight function, the Audit Committee has performed the duties required by its charter, including meeting and holding discussions with management, the independent registered public accounting firm and internal audit, and has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2025, with management and the independent registered public accounting firm. The Audit Committee’s review of, and discussions about, the financial statements included discussions about the quality, not just the acceptability, of the accounting principles used, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Audit Committee also discussed with the independent registered public accounting firm all matters required to be discussed by the requirements of the PCAOB and the SEC and has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the
Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm their independence and any relationships that might have an impact on their objectivity and independence and the independent registered public accounting firm confirmed their independence.
Based upon a review of the reports and discussions with management, the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the Report of Independent Registered Public Accounting Firm, subject to the limitations described above and as set forth in the Audit Committee charter, the Audit Committee recommended to the
Board that the audited financial statements referred to above be included in the Company’s Annual
Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC.
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. EY has been retained as the Company’s independent registered public accounting firm since it was appointed in November 2023 for the fiscal year 2024. In determining whether to reappoint EY, the Audit Committee takes into consideration various factors, including: the recent performance of EY on the audit; its professional qualifications; the quality of ongoing discussions;
external data, including recent PCAOB reports; the appropriateness of fees, and the controls and processes in place to ensure EY’s continued independence. The Audit Committee has selected EY to be the Company’s independent registered public accounting firm for the fiscal year ending December 31,
2026.
Submitted by the Audit Committee of the Board of Directors:

David L. Jahnke (Chair)	Stephen B. Bowman	Alice S. Cho	Dennis L. Johnson	Michael L. Scudder
The foregoing Report of the Audit Committee shall not be deemed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, to be (i) “soliciting material” or
“filed” or (ii) incorporated by reference by any general statement into any filing made by us with the
SEC, except to the extent that we specifically incorporate such report by reference.
Security Ownership of Certain Beneficial Owners and
Management
The following table sets forth information regarding the beneficial ownership of our common stock as of March 23, 2026, for (i) each of our directors and director nominees, (ii) each of the named executive officers named in the Summary Compensation Table, (iii) all directors and executive officers as a group, and (iv) beneficial owners of more than 5% of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated
by the footnotes below, we believe, based on the information furnished to us or disclosed in filings made with the SEC, that the persons and entities named in the table below have sole voting and

91	First Interstate BancSystem, Inc.
investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
The percentage of shares shown as beneficially owned as of March 23, 2026, is based on 97,516,219 shares of our common stock outstanding. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding shares of common stock subject to RSUs, options and other derivative securities held by that person that were exercisable or vesting based only on the expiration of time on or within 60 days of March 23, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Any fractional shares are rounded to the nearest whole share.
Unless otherwise noted below, the address for each director, director nominee, NEO, and beneficial owner of more than 5% of a class of our common stock listed in the table below is: c/o First Interstate
BancSystem, Inc., 401 North 31st Street, Billings, MT 59101.

Beneficial Ownership Table
	Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percent of Class

Directors and nominees for director
Stephen B. Bowman	10,360	*
James A. Reuter	6,429	*
Renu Agrawal	—	*
Alice S. Cho	10,599	*
John M. Heyneman, Jr.(1)	1,777,477	1.8%
David L. Jahnke	28,555	*
Dennis L. Johnson	7,847	*
Stephen M. Lacy	19,888	*
Patricia L. Moss	20,233	*
Joyce A. Phillips	9,406	*
Daniel A. Rykhus	25,060	*
James R. Scott, Jr.	2,027,919	2.1%
Jeremy P. Scott (2)	3,750,357	3.8%
Michael L. Scudder	—	*

Named Executive Officers who are not directors
David P. Della Camera	6,328	*
Kirk D. Jensen	23,866	*
Lori A. Meyer	9,652	*
Kristina R. Robbins	10,182	*
Marcy D. Mutch (3)	88,235	*
Lorrie F. Asker	8,766	*

All executive officers and directors as a group (20 persons)	7,744,158	8.0%

5% or greater security holders
Scott Family FIBK Shareholder Group (4)	14,214,967	14.6%
BlackRock, Inc. (5)	13,290,004	13.6%
FMR LLC (6)	5,210,136	5.3%
State Street Corporation (7)	5,482,245	5.6%
Wellington Management Group LLP (8)	5,915,425	6.1%
Dimensional Fund Advisors LP (9)	5,416,568	5.6%

* Less than 1% of the Company’s common stock outstanding.

92	First Interstate BancSystem, Inc.

(1)
Includes 263,155 shares over which Mr. Heyneman reports shared voting and shared dispositive power. Mr.
Heyneman disclaims beneficial ownership, except to the extent of his pecuniary interest therein, over
224,460 of the shares reported as beneficially owned indirectly by Mr. Heyneman, which shares are reported as indirectly beneficially owned through a family trust.

(2)
Mr. Scott has caused a trust through which he reports indirect beneficial ownership in the shares to pledge as collateral security for a line of credit (which does not currently carry a balance) with Morgan Stanley
37,586 shares of common stock. Mr. Scott has also caused a limited partnership through which he reports indirect beneficial ownership in the shares to pledge as collateral security for a line of credit (which does not currently carry a balance) with Morgan Stanley 524,802 shares of common stock.

(3)
Includes Ms. Mutch’s (i) 2023 RSUs and 2024 RSUs, which vested fully in 2024 when Ms. Mutch attained retirement eligibility (age 65) under the applicable award agreements, and (ii) 2025 time-based RSUs granted on March 15, 2025, which vested in full immediately upon grant because Ms. Mutch was already retirement eligible, totaling 17,077 RSUs. Although these RSUs are 100% vested, the underlying shares have not been delivered as of March 23, 2026 because delivery is deferred under Section 409A of the Code and the terms of the applicable award agreements (including the six-month delay applicable to specified employees) and will not occur until June 30, 2026.

(4)
Based on an amendment to Schedule 13D filed with the SEC on May 29, 2024 by James R. Scott, as well as reports filed pursuant to Section 16 of the Exchange Act. As disclosed in the Schedule 13D and based on information known by the Company, the Scott Family FIBK Shareholder Group is composed of John M.
Heyneman, Jr., Susan S. Heyneman, Julie Scott Rose, James R. Scott, James R. Scott, Jr., Jeremy P. Scott,
Jonathan R. Scott, Risa K. Scott, Geoffrey D. Scott, and several trusts, foundations, entities and other shareholders of the Company affiliated with such Scott family members which are identified in the Schedule
13D and which signed with such family members the Scott Family Stockholder Agreement dated September
15, 2021. The foregoing family members report sole or shared voting and dispositive power over all of such shares.

(5)
Based solely on an amendment to Schedule 13G filed with the SEC on January 8, 2026 by BlackRock, Inc
(“BlackRock”). As disclosed in the Schedule 13G/A, this includes 13,073,231 shares over which BlackRock has sole voting power, 0 shares over which BlackRock has shared voting power, 13,290,004 shares over which BlackRock has sole dispositive power, and 0 shares over which BlackRock has shared dispositive power. The address for BlackRock is 50 Hudson Yards, New York, New York 10001.

(6)
Based solely on an amendment to Schedule 13G filed with the SEC on August 6, 2025 by FMR LLC (“FMR”)
and Abigail P. Johnson, who is a Director, the Chairman and the Chief Executive Officer of FMR. As disclosed in the Schedule 13G, this includes 5,197,876 shares over which FMR has sole voting power, 0 shares over which FMR has shared voting power, and 5,210,136 shares over which FMR has sole dispositive power, and 0 shares over which FMR has shared dispositive power. Ms. Johnson reported sole dispositive power of
5,210,136 shares. The address for FMR is 245 Summer Street, Boston, Massachusetts 02210.

(7)
Based solely on a Schedule 13G filed with the SEC on February 9, 2026 by State Street Corporation. As
disclosed in the Schedule 13G, this includes 0 shares over which State Street Corporation has sole voting power, 617,951 shares over which it has shared voting power, 0 shares over which it has sole dispositive power, and 5,482,245 shares over which it has shared dispositive power. The address for State Street
Corporation is One Congress Street, Suite 1, Boston, Massachusetts 02114, United States.

93	First Interstate BancSystem, Inc.

(8)
Based solely on a Schedule 13G filed with the SEC on November 12, 2025 by Wellington Management Group
LLP, on behalf of itself and Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and
Wellington Management Company LLP. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers.
Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group
Holdings LLP is owned by Wellington Management Group LLP. As disclosed in the Schedule 13G for each of
Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors
Holdings LLP, this includes 0 shares over which they have sole voting power, 5,358,835 shares over which they have shared voting power, 0 shares over which they have sole dispositive power, and 5,915,425 shares over which they have shared dispositive power. Wellington Management Company LLP reported 0 shares over which it has sole voting power, 5,319,204 shares over which it has shared voting power, 0 shares over which it has sole dispositive power, and 5,699,323 shares over which it has shared dispositive power. The address of the principal business office of the reporting persons is c/o Wellington Management Company
LLP, 280 Congress Street, Boston, Massachusetts 02210.

(9)
Based solely on a Schedule 13G filed with the SEC on July 15, 2025 by Dimensional Fund Advisors LP. As
disclosed in the Schedule 13G, this includes 5,336,155 shares over which Dimensional Fund Advisors LP has sole voting power, 0 shares over which it has shared voting power, 5,416,568 shares over which it has sole dispositive power, and 0 shares over which it has shared dispositive power. The address of the principal business office of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

94	First Interstate BancSystem, Inc.
Certain Relationships and Related Party Transactions
Related Person Transaction Policy
Our Board has adopted a written Related Person Transaction Policy that is applicable to our executive officers, directors, and certain entities and individuals related to such persons. Our Related Person
Transaction Policy generally provides that we will not enter into any transactions with related parties unless such transaction(s) are (1) approved by the Governance and Nominating Committee (or, in the
event less than all of the members of such committee are independent, only the independent members of such committee) and the relevant facts and circumstances have been disclosed to the Company, including any benefits to the Company and the terms of any comparable products or services provided by unrelated third parties; and (2) determined by the Governance and Nominating Committee to be in
- or not inconsistent with - the best interests of the Company and our shareholders. The policy also provides that the chair of the Governance and Nominating Committee has delegated authority to approve such transaction(s) in certain circumstances, subject to ratification by the Governance and
Nominating Committee, and it provides for independent ratification procedures for pending or completed related person transactions not previously approved or ratified under the policy. In addition, certain types of transactions are deemed pre-approved in accordance with the terms of the
Related Person Transaction Policy, including certain transactions in the ordinary course of business, such as loan and credit transactions to directors and executive officers that are in compliance with
Regulation O adopted by the Federal Reserve and the Sarbanes-Oxley Act of 2002.
All related party transactions requiring approval were reviewed and approved or ratified by the
Governance and Nominating Committee in accordance with the terms of the policy in place at the relevant time. In addition, all pre-approved related party transactions were provided to the
Governance and Nominating Committee for review as required by the terms of the policy in place at the relevant time. There were no related party transactions identified which were not subject to the
Related Person Transaction Policy discussed above.
Related Party Transactions
We conduct banking transactions in the ordinary course of business with related parties, including directors, executive officers, shareholders, and their associates on the same terms as those prevailing at the same time for comparable transactions with unrelated persons and that do not involve more than a normal risk of collectability or present other unfavorable features.
Certain executive officers, directors, and greater than 5% shareholders of the Company and certain entities and individuals related to such persons had transactions with the Company in the ordinary course of business. These parties were deposit clients of the Bank and incurred indebtedness in the form of loans, as clients, of $2.1 million and $5.1 million at December 31, 2025 and 2024, respectively.
During 2025, new loans and advances on existing loans of $4.2 million were funded, loan repayments totaled $5.0 million, and $2.2 million of loans were removed or added due to changes in related parties. All deposit and loan transactions, including any lines of credit, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company and do not involve more than a normal risk of collectability or present other unfavorable features.
During the fiscal year ended December 31, 2025, Charles Heyneman, who is employed by the Bank as an Enterprise Business Architect and is the brother of John M. Heyneman, Jr., who is a Class III director, received approximately $158,004 of total compensation from the Bank, composed of approximately $130,428 in base salary and $27,576 in other compensation. In the current fiscal year,
Mr. C. Heyneman is expected to receive compensation in an aggregate amount of more than $120,000 as an employee of the Bank.
Pursuant to the Mutch Transition Agreement, following the conclusion of Ms. Mutch’s Executive Advisor
Period on December 31, 2025, Ms. Mutch agreed to provide transition and advisory services to the
Company as a non-employee consultant for a one year period ending December 31, 2026. As compensation for these consulting services and in lieu of any cash consulting fees, on January 1, 2026,
Ms. Mutch was granted 24,855 time-based RSUs under the 2023 Plan with an aggregate grant date value of $860,000, which vest on December 31, 2026 subject to Ms. Mutch’s continued performance of such consulting services through that date (with vesting preserved in certain circumstances if the Company

95	First Interstate BancSystem, Inc.
terminates the consulting arrangement without cause). See “—Transition Agreement with Marcy D.
Mutch” for additional information regarding the Mutch Transition Agreement.
Conflict of Interest Policy
On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire that requires disclosure of any transactions with our Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest. Under our Code of Conduct, all employees (including executive officers) and directors are required to avoid conflicts of interest and the appearance of conflicts of interest. Pursuant to our Code of Ethics for the CEO and senior financial officers, such officers are prohibited from engaging in activities that are or may appear to be a conflict of interest unless a specific, case-by-case exception has first been reviewed and approved by the Board. All directors are subject to the Board’s governance standards that include our Code of Conduct (and related governance standards) requiring the directors to avoid conflicts of interest.

96	First Interstate BancSystem, Inc.
Information About the Shareholder Meeting
Solicitation Information
This proxy statement, the accompanying proxy card, and the Annual Report (which includes the 2025
Form 10-K) are being made available to our shareholders on the Internet at www.astproxyportal.com/
ast/40019/ beginning on or about April __, 2026. Our Board is soliciting your proxy to vote your shares at the annual meeting of shareholders to be held on May 27, 2026. The Board is soliciting your proxy to give all shareholders the opportunity to vote on matters that will be presented at the annual meeting.
This proxy statement provides you with information on these matters to assist you in voting your shares.
We are pleased to take advantage of the SEC e-proxy rules that allow companies to post their proxy materials on the internet. We will be able to provide our shareholders with the information they need while lowering the cost of the delivery of materials and reducing the environmental impact of printing and mailing hard copies. As permitted by SEC rules, we are sending a Notice of Internet Availability of
Proxy Materials (again, the “Notice”), to our shareholders on or about April __, 2026. All shareholders will have the ability to access the proxy materials on the website referred to above and in the Notice.
Shareholders will also have the ability to request a printed set of the proxy materials. Instructions on how to access the proxy materials on the internet or to request a printed copy may be found in the
Notice. Instructions on how to vote your shares and how to download a proxy card for voting at the annual meeting will also be contained in the Notice.
What is a proxy?
A proxy is your legal designation of another person to vote on your behalf. By completing and returning the proxy card, you are giving the persons designated in the proxy the authority to vote your shares in the manner you indicate on the proxy card.
Why did I receive more than one Notice or proxy card?
You may receive multiple Notices or proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. In addition, if your shares are held by a broker or trustee, you will receive the Notice, voting instruction form, or other voting information from your broker or trustee. You should vote separately with respect to each Notice or proxy card you receive as each will have a separate control number and will be related to different shares beneficially owned by you.
Who pays the cost of this proxy solicitation?
We pay the costs of soliciting proxies. Upon request, we will reimburse brokers, banks, trusts, and other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our common stock.
Our principal executive offices are located at 401 N. 31st Street, Billings, Montana 59101, and our
telephone number is (406) 255-5363. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of 10 days prior to the meeting and at the meeting itself for examination by any stockholder.
Is this proxy statement the only way proxies are being solicited?
In addition to these proxy materials, certain of our directors, officers and employees may solicit proxies by telephone, facsimile, e-mail, or personal contact. They will not be specifically compensated for doing so.
Voting Information
Who is qualified to vote?
You are qualified to receive notice of, and to vote at, the annual meeting if you were an owner of record of our common stock, our only voting securities, as of the close of business on our record date of April 2, 2026.

97	First Interstate BancSystem, Inc.
How many shares of common stock may vote at the annual meeting?
As of the record date, there were ________ shares of common stock outstanding and entitled to vote at the annual meeting. Our common stock is our only capital stock outstanding.
How are shares voted by the proxies?
The proxies appointed by the Board will vote your shares as you instruct on your proxy. Each share of common stock is entitled to one vote on each matter to be considered at our annual meeting. If you are the shareholder of record of your shares and you sign a proxy without specific voting instructions indicated, the proxies will vote your shares as recommended by the Board on all matters to be considered at the meeting.
Is there a quorum requirement?
For the annual meeting to be valid, there must be a quorum present. A quorum requires that more than 50% of the voting power of our common stock issued and outstanding, and entitled to vote at the annual meeting, be represented at the annual meeting, in person or by proxy.
What is the difference between a “shareholder of record” and other “beneficial” holders?
These terms describe how your shares are held. If your shares are registered directly in your name, you are a “shareholder of record.” If your shares are held on your behalf in the name of a broker, bank, trust, or other nominee as a custodian, you are a “beneficial” holder. Only “shareholders of record”
may vote at the annual meeting.
How do I vote my shares?
If you are a “shareholder of record,” you can vote your shares in person at the annual meeting or by proxy:
Please refer to the specific instructions set forth on the Notice. We encourage you to vote electronically. If you are a “beneficial” holder, your broker, bank, trust, or other nominee will provide you with materials and instructions for voting your shares.
Can I vote my shares in person at the annual meeting?
If you are a “shareholder of record,” you may vote your shares in person at the annual meeting. If you are a “beneficial” holder, you must obtain a proxy from your broker, bank, trust, or other nominee giving you the right to vote the shares at the annual meeting.
What is the Board’s recommendation on how I should vote my shares?

PROPOSAL 1	The Board recommends you vote your shares FOR the election of each of the three director nominees.
PROPOSAL 2	The Board recommends you vote your shares FOR the approval of an amendment to our Charter to provide for plurality voting in contested director elections.
PROPOSAL 3	The Board recommends you vote your shares FOR the adoption of a non-binding advisory resolution on executive compensation.
PROPOSAL 4	The Board recommends you vote your shares FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.

98	First Interstate BancSystem, Inc.
How will my shares be voted if I do not specify how they should be voted?
If you are a shareholder of record and you sign and return your proxy card without indicating how you want your shares to be voted, the appointed proxies will vote your shares FOR the election of the three director nominees; FOR the approval of an amendment to our Charter to provide for plurality voting in contested director elections; FOR the adoption of a non-binding advisory resolution on executive compensation; and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.
Can my broker or other nominee vote the shares beneficially held by me (rather than held
“of record” by me) for any of the proposals?
A broker or other entity holding shares for an owner in “street name” may vote for so-called “routine”
proposals under certain circumstances without receiving voting instructions from the beneficial owner.
A broker or other entity may vote on “non-routine” proposals only if the beneficial owner has provided it specific voting instructions. A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide any voting instructions on that proposal, at a meeting where the broker or other entity is able to and does vote on a routine matter that is also being voted upon at that meeting. The only “routine” matter included in this proxy statement is Proposal Four to ratify the appointment of our independent registered public accounting firm. Each of the other proposals relates to a “non-routine matter”. Therefore, if you are a
“beneficial” holder and you do not provide specific voting instructions to your broker or other entity on how to cast your vote in respect of a non-routine matter, the broker or other entity will not be able to cast a vote on your behalf with respect to that matter, resulting in so-called “broker non-votes” on that matter if the broker or other entity votes on the routine matter. We are also aware that certain brokers elect not to exercise their discretionary authority to vote on routine matters, such as Proposal
Four, absent voting instructions from their beneficial owners. It is especially important, therefore, that you instruct your broker as to how you wish to have your shares voted on each proposal, even if you wish to vote as recommended by the Board.
What vote is required once a quorum is present at the meeting?
With respect to Proposal One, the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors is required to elect a director nominee.
With respect to Proposal Two, under Section 242 of the Delaware General Corporation Law and our
Charter, approval requires the affirmative vote of the holders of a majority of the outstanding shares of our capital stock entitled to vote on Proposal Two.
With respect to Proposal Three and Proposal Four, the votes cast favoring the action by the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the corresponding matter must exceed the votes cast opposing the action by the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the corresponding matter for each of such matters to be approved.
How are abstentions and broker non-votes treated?
Abstentions are deemed as present and “entitled to vote” at the annual meeting and are counted for purposes of establishing a quorum for the proper conduct of business at the annual meeting.
Abstentions will have the same effect as votes “Against” the approval of Proposal One and Proposal
Two, but they will have no effect on the outcome of the voting on any of the other proposals. Broker non-votes, if any, are deemed as absent and not “entitled to vote” at the annual meeting with respect to any matter for which a broker non-vote is received and are not relevant for purposes of establishing a quorum for the proper conduct of business at the annual meeting. Broker non-votes will have the same effect as votes “Against” the approval of Proposal Two, but they will have no effect on the outcome of the voting of any of the other proposals. No broker non-votes are expected on Proposal
Four.
How do I change or revoke my proxy?
If you are a “shareholder of record,” after voting you may change your vote one or more times, or you may revoke your proxy, at any time before the vote is taken at the annual meeting. You may change your vote or revoke your proxy, as applicable, by doing one of the following:

99	First Interstate BancSystem, Inc.
•sending a written notice of revocation to our corporate secretary that is received prior to the annual meeting, stating that you revoke your proxy;
•signing a later-dated proxy card and submitting it so that it is received prior to the annual meeting in accordance with the instructions included in the proxy card(s);
•voting again via the internet or by telephone using the instructions described in the Notice; or
•attending the annual meeting and voting your shares in person.
If you are a “beneficial” holder, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the annual meeting, by attending the meeting in person and voting during the meeting.
Who will count the votes?
Representatives from Equiniti Trust Company, LLC, our transfer agent, will serve as our inspector of elections and count and tabulate the votes cast at the annual meeting. The inspector of elections is expected to attend the annual meeting via telephone conference call.
What if I have further questions?
If you have any further questions about voting your shares or attending the annual meeting, please contact our corporate secretary, Kirk D. Jensen, Esq., at 406-255-5304, or by e-mail:
Kirk.Jensen@fib.com.

100	First Interstate BancSystem, Inc.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all
Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports filed with the SEC and written representations that no other reports were required, during the year ended December 31, 2025, all of our directors, executive officers, and greater than 10% shareholders complied with all Section 16(a)
filing requirements, except that: (1) one Form 4 reporting six transactions, including three dispositions to the Company of an aggregate of 115 shares in payment of minimum required withholding taxes due upon vesting of the three RSU vesting events spanning three years also reported on that form, by Mr.
James R. Scott, Jr. was filed late; (2) one Form 4 reporting two gift disposition transactions by Mr.
James R. Scott was filed late; (3) one Form 5 reporting two gift acquisition transactions by Mr. Jeremy
Scott and the holding by Mr. Scott’s spouse of 2,355 shares that were inadvertently omitted from his initial Form 3 was filed late; (4) one Form 3 and one Form 4 reporting an equity grant acquisition transaction of incentive RSUs by Mr. Christopher Shepler were filed late; and (5) one Form 5 reporting one gift acquisition transaction by Mr. Geoffrey Scott was filed late.
Shareholder Proposals
The rules of the SEC permit eligible shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by company action in accordance with the SEC’s proxy rules. The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement for our 2027 annual meeting is December ____, 2026, which is 120 days prior to the anniversary of the mailing date for our proxy materials for this year’s annual meeting.
Additionally, under the terms of our bylaws, shareholders who wish to present an item of business or nominate a director at the 2027 annual meeting, but do not seek to include such item of business or director nominee in our proxy statement for the 2027 annual meeting, must provide notice to the corporate secretary at our principal executive offices not later than 5:00 p.m., local time, on the 90th day (February 26, 2027), nor earlier than 8:00 a.m., local time, on the 120th day (January 27, 2027), prior to May 27, 2027, which will be the one-year anniversary of our 2026 annual meeting. In the event that no annual meeting of shareholders was held in the preceding year, or the date of the applicable annual meeting has been changed by more than 30 days from the day of the first anniversary of the preceding year’s annual meeting, then, to be timely, such notice must be received by the corporate secretary at our principal executive offices no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which public announcement of the date of the annual meeting was first made. In the event that a special meeting of shareholders is called for the election of directors, nomination by a shareholder of record (on the date the notice is provided, on the record date and on the date of the special meeting) must be delivered to the corporate secretary at our principal executive offices of the
Company and received no earlier than 8:00 a.m., local time, on the 120th day prior to the date of the special meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which public disclosure is first made of the date of the special meeting. If we do not receive notice of a shareholder proposal within that period of time, such proposal will be considered untimely pursuant to
Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board for our 2027 annual meeting may exercise discretionary voting power with respect to such proposal and/or the Chair may consider the matter out of order and not address it at the meeting at all. The notice must also contain the information required by our bylaws, and the shareholder(s) must comply with the information and other requirements set forth in our bylaws with respect to such proposals. A shareholder providing notice of any business at a shareholder meeting, other than the nomination for election or reelection of a person as a Director to the Board (“Proposed Nominee”), must provide a reasonably brief description of the business desired to be brought before the shareholder meeting, including the text of any such proposal, the reasons for conducting such business at the shareholder meeting, and all other information relating to such business that would be required to be disclosed in a proxy statement or

101	First Interstate BancSystem, Inc.
other filing required to be made.  The information provided must include all information that would be necessary for inclusion under Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.
A shareholder providing notice of a nomination of a Proposed Nominee to the Board is required to set forth, as to each Proposed Nominee:
•basic biographical information about each Proposed Nominee including their name, age, business address, residence address, and principal occupation;
•the class and number of shares of the Company that are held of record or are beneficially owned by Proposed Nominee and a description of any derivative instruments held or beneficially owned thereby or of any other agreement or arrangement the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from, changes in the price of any shares of the Company, or maintain, increase or decrease the voting power of such Proposed
Nominee held or beneficially owned thereby or of any other agreement or arrangement the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from, changes in the price of any shares of the Company, or maintain, increase or decrease the voting power of such Proposed Nominee;
•information related to the Proposed Nominee and its affiliates or associates that would be required to be disclosed in a proxy statement or filing required to be made by the stockholder or their associates in connection with the solicitations of proxies for the election of directors required pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (collectively, the “Proxy Rules”);
•the Proposed Nominee’s written consent to being named in the applicable proxy statement and to serving as a director of the Company if elected;
•a reasonably detailed description of any direct or indirect material relationships, or any agreements, arrangements, or understandings, whether compensatory, payment, indemnification or other, that a Proposed Nominee has, or has had within the past three years, with the noticing stockholder or their associates;
•a description of any business or personal interests of the Proposed Nominee that could be reasonably expected to cause a conflict of interest with the Company or its affiliates; and
•information regarding the relationship and any agreement or arrangements between the
Proposed Nominee and the shareholder submitting the nomination.
In addition, a Proposed Nominee must also provide a signed written questionnaire containing information regarding such Proposed Nominee’s background and qualifications and such other information as may reasonably be required to determine their eligibility to serve as a director or independent director of the Company.  The Company also requires the Proposed Nominee to provide various written representations and undertakings pertaining to, among other things, the Proposed
Nominee’s fiduciary obligations, compliance obligations with applicable laws, rules, regulations, and
Company policies, outside arrangements impacting voting, and that the information provided is accurate and complete in all material respects.  The Proposed Nominee must also agree that they intend to fulfill the full term on the Board, if elected, and will resign as Director if the Board determines that the Director has not complied with the various requirements in our bylaws.
As to the shareholder giving the notice, the shareholder and any “Stockholder Associated Person” as such term is described in our bylaws, must also provide additional information about such shareholder and associated person, including but not limited to:
•background biographical information such as name and address (as they appear in the
Company’s books and records) and any class, series, and number of shares of securities of the
Company, directly or indirectly, regardless of whether they are owned beneficially and/or of record by the shareholder and each associated person, in the name of a nominee holder, or by a third party entity;
•a description of all rights to dividends that are separated or separable from the underlying security;
•any significant equity interests or any derivative instruments held in any principal competitor of the Company by the shareholder or any associated person;

102	First Interstate BancSystem, Inc.
•any direct or indirect interest of the shareholder or any Stockholder Associated Person in any agreement, arrangement or understanding, written or oral, with the Company, any affiliate of the Company or any principal competitor of the Company and a written representation regarding any breach of such agreements, arrangements, or understandings;
•a description of any material interest in the business proposed, or the election of any Proposed
Nominee;
•whether the shareholder or any associated person has complied, and will comply, with all applicable requirements of state law and the Exchange Act with respect to shareholder proposals;
•a complete and accurate description of any performance-related fees or other compensation related to the Company’s securities;
•a description of the investment strategies or objectives of the shareholder as they relate to the
Company and a copy of any presentation, document or marketing material provided to third parties regarding the same;
•all information that would be required to be set forth in a Schedule 13D filed with the SEC if such a statement were required to be filed by such shareholder or any associated person with respect to the Company (regardless of whether such person or entity is actually required to file a Schedule 13D);
•a certification that the shareholder and associated persons have complied with all applicable federal, state and other legal requirements in connection with investment activities related to the Company;
•if the shareholder (or the beneficial owner(s) on whose behalf such shareholder is submitting a notice to the Company) is not a natural person, the identity and certain background information on each natural person responsible for the formulation of and decision to propose the business or nomination to be brought before the meeting;
•a representation from such shareholder as to whether the shareholder or any associated person intends or is part of a group which intends (1) to solicit proxies in support of the election of any
Proposed Nominee in accordance with Rule 14a-19 under the Exchange Act or (2) to engage in a solicitation (within the meaning of Exchange Act Rule 14a-1(l)) with respect to the nomination or other business, as applicable, and if so, the name of each participant (as defined in Item 4 of
Schedule 14A under the Exchange Act) in such solicitation;
•a representation that such shareholder is a holder of record of stock of the Company entitled to vote at such meeting and that such shareholder intends to appear in person, or by proxy, at the meeting to nominate the person or persons named in the notice;
•a complete and accurate description of any known pending or threatened legal proceeding involving the shareholder or any associated persons and the Company or any current or former officer, director, affiliate or associate of the Company;
•identification of the names and addresses of other shareholders (including beneficial owners)
known to support the nomination(s) or other business proposal(s) submitted by the shareholder;
and
•any other information relating to such shareholder or any associated person that would be required to be disclosed in a proxy statement or other filings required to be made with the SEC in connection with the solicitations of proxies for the election of directors pursuant to securities rules and regulations.
A shareholder is required to update the information provided in any such notice if it is not true and correct and must do so within time periods prescribed within our bylaws or such information could be deemed to have not been provided in accordance with the provisions of our bylaws.
Any notice of director nomination submitted to the Company must contain the information required by our bylaws, including the information required by Rule 14a-19 of the Exchange Act in the case of a shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 annual meeting.

103	First Interstate BancSystem, Inc.
Forward Looking Statements
This proxy statement includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, including statements regarding our goals, commitments and strategies, strategic initiatives, planned or pending transactions, capital actions, future financial performance or financial condition, and our executive compensation program. These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks, uncertainties, and other important factors that are discussed in our most recently filed periodic reports on Form 10-K and Form
10-Q and subsequent filings. We assume no obligation to update any forward-looking statements, which speak only as of the date they are made.
Other Matters
We know of no matters other than as contained in the Notice of Annual Meeting of Shareholders to be
brought before the meeting. The enclosed proxy, however, gives discretionary authority for the proxy holders to vote on your behalf in the event that any additional matters should be duly presented.
Any shareholder may obtain without charge a copy of our Annual Report, which includes our 2025 Form
10-K containing our audited financial statements. Written requests for a copy of our Annual Report should be addressed to Investor Relations, First Interstate BancSystem, Inc., P.O. Box 30918, Billings,
Montana 59116-0918.
BY ORDER OF THE BOARD OF DIRECTORS
Kirk D. Jensen
General Counsel and Corporate Secretary
Billings, Montana
April ___, 2026

A-1	First Interstate BancSystem, Inc.
Appendix A - Non-GAAP Financial Measures
In addition to results presented in accordance with accounting principles generally accepted in the
United States of America, or GAAP, this proxy statement contains the following non-GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) average tangible common stockholders’
equity; (iii) tangible book value per common share; and (iv) return on average tangible common stockholders’ equity.
Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Average tangible common stockholders’ equity is calculated as average stockholders’ equity less average goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Return on average tangible common stockholders’ equity is calculated as net income available to common shareholders divided by average tangible common stockholders’ equity. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP.
The Company adjusts the most directly comparable capital adequacy GAAP financial measures to the non-GAAP financial measures described in subclauses (i) through (iv), to exclude goodwill and other intangible assets (except mortgage servicing rights). Management believes these non-GAAP financial measures are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency (often dependent upon the timing, size, and complexity of our acquisitions), or they cannot be anticipated or estimated in any particular period (in particular as it relates to unexpected recovery amounts). Our non-GAAP financial measures are intended to complement the capital ratios, defined by banking regulators, and to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control. This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies.
See the Non-GAAP Financial Measures table below for a reconciliation of the above-described non-
GAAP Financial Measures to their most directly comparable GAAP financial measures.

A-2	First Interstate BancSystem, Inc.

FIRST INTERSTATE BANCSYSTEM, INC. AND SUBSIDIARIES
Non-GAAP Financial Measures
(Unaudited)

		As of or For the Year Ended
(In millions, except % and per share data)		Dec 31, 2025	Dec 31, 2024	Dec 31, 2023	Dec 31, 2022	Dec 31, 2021
Total common stockholders' equity (GAAP)	(A)	$3,447.0	$3,304.0	$3,227.5	$3,073.8	$1,986.6
Less goodwill and other intangible assets (excluding mortgage servicing rights)		1,182.2	1,195.7	1,210.3	1,225.9	690.9
Tangible common stockholders' equity (Non- GAAP)	(B)	$2,264.8	$2,108.3	$2,017.2	$1,847.9	$1,295.7

Average common stockholders’ equity (GAAP)	(C)	$3,421.8	$3,266.0	$3,150.9	$3,189.5	$1,974.1
Less: average goodwill and other intangible assets (excluding mortgage servicing rights)		1,188.8	1,202.8	1,217.9	1,186.5	695.7
Average tangible common stockholders’ equity (Non-GAAP)	(D)	$2,233.0	$2,063.2	$1,933.0	$2,003.0	$1,278.4

Common shares outstanding	(E)	101,106	104,586	103,942	104,442	62,200
Reported net income (loss)	(F)	302.1	226.0	257.5	202.2	192.1

Book value per share (GAAP)	(A)/(E)	34.09	31.59	31.05	29.43	31.94
Tangible book value per common share (Non- GAAP)	(B)/(E)	22.40	20.16	19.41	17.69	20.83
Return on average common stockholders' equity (GAAP)	(F)/(C)	8.83%	6.92%	8.17%	6.34%	9.73%
Return on average tangible common stockholders’ equity (Non-GAAP)	(F)/(D)	13.53%	10.95%	13.32%	10.09%	15.03%

		As of or For the Year Ended
(In millions, except % and per share data)		Dec 31, 2020	Dec 31, 2019	Dec 31, 2018	Dec 31, 2017	Dec 31, 2016
Total common stockholders' equity (GAAP)	(A)	$1,959.8	$2,013.9	$1,693.9	$1,427.6	$982.6
Less goodwill and other intangible assets (excluding mortgage servicing rights)		700.8	711.7	631.6	521.8	222.5
Tangible common stockholders' equity (Non- GAAP)	(B)	$1,259.0	$1,302.2	$1,062.3	$905.8	$760.1

Average common stockholders’ equity (GAAP)	(C)	$1,985.2	$1,899.0	$1,525.8	$1,243.7	$963.5
Less: average goodwill and other intangible assets (excluding mortgage servicing rights)		706.1	694.1	566.6	408.9	216.7
Average tangible common stockholders’ equity (Non-GAAP)	(D)	$1,279.1	$1,204.9	$959.2	$834.8	$746.8

Common shares outstanding	(E)	62,096	65,246	60,623	56,466	44,926

Book value per share (GAAP)	(A)/(E)	31.56	30.87	27.94	25.28	21.87
Tangible book value per common share (Non- GAAP)	(B)/(E)	20.28	19.96	17.52	16.04	16.92

B-1	First Interstate BancSystem, Inc.
PRELIMINARY COPY
Appendix B - Proxy Card

ANNUAL MEETING OF SHAREHOLDERS OF

FIRST INTERSTATE BANCSYSTEM, INC.

May 27, 2026

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or **+1-201-299-4446** worldwide on any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online or by phone until 11:59 p.m. Eastern Time the day before the meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING: Notice of Annual Meeting of Shareholders, Proxy Statement, Form of Electronic Proxy Card, and Annual Report to Shareholders are available at www.astproxyportal.com/ast/40019/

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

00003333330000000000 3 052726

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3, AND 4.
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. Election of Class II Director Nominees:			
NOMINEES:			
1a. Alice S. Cho	☐	☐	☐
1b. Dennis L. Johnson	☐	☐	☐
1c. Daniel A. Rykhus	☐	☐	☐
2. Approval of an amendment to our Certificate of Incorporation to provide for plurality voting in contested director elections.	☐	☐	☐
3. Adoption of non-binding, advisory resolution on executive compensation.	☐	☐	☐
4. Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐

NOTE: The proxies will have discretionary authority, to the extent permitted by law, to act and vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

B-2	First Interstate BancSystem, Inc.